UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2020

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

DECEMBER 10, 2020 (Unaudited)

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.” — Andrea L. Lisher

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity - led by U.S. markets - driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

For the twelve months ended October 31, 2020, the S&P 500 Index returned a total of 9.71%, MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 6.19% and the Bloomberg Barclays Emerging Markets Index returned 3.38%

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	22.29%
MSCI Emerging Markets Index (net of foreign withholding taxes)	8.25%

Net Assets as of 10/31/2020 (In Thousands)	$11,220,225

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the communications services sector and its underweight position and security selection in the energy sector were leading contributors to relative to the Benchmark. The Fund’s overweight positions in the consumer staples and financials sectors were leading detractors from relative performance.

By country, the Fund’s security selection and overweight position in China and its out-of-Benchmark allocation to Singapore were leading contributors to performance relative performance. The Fund’s security selection and overweight position in India and its out-of-Benchmark allocation to Panama were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sea Ltd. and MercadoLibre Inc. and its overweight position in Meituan Dianping . Shares of Sea, a Singapore online gaming and electronic commerce provider with a presence in Southeast Asia, Taiwan and Latin America, rose amid growth in consumer demand for online services and entertainment. Shares of MercadoLibre, an electronic commerce platform operator based in Argentina, rose amid growth in consumer demand for online services. Shares of Meituan Dianping, a Chinese provider of an electronic commerce platform, rose amid growth in consumer demand for online services.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in IndusInd Bank Ltd., HDFC Bank Ltd., and Copa Holdings SA. Shares of IndusInd Bank and HDFC Bank, both Indian banking and financial services providers, fell amid investor expectations for a sharp contraction in the India’s economy due to Covid-19. Shares of Copa Holdings, an airline based in Panama, fell amid a decline in demand for passenger air travel.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark were in the financials and consumer staples sectors and its largest relative underweight allocations were in the energy and materials sectors. The Fund’s largest country overweight allocations relative to the Benchmark were in India and China and its largest relative underweight allocations were in South Korea and Taiwan.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.8%
2.	Tencent Holdings Ltd. (China)	4.6
3.	Alibaba Group Holding Ltd., ADR (China)	4.4
4.	Samsung Electronics Co. Ltd., GDR (South Korea)	3.7
5.	Meituan Dianping, Class B (China)	3.0
6.	Sea Ltd., ADR (Taiwan)	3.0
7.	EPAM Systems, Inc. (United States)	3.0
8.	Wuxi Biologics Cayman, Inc. (China)	2.7
9.	Alibaba Group Holding Ltd. (China)	2.7
10.	MercadoLibre, Inc. (Argentina)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
China	37.1%
India	15.9
Taiwan	10.2
Brazil	6.3
Hong Kong	5.7
South Korea	5.0
United States	3.0
Argentina	2.4
Mexico	2.2
Indonesia	1.7
South Africa	1.4
Portugal	1.0
Others (each less than 1.0%)	4.2
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		15.43%	12.59%	4.37%
Without Sales Charge		21.84	13.81	4.94
CLASS C SHARES	February 28, 2006
With CDSC**		20.24	13.24	4.52
Without CDSC		21.24	13.24	4.52
CLASS I SHARES	September 10, 2001	22.16	14.08	5.20
CLASS L SHARES	November 15, 1993	22.29	14.22	5.34
CLASS R2 SHARES	July 31, 2017	21.47	13.52	4.80
CLASS R3 SHARES	July 31, 2017	21.80	13.78	4.93
CLASS R4 SHARES	July 31, 2017	22.09	14.04	5.18
CLASS R5 SHARES	September 9, 2016	22.29	14.23	5.34
CLASS R6 SHARES	December 23, 2013	22.39	14.35	5.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	8.28%
MSCI Emerging Markets Index (net of foreign withholding taxes)	8.25%

Net Assets as of 10/31/2020 (In Thousands)	$2,840,342

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

By country, the Fund’s underweight allocation to Brazil and its security selection in Saudi Arabia were leading contributors to relative performance, while the Fund’s security selection in China and its overweight allocation to Mexico were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Taiwan Semiconductor Manufacturing Co., Wuxi Biologics (Cayman) Inc. and Alibaba Group Holding Ltd. Shares of Taiwan Semiconductor Manufacturing rose after the company reported consecutive quarters of better-than-expected earnings amid growth in demand for advanced semiconductors. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid investor expectations of increased demand for its products and services in response to the pandemic. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid growth in demand for digital services.

Leading individual detractors from relative performance included the Fund’s underweight positions in Nio Inc., BYD Co. and Pinduoduo Inc. Shares of Nio, a Chinese maker of electric vehicles, rose after the company reported better-than-expected revenue for the second quarter of 2020 and raised its third quarter forecast amid continued growth in vehicle sales. Shares of BYD, a Chinese maker of electronic vehicles that was not held in the Fund, rose after the company won a contract to supply electric vehicle batteries to Ford Motor Corp. Shares of Pinduoduo, a Chinese electronic commerce platform provider, rose amid growth in consumer demand for online shopping.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of disciplined portfolio construction with in-depth fundamental research conducted by a global network of research analysts to identify what they believed to be overvalued and undervalued stocks.

As a result of this process, by sector, the Fund’s sole overweight allocation relative to the Benchmark was in the information technology sector and its largest underweight allocations were in the financials and materials sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark were in Mexico and Russia and its largest relative underweight allocations were in Taiwan and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd. (China)	8.2%
2.	Tencent Holdings Ltd. (China)	7.0
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.7
4.	Samsung Electronics Co. Ltd. (South Korea)	4.5
5.	Meituan Dianping, Class B (China)	2.3
6.	Reliance Industries Ltd. (India)	1.4
7.	Naspers Ltd., Class N (South Africa)	1.3
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.3
9.	China Construction Bank Corp., Class H (China)	1.2
10.	Infosys Ltd., ADR (India)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	43.7%
South Korea	12.3
Taiwan	11.9
India	8.6
Brazil	4.3
South Africa	3.8
Russia	3.0
Mexico	2.3
Saudi Arabia	2.0
Indonesia	1.3
Thailand	1.2
Others (each less than 1.0%)	4.6
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	8.15%	10.93%
CLASS R6 SHARES	December 11, 2018	8.28	11.07

LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/2020)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.

Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(8.21)%
MSCI Europe Index (net of foreign withholding taxes)	(9.29)%

Net Assets as of 10/31/2020 (In Thousands)	$438,828

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection and underweight position in the energy services sector and its security selection in the software & services sector were leading contributors to relative performance. The Fund’s underweight position and security selection in the food, beverages & tobacco sector and its security selection and overweight position in the automobiles & components sector were leading detractors from performance relative to the Benchmark.

Leading individual contributors to relative performance included the Fund’s overweight position in Evolution Gaming Group AB, its out-of-Benchmark position in HelloFresh SE and its underweight position in Royal Dutch Shell PLC. Shares of Evolution Gaming Group, a Swedish provider of online casino games, rose amid strong demand for at-home entertainment during 2020. Shares of HelloFresh, a German provider of delivery meal kits, rose amid continued growth in consumer demand for at-home meals in 2020. Shares of Royal Dutch Shell, an Anglo/Dutch integrated oil and gas company not held by the Fund, fell amid a sharp decline in energy demand in 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nestle SA and OMV AG and its underweight position in ASML Holdings NV

Shares of Nestle, a Swiss maker of prepared foods and beverages, fell after the company lowered its 2020 earnings and sales forecast at the end of July 2020, citing the impact of at-home quarantines across Europe and North America. Shares of OMV, an Austrian integrated oil and gas company, fell amid a sharp decline in energy demand during 2020. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 and confirmed its positive outlook for fourth quarter 2020 results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.9%
2.	Roche Holding AG (Switzerland)	2.9
3.	Novartis AG (Registered) (Switzerland)	2.8
4.	Deutsche Telekom AG (Registered) (Germany)	2.0
5.	Deutsche Post AG (Registered) (Germany)	2.0
6.	Sanofi (France)	1.9
7.	Schneider Electric SE (France)	1.8
8.	Enel SpA (Italy)	1.8
9.	Orsted A/S (Denmark)	1.7
10.	ASM International NV (Netherlands)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Switzerland	18.2%
United Kingdom	17.1
Germany	14.2
France	11.1
Sweden	7.7
Netherlands	7.1
Denmark	4.3
Italy	3.7
Ireland	3.1
Australia	2.9
Austria	2.4
Finland	2.2
China	1.3
Spain	1.1
United States	1.1
Jordan	1.0
Others (each less than 1.0%)	0.4
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		(13.02)%	(1.48)%	3.16%
Without Sales Charge		(8.21)	(0.42)	3.71
CLASS C SHARES	November 1, 1998
With CDSC**		(9.64)	(0.91)	3.30
Without CDSC		(8.64)	(0.91)	3.30
CLASS I SHARES	September 10, 2001	(7.98)	(0.15)	3.99
CLASS L SHARES	September 10, 2001	(7.86)	(0.01)	4.18
CLASS R6 SHARES	October 1, 2018	(7.75)	0.03	4.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(9.11)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%

Net Assets as of 10/31/2020 (In Thousands)	$1,509,015

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the industrials sector, and its security selection and underweight position in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the communication services sector were leading contributors to relative performance.

By country, the Fund’s security selection in Germany and Japan was a leading detractor from relative performance, while the Fund’s security selection in the U.K. and France was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on proprietary multifactor screens that are used to rank securities in the Fund’s investment universe on the basis of value, quality and momentum characteristics.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.7
3.	BHP Group Ltd. (Australia)	1.8
4.	Sanofi (France)	1.7
5.	Novo Nordisk A/S, Class B (Denmark)	1.7
6.	Toyota Motor Corp. (Japan)	1.7
7.	Rio Tinto plc (Australia)	1.6
8.	Schneider Electric SE (France)	1.5
9.	Allianz SE (Registered) (Germany)	1.4
10.	Sony Corp. (Japan)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.0%
Switzerland	10.6
United Kingdom	10.5
Australia	8.8
Germany	8.7
France	8.2
Netherlands	6.4
Sweden	3.1
Denmark	2.6
Singapore	1.7
Hong Kong	1.7
Belgium	1.6
Norway	1.4
South Africa	1.2
Italy	1.1
Spain	1.0
United States	1.0
Others (each less than 1.0%)	3.7
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(13.87)%	(0.85)%	1.76%
Without Sales Charge		(9.11)	0.22	2.32
CLASS C SHARES	February 28, 2006
With CDSC**		(10.54)	(0.28)	1.90
Without CDSC		(9.54)	(0.28)	1.90
CLASS I SHARES	February 28, 2006	(8.84)	0.51	2.59
CLASS R2 SHARES	November 3, 2008	(9.37)	(0.06)	2.04
CLASS R6 SHARES	May 29, 2015	(8.71)	0.69	2.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares (liquidated on December 8, 2016). The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(1.64)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%

Net Assets as of 10/31/2020 (In Thousands)	$2,930,922

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection and overweight position in the industrials and information technology sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care sector and its security selection in the consumer staples sector were leading detractors from relative performance.

By region, the Fund’s out-of-Benchmark position in emerging markets and its security selection in Japan were leading contributors to performance relative to the Benchmark, while the Fund’s overweight positions in the U.K. and Continental Europe were the smallest contributors to relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s out-of-Benchmark positions in Taiwan Semiconductor Manufacturing Co., Tencent Holdings Ltd. and Alibaba Group Holding Ltd. Shares of Taiwan Semiconductor Manufacturing, a maker of semiconductors, rose after the company reported consecutive quarters of better-than-

expected earnings amid growth in demand for advanced semiconductors during the period. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in consumer demand for the company’s services. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid increased demand for digital services for the period.

Leading individual detractors from the Fund’s relative performance included its out of Benchmark position in Itaú Unibanco Holding SA, its underweight position in Softbank Group Corp. and its overweight position in Royal Dutch Shell PLC. Shares of Itau Unibanco Holding, a Brazilian banking and financial services company, fell amid several consecutive quarters for lower-than-expected earnings in 2020. Shares of Softbank Group, a Japanese technology and investment company not held by the Fund, rose after it agreed to sell its Arm unit to Nvidia Corp. for $40 billion. Shares of Royal Dutch Shell, an Anglo/Dutch integrated oil and gas company, fell amid a sharp decline in energy demand in 2020. Shares of Royal Dutch Shell, a British/Dutch oil and natural gas producer and retailer, fell as global energy demand contracted and global oil prices fell sharply in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.6%
2.	Roche Holding AG (Switzerland)	2.9
3.	ASML Holding NV (Netherlands)	2.3
4.	Novartis AG (Registered) (Switzerland)	2.1
5.	Sony Corp. (Japan)	2.1
6.	Keyence Corp. (Japan)	2.1
7.	AIA Group Ltd. (Hong Kong)	2.1
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
9.	Unilever plc (United Kingdom)	2.0
10.	Novo Nordisk A/S, Class B (Denmark)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	19.8%
United Kingdom	13.1
France	12.1
Switzerland	11.7
Germany	8.0
Denmark	4.1
China	4.0
Australia	3.9
Hong Kong	3.3
Netherlands	3.1
Spain	3.0
Sweden	2.2
Taiwan	1.6
South Korea	1.6
India	1.4
Finland	1.2
United States	1.1
Others (each less than 1.0%)	2.7
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(7.05)%	3.11%	3.36%
Without Sales Charge		(1.88)	4.23	3.92
CLASS C SHARES	January 31, 2003
With CDSC**		(3.38)	3.70	3.51
Without CDSC		(2.38)	3.70	3.51
CLASS I SHARES	January 1, 1997	(1.64)	4.49	4.18
CLASS R2 SHARES	November 3, 2008	(2.21)	3.93	3.64
CLASS R5 SHARES	May 15, 2006	(1.52)	4.63	4.36
CLASS R6 SHARES	November 30, 2010	(1.46)	4.72	4.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.71%
MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes)	(2.61)%

Net Assets as of 10/31/2020 (In Thousands)	$2,801,670

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the health care and materials sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to relative performance, while the Fund’s underweight position in Japan was the sole regional detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Delivery Hero AG, Tencent Holdings Ltd. and Alibaba Group Holding Ltd. Shares of Delivery Hero, a German online food delivery service, rose amid increased consumer demand during 2020. Shares of Tencent

Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in consumer demand for the company’s services. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid increased demand for digital services during the period.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Airbus SE, Continental AG and Erste Group Bank AG. Shares of Airbus, a French airplanes and aerospace company, fell after the company slashed production due to decreased demand throughout the global response to the pandemic. Shares of Continental, a German automotive parts manufacturer, fell amid a sharp decline in auto production in 2020. Shares of Erste Group Bank, an Austrian regional bank, fell amid a sharp drop in earnings due to the pandemic.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	4.4%
2.	Alibaba Group Holding Ltd., (China)	4.4
3.	HDFC Bank Ltd., ADR (India)	3.6
4.	Nestle SA (Registered) (Switzerland)	3.6
5.	Samsung Electronics Co. Ltd. (South Korea)	3.2
6.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.2
7.	AIA Group Ltd. (Hong Kong)	3.1
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.8
9.	Unilever NV (United Kingdom)	2.7
10.	ASML Holding NV (Netherlands)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	17.2%
China	11.7
Switzerland	10.5
Germany	7.0
Canada	6.2
Japan	5.3
Taiwan	4.5
Hong Kong	4.5
France	4.2
India	3.6
South Korea	3.2
Spain	3.0
Sweden	2.8
Netherlands	2.3
Denmark	2.1
Australia	1.9
Finland	1.6
United States	1.6
Indonesia	1.4
Belgium	1.2
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(1.04)%	4.56%	6.60%
Without Sales Charge		4.43	5.70	7.24
CLASS C SHARES	November 30, 2011
With CDSC**		2.93	5.16	6.76
Without CDSC		3.93	5.16	6.76
CLASS I SHARES	November 30, 2011	4.71	6.00	7.54
CLASS R2 SHARES	November 30, 2011	4.14	5.40	6.95
CLASS R5 SHARES	November 30, 2011	4.79	6.10	7.68
CLASS R6 SHARES	November 30, 2011	4.89	6.19	7.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(7.78)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.92%

Net Assets as of 10/31/2020 (In Thousands)	$137,268

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed both the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2020. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 50% of the Benchmark’s volatility.

By sector, the Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and the utilities sector was a leading contributor to relative performance.

By country, the Fund’s security selection in Japan and the U.K. was a leading detractor from performance relative to the Benchmark, while the Fund’s security in Italy and Germany was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in BP PLC and Standard Chartered PLC and its underweight position in Softbank Group Corp. Shares of BP, a U.K. integrated oil and natural gas company, fell amid a sharp decline in energy demand in 2020 as a result of the global response to the pandemic. Shares of Standard Chartered, a U.K. banking and financial services company, fell amid declining earnings due to low interest rates and reduced business activity as a result of the pandemic. Shares of Softbank Group, a Japanese technology and investment company, rose after it agreed to sell its Arm unit to Nvidia Corp. for $40 billion.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Nintendo Ltd., ASML Holdings NV and Daikin Industries Ltd. Shares of Nintendo, a Japanese developer of home entertainment products, rose amid increased consumer demand during as a result of the pandemic. Shares of ASML Holdings, a Dutch provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020 and confirmed its positive outlook for fourth quarter 2020 results. Shares of Daikin Industries, a Japanese manufacturer of air conditioning equipment, rose amid increased demand for its products as a result of the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	MSCI EAFE Index 12/18/2020 (United States)	4.4%
2.	Nestle SA (Registered) (Switzerland)	3.0
3.	Roche Holding AG (Switzerland)	2.4
4.	Novartis AG (Registered) (Switzerland)	1.9
5.	ASML Holding NV (Netherlands)	1.7
6.	Novo Nordisk A/S, Class B (Denmark)	1.5
7.	Toyota Motor Corp. (Japan)	1.4
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.3
9.	Iberdrola SA (Spain)	1.3
10.	Unilever NV (United Kingdom)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	25.2%
United Kingdom	11.1
Switzerland	10.3
France	9.9
Germany	9.2
Australia	5.2
Netherlands	5.1
United States	4.8
Denmark	2.9
Spain	2.2
Hong Kong	2.2
Sweden	2.1
Italy	1.4
Others (each less than 1.0%)	3.6
Short-Term Investments	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge*		(12.83)%	(5.92)%
Without Sales Charge		(8.02)	(2.76)
CLASS C SHARES	March 15, 2019
With CDSC**		(9.47)	(3.24)
Without CDSC		(8.47)	(3.24)
CLASS I SHARES	March 15, 2019	(7.78)	(2.49)
CLASS R5 SHARES	March 15, 2019	(7.68)	(2.39)
CLASS R6 SHARES	March 15, 2019	(7.53)	(2.25)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.05)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%

Net Assets as of 10/31/2020 (In Thousands)	$4,862,349

INVESTMENT OBJECTIVE

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection in the consumer cyclical & services sector and the retail sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the utilities and technology–semiconductors & hardware sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Japan and Europe was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the Pacific, excluding Japan, was the sole regional contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.5
3.	Novartis AG (Registered) (Switzerland)	2.0
4.	ASML Holding NV (Netherlands)	1.7
5.	Novo Nordisk A/S, Class B (Denmark)	1.6
6.	Toyota Motor Corp. (Japan)	1.4
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.4
8.	Iberdrola SA (Spain)	1.3
9.	Unilever NV (United Kingdom)	1.3
10.	SAP SE (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	26.1%
United Kingdom	11.7
Switzerland	10.9
France	10.5
Germany	9.6
Australia	5.5
Netherlands	5.3
Denmark	3.0
Spain	2.4
Hong Kong	2.2
Sweden	2.2
Italy	1.5
Others (each less than 1.0%)	4.1
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		(14.00)%	0.75%	2.14%
Without Sales Charge		(9.26)	1.85	2.69
CLASS I SHARES	October 28, 1992	(9.05)	2.09	2.94
CLASS R6 SHARES	November 1, 2017	(8.96)	2.16	2.98

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(19.25)%
MSCI EAFE Value Index (net of foreign withholding taxes)	(18.42)%

Net Assets as of 10/31/2020 (In Thousands)	$267,864

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s underweight position in the utilities sectors and its underweight position and security selection in the industrial cyclical sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the basic industries and retail sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in continental Europe and its underweight position in Japan were leading detractors from relative performance, while the Fund’s security selection in the Pacific, excluding Japan, and its underweight position in the U.K. were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Softbank Group Corp., Commonwealth Bank of Australia and Z Holdings Corp. Shares of Softbank Group, a Japanese technology and investment company not held by the Fund, rose after it agreed to sell its Arm unit to Nvidia Corp. for $40 billion. Shares of Commonwealth Bank of Australia, which were not held in the Fund, fell by a smaller magnitude than the Benchmark during the reporting period. Shares of Z Holdings, a provider of online advertising and business services as Yahoo Japan, rose in late 2019 after the company announced its planned acquisition of messaging application provider Line Corp.

Leading individual contributors to relative performance included the Fund’s underweight positions in HSBC Holdings PLC, Banco Santander SA and BASF SE. Shares of HSBC Holdings, a U.K. banking and financial services company, fell amid low interest rates and the impact of the pandemic. Shares of Banco Santander, a Spanish banking company not held in the Fund, fell amid low interest rates and the impact of the pandemic. Shares of BASF, a German chemicals company, fell amid investor uncertainty over the impact of the pandemic on the company’s businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the insurance and banks sectors, while the largest underweight sector positions were in the utilities and industrial cyclical sectors.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novartis AG (Registered) (Switzerland)	2.8%
2.	Toyota Motor Corp. (Japan)	2.2
3.	BHP Group Ltd. (Australia)	2.0
4.	Royal Dutch Shell plc, Class A (Netherlands)	1.7
5.	Siemens AG (Registered) (Germany)	1.5
6.	GlaxoSmithKline plc (United Kingdom)	1.4
7.	British American Tobacco plc (United Kingdom)	1.3
8.	Allianz SE (Registered) (Germany)	1.3
9.	TOTAL SE (France)	1.2
10.	Rio Tinto plc (Australia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.2%
United Kingdom	12.8
Germany	9.8
France	8.0
Switzerland	7.3
Australia	7.1
Netherlands	4.7
Sweden	3.3
Norway	2.6
Hong Kong	2.5
Italy	2.3
Finland	2.2
Spain	1.9
Denmark	1.6
Belgium	1.5
Singapore	1.2
Austria	1.1
Others (each less than 1.0%)	3.1
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(23.75)%	(4.02)%	(0.88)%
Without Sales Charge		(19.51)	(2.98)	(0.35)
CLASS C SHARES	July 11, 2006
With CDSC**		(20.94)	(3.49)	(0.75)
Without CDSC		(19.94)	(3.49)	(0.75)
CLASS I SHARES	September 10, 2001	(19.31)	(2.72)	(0.08)
CLASS L SHARES	November 4, 1993	(19.25)	(2.61)	0.04
CLASS R2 SHARES	November 3, 2008	(19.81)	(3.26)	(0.61)
CLASS R5 SHARES	September 9, 2016	(19.17)	(2.60)	0.05
CLASS R6 SHARES	November 30, 2010	(19.13)	(2.48)	0.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Argentina — 2.5%

MercadoLibre, Inc. *	229	278,586

Brazil — 6.4%

B3 SA—Brasil Bolsa Balcao	11,978	106,068

Localiza Rent a Car SA *	8,674	91,832

Lojas Renner SA *	11,073	72,312

Magazine Luiza SA	35,196	150,465

Pagseguro Digital Ltd., Class A * (a)	4,205	153,959

Raia Drogasil SA	10,063	42,337

XP, Inc., Class A *	2,376	95,234

		712,207

China — 37.6%

Alibaba Group Holding Ltd., ADR *	1,652	503,404

Alibaba Group Holding Ltd. *	8,088	306,478

Budweiser Brewing Co. APAC Ltd. (a) (b)	57,850	170,606

China Gas Holdings Ltd.	29,783	91,523

Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,485	179,241

JD.com, Inc., ADR *	1,423	116,017

JD.com, Inc., Class A *	2,789	113,753

Kweichow Moutai Co. Ltd., Class A	406	101,411

Meituan Dianping, Class B * (b)	9,290	346,336

Midea Group Co. Ltd., Class A	11,045	128,970

NetEase, Inc.	6,366	111,348

NetEase, Inc., ADR	1,446	125,481

New Oriental Education & Technology Group, Inc., ADR * (a)	1,069	171,376

Ping An Bank Co. Ltd., Class A	72,223	191,769

Ping An Insurance Group Co. of China Ltd., Class H	16,328	168,821

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,943	112,558

Shenzhou International Group Holdings Ltd.	8,409	146,313

Sichuan Swellfun Co. Ltd., Class A	4,921	48,758

Sunny Optical Technology Group Co. Ltd.	6,886	114,334

Tencent Holdings Ltd.	6,771	517,305

Wuxi Biologics Cayman, Inc. * (b)	11,020	309,469

Yum China Holdings, Inc.	2,589	137,793

		4,213,064

Egypt — 0.4%

Commercial International Bank Egypt SAE (Registered), GDR (b)	11,635	44,879

Hong Kong — 5.8%

AIA Group Ltd.	25,884	246,344

AIA Group Ltd.	795	7,524

Hong Kong Exchanges & Clearing Ltd.	2,524	120,923

Techtronic Industries Co. Ltd.	20,673	278,445

		653,236

INVESTMENTS	SHARES (000)	VALUE ($000)

Hungary — 1.0%

OTP Bank Nyrt. *	3,427	106,892

India — 16.1%

Asian Paints Ltd.	1,773	52,883

Britannia Industries Ltd.	1,686	78,948

HDFC Bank Ltd., ADR *	3,322	190,810

HDFC Bank Ltd. *	11,598	185,213

HDFC Life Insurance Co. Ltd. * (b)	13,421	106,755

Hindustan Unilever Ltd.	3,738	104,525

Housing Development Finance Corp. Ltd.	9,651	250,375

IndusInd Bank Ltd. *	3,941	31,029

ITC Ltd.	39,908	89,184

Kotak Mahindra Bank Ltd. *	8,811	183,875

Maruti Suzuki India Ltd.	726	68,174

Reliance Industries Ltd.	7,590	210,419

Tata Consultancy Services Ltd.	7,107	256,139

		1,808,329

Indonesia — 1.7%

Bank Central Asia Tbk. PT	53,178	104,635

Bank Rakyat Indonesia Persero Tbk. PT	401,578	90,906

		195,541

Macau — 0.8%

Sands China Ltd.	26,224	92,037

Mexico — 2.2%

Grupo Financiero Banorte SAB de CV, Class O *	24,159	107,747

Wal-Mart de Mexico SAB de CV	56,576	136,989

		244,736

Panama — 0.4%

Copa Holdings SA, Class A (a)	910	44,859

Poland — 0.8%

Allegro.eu SA * (b)	4,568	92,826

Portugal — 1.1%

Jeronimo Martins SGPS SA	7,531	119,612

South Africa — 1.4%

Bid Corp. Ltd.	4,381	60,324

Capitec Bank Holdings Ltd. *	1,310	92,098

Mr Price Group Ltd.	949	7,176

		159,598

South Korea — 5.0%

NCSoft Corp.	204	139,985

Samsung Electronics Co. Ltd.	8,417	423,095

		563,080

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — (continued)

Taiwan — 10.3%

President Chain Store Corp.	4,522	40,815

Sea Ltd., ADR * (a)	2,186	344,736

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,163	768,530

		1,154,081

Turkey — 0.9%

BIM Birlesik Magazalar A/S	10,764	85,106

Ford Otomotiv Sanayi A/S	1,087	14,066

		99,172

United States — 3.0%

EPAM Systems, Inc. *	1,105	341,325

Total Common Stocks (Cost $7,187,443)		10,924,060

Short-Term Investments — 3.9%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $313,835)	313,630	313,818

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	117,532	117,544

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	12,077	12,077

Total Investment of Cash Collateral from Securities Loaned (Cost $129,634)		129,621

Total Short-Term Investments (Cost $443,469)		443,439

Total Investments — 101.3% (Cost $7,630,912)		11,367,499
Liabilities in Excess of Other Assets — (1.3)%		(147,274)

NET ASSETS — 100.0%		11,220,225

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet & Direct Marketing Retail	15.5%

Banks	11.7

Semiconductors & Semiconductor Equipment	6.8

IT Services	6.6

Entertainment	6.3

Insurance	4.7

Interactive Media & Services	4.5

Food & Staples Retailing	4.3

Technology Hardware, Storage & Peripherals	3.7

Capital Markets	2.8

Beverages	2.8

Life Sciences Tools & Services	2.7

Machinery	2.4

Food Products	2.3

Thrifts & Mortgage Finance	2.2

Hotels, Restaurants & Leisure	2.0

Multiline Retail	2.0

Oil, Gas & Consumable Fuels	1.9

Diversified Consumer Services	1.5

Textiles, Apparel & Luxury Goods	1.3

Household Durables	1.1

Electronic Equipment, Instruments & Components	1.0

Health Care Equipment & Supplies	1.0

Others (each less than 1.0%)	5.0

Short-Term Investments	3.9

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $121,899,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.5%
Argentina — 0.2%

MercadoLibre, Inc. *	4	5,140

Brazil — 4.4%

Atacadao SA *	1,743	5,560

B3 SA — Brasil Bolsa Balcao	850	7,524

Banco Bradesco SA (Preference)	1,620	5,676

Cia Brasileira de Distribuicao	259	2,796

Gerdau SA (Preference)	1,919	7,294

Itau Unibanco Holding SA (Preference)	3,078	12,601

Itausa SA (Preference)	2,811	4,454

Localiza Rent a Car SA *	649	6,868

Lojas Renner SA *	1,299	8,481

Magazine Luiza SA	1,802	7,702

Petroleo Brasileiro SA (Preference)	3,749	12,362

Raia Drogasil SA	1,995	8,395

Suzano SA *	954	8,225

Telefonica Brasil SA (Preference)	313	2,319

TIM SA, ADR *	449	4,623

Vale SA, ADR	1,935	20,449

		125,329

Chile — 0.3%

Banco Santander Chile, ADR	299	4,144

Cencosud SA	1,393	1,937

Cia Cervecerias Unidas SA, ADR	114	1,225

		7,306

China — 44.3%

51job, Inc., ADR *	70	4,904

Alibaba Group Holding Ltd., ADR *	80	24,302

Alibaba Group Holding Ltd. *	6,217	235,582

Amoy Diagnostics Co. Ltd., Class A	250	3,147

Anhui Conch Cement Co. Ltd., Class H	584	3,650

ANTA Sports Products Ltd.	667	7,404

Baidu, Inc., ADR *	29	3,909

Bank of China Ltd., Class H	34,394	10,864

Baoshan Iron & Steel Co. Ltd., Class A	9,526	7,612

BeiGene Ltd., ADR *	13	3,841

Bilibili, Inc., ADR * (a)	163	7,295

BOE Technology Group Co. Ltd., Class A	6,710	4,755

CGN Power Co. Ltd., Class H (b)	20,470	4,390

China Conch Venture Holdings Ltd.	1,463	6,514

China Construction Bank Corp., Class H	50,415	34,742

China CYTS Tours Holding Co. Ltd., Class A	1,691	2,492

China Gas Holdings Ltd.	3,564	10,951

China Lesso Group Holdings Ltd.	2,948	4,779

China Life Insurance Co. Ltd., Class H	5,962	13,009

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Merchants Bank Co. Ltd., Class H	3,799	19,789

China Mobile Ltd.	3,132	19,154

China Molybdenum Co. Ltd., Class H	11,775	4,285

China Oilfield Services Ltd., Class H	10,098	6,098

China Overseas Land & Investment Ltd.	3,597	9,035

China Pacific Insurance Group Co. Ltd., Class H	3,829	11,984

China Resources Land Ltd.	2,498	10,216

China Shenhua Energy Co. Ltd., Class H	4,387	7,600

China State Construction Engineering Corp. Ltd., Class A	7,445	5,694

China State Construction International Holdings Ltd.	5,336	3,702

China Unicom Hong Kong Ltd.	8,168	5,035

China Vanke Co. Ltd., Class H	2,246	6,972

China Yangtze Power Co. Ltd., Class A	2,511	7,127

CNOOC Ltd.	13,963	12,776

Contemporary Amperex Technology Co. Ltd., Class A	130	4,773

Country Garden Holdings Co. Ltd.	2,198	2,716

Country Garden Services Holdings Co. Ltd.	1,214	7,645

CSPC Pharmaceutical Group Ltd.	5,259	5,585

Dada Nexus Ltd., ADR * (a)	124	4,098

Dongfeng Motor Group Co. Ltd., Class H	7,790	5,487

ENN Energy Holdings Ltd.	653	8,266

GDS Holdings Ltd., ADR * (a)	70	5,911

Greentown Service Group Co. Ltd. (b)	3,134	3,441

Hangzhou Tigermed Consulting Co. Ltd., Class H * (b)	375	6,025

Huazhu Group Ltd.*	97	4,109

Industrial & Commercial Bank of China Ltd., Class H	30,606	17,380

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	697	4,146

Innovent Biologics, Inc. * (b)	1,336	9,903

iQIYI, Inc., ADR *	254	6,276

JD.com, Inc., ADR *	220	17,894

JD.com, Inc., Class A*	487	19,880

Jiangsu Hengrui Medicine Co. Ltd., Class A	626	8,326

Kingdee International Software Group Co. Ltd. *	3,288	8,681

Kingsoft Corp. Ltd.	1,633	8,784

Kunlun Energy Co. Ltd.	5,852	3,789

Kweichow Moutai Co. Ltd., Class A	63	15,751

Laobaixing Pharmacy Chain JSC, Class A	153	1,637

Longfor Group Holdings Ltd. (b)	2,007	10,994

Luxshare Precision Industry Co. Ltd., Class A	515	4,225

Meituan Dianping, Class B * (b)	1,777	66,249

Momo, Inc., ADR	147	2,207

NetEase, Inc., ADR	254	22,123

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

New Oriental Education & Technology Group, Inc., ADR *	113	18,149

NIO, Inc., ADR *	277	8,484

Pharmaron Beijing Co. Ltd., Class H (b)	235	3,397

PICC Property & Casualty Co. Ltd., Class H	7,422	5,037

Pinduoduo, Inc., ADR *	60	5,417

Ping An Bank Co. Ltd., Class A	3,684	9,783

Ping An Insurance Group Co. of China Ltd., Class H	3,597	37,187

Poly Developments and Holdings Group Co. Ltd., Class A	2,804	6,449

Postal Savings Bank of China Co. Ltd., Class H (b)	11,966	5,872

Sangfor Technologies, Inc., Class A	91	2,594

Shanghai Liangxin Electrical Co. Ltd., Class A	737	2,990

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	154	8,896

Shenzhou International Group Holdings Ltd.	720	12,522

Silergy Corp.	93	5,734

Sunny Optical Technology Group Co. Ltd.	785	13,037

Suofeiya Home Collection Co. Ltd., Class A	1,220	5,151

Tencent Holdings Ltd.	2,635	201,329

Tianma Microelectronics Co. Ltd., Class A	1,942	4,151

Trip.com Group Ltd., ADR *	123	3,526

Wanhua Chemical Group Co. Ltd., Class A	636	7,483

WuXi AppTec Co. Ltd., Class H (b)	429	6,860

Wuxi Biologics Cayman, Inc. * (b)	770	21,610

Xiaomi Corp., Class B * (b)	6,592	18,747

Yum China Holdings, Inc.	256	13,609

Yunnan Energy New Material Co. Ltd.	296	4,433

Zai Lab Ltd., ADR *	90	7,376

Zhejiang Chint Electrics Co. Ltd., Class A	1,071	4,700

Zhejiang Expressway Co. Ltd., Class H	3,432	2,343

		1,256,776

Colombia — 0.1%

Ecopetrol SA, ADR (a)	443	4,099

Czech Republic — 0.1%

Moneta Money Bank A/S (b)	1,188	2,696

Greece — 0.3%

Hellenic Telecommunications Organization SA	370	4,901

OPAP SA	447	3,618

		8,519

Hong Kong — 0.3%

Hutchison China MediTech Ltd., ADR *	124	3,655

Techtronic Industries Co. Ltd.	478	6,432

		10,087

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Hungary — 0.4%

OTP Bank Nyrt. *	257	8,030

Richter Gedeon Nyrt.	108	2,212

		10,242

India — 8.8%

Ashok Leyland Ltd.	3,035	3,224

Axis Bank Ltd. *	2,067	13,699

Britannia Industries Ltd.	110	5,165

Eicher Motors Ltd.	119	3,351

HDFC Bank Ltd., ADR *	123	7,086

Hindalco Industries Ltd.	1,529	3,528

Hindustan Unilever Ltd.	603	16,850

Housing Development Finance Corp. Ltd.	994	25,779

Infosys Ltd., ADR	2,062	29,430

ITC Ltd.	3,258	7,281

Kotak Mahindra Bank Ltd. *	281	5,861

Larsen & Toubro Ltd.	531	6,651

Maruti Suzuki India Ltd.	114	10,732

NTPC Ltd.	4,585	5,417

Oil & Natural Gas Corp. Ltd.	3,767	3,298

Petronet LNG Ltd.	2,143	6,677

Power Grid Corp. of India Ltd.	3,204	7,393

Reliance Industries Ltd.	1,430	39,651

Shriram Transport Finance Co. Ltd.	356	3,329

Tata Consultancy Services Ltd.	623	22,447

UltraTech Cement Ltd.	168	10,375

United Spirits Ltd. *	853	5,801

UPL Ltd.	1,033	6,313

		249,338

Indonesia — 1.4%

Astra International Tbk. PT	14,274	5,213

Bank Central Asia Tbk. PT	7,445	14,649

Bank Rakyat Indonesia Persero Tbk. PT	43,731	9,899

Telekomunikasi Indonesia Persero Tbk. PT	49,920	8,839

		38,600

Malaysia — 0.8%

CIMB Group Holdings Bhd.	3,680	2,612

Petronas Chemicals Group Bhd.	3,849	5,424

Public Bank Bhd.	1,933	7,012

Tenaga Nasional Bhd.	2,125	4,877

Top Glove Corp. Bhd.	1,339	2,761

		22,686

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mexico — 2.3%

America Movil SAB de CV, Series L (a)	23,416	14,230

Fomento Economico Mexicano SAB de CV, ADR	137	7,345

Grupo Aeroportuario del Sureste SAB de CV, Class B * (a)	410	4,754

Grupo Financiero Banorte SAB de CV, Class O *	3,152	14,057

Grupo Mexico SAB de CV, Series B	2,722	7,761

Kimberly-Clark de Mexico SAB de CV, Class A	3,424	5,114

Wal-Mart de Mexico SAB de CV	5,234	12,674

		65,935

Peru — 0.3%

Credicorp Ltd.	77	8,817

Philippines —0.4%

Ayala Corp.	243	3,832

Ayala Land, Inc.	5,702	3,881

International Container Terminal Services, Inc.	1,444	3,424

		11,137

Poland — 0.4%

CD Projekt SA *	85	7,212

Dino Polska SA * (b)	96	5,292

		12,504

Qatar — 0.3%

Qatar National Bank QPSC	1,878	9,119

Russia — 3.1%

Alrosa PJSC	7,228	6,505

Gazprom PJSC, ADR	1,712	6,560

LUKOIL PJSC, ADR	271	13,881

Magnitogorsk Iron & Steel Works PJSC	6,487	3,079

MMC Norilsk Nickel PJSC, ADR	266	6,336

Moscow Exchange MICEX-RTS PJSC	4,377	7,392

Moscow Exchange MICEX-RTS PJSC	56	95

Novolipetsk Steel PJSC	1,409	3,305

Sberbank of Russia PJSC, ADR	1,762	17,810

Severstal PAO, GDR (b)	556	7,599

Tatneft PJSC, ADR	222	6,867

X5 Retail Group NV, GDR (b)	226	7,960

		87,389

Saudi Arabia — 2.0%

Al Rajhi Bank	978	17,158

Alinma Bank *	1,551	6,302

Almarai Co. JSC	366	5,032

Bupa Arabia for Cooperative Insurance Co. *	87	2,654

National Commercial Bank	790	8,206

INVESTMENTS	SHARES (000)	VALUE ($000)

Saudi Arabia — continued

Saudi Basic Industries Corp.	374	8,966

Saudi Telecom Co.	221	5,859

Savola Group (The)	303	3,704

		57,881

Singapore — 0.1%

BOC Aviation Ltd. (b)	333	2,063

South Africa — 3.9%

Absa Group Ltd.	1,060	5,697

Bid Corp. Ltd.	412	5,678

Bidvest Group Ltd. (The)	782	6,431

Capitec Bank Holdings Ltd. *	113	7,947

Clicks Group Ltd.	482	6,987

FirstRand Ltd. (a)	4,130	9,587

Gold Fields Ltd., ADR	206	2,247

Impala Platinum Holdings Ltd.	508	4,523

Mr Price Group Ltd.	564	4,264

MTN Group Ltd.	1,287	4,597

Naspers Ltd., Class N *	198	38,733

Pick n Pay Stores Ltd.	990	3,118

SPAR Group Ltd. (The)	597	6,335

Vodacom Group Ltd.	620	4,674

		110,818

South Korea — 12.5%

BGF retail Co. Ltd.	17	1,754

Celltrion, Inc. *	20	4,244

Hana Financial Group, Inc.	349	9,421

Hankook Tire & Technology Co. Ltd.	200	5,613

Hanon Systems	397	3,937

Hyundai Glovis Co. Ltd.	31	4,541

Hyundai Mobis Co. Ltd.	61	12,287

Hyundai Motor Co.	56	8,190

Kia Motors Corp.	288	12,931

KIWOOM Securities Co. Ltd.	39	3,606

KT&G Corp.	119	8,511

LG Chem Ltd.	34	18,652

LG Household & Health Care Ltd.	9	12,576

Lotte Chemical Corp.	15	3,173

Mando Corp.	137	4,368

NAVER Corp.	78	19,926

NCSoft Corp.	16	11,036

POSCO	70	12,864

Samsung Electronics Co. Ltd.	2,562	128,777

Samsung Fire & Marine Insurance Co. Ltd.	61	9,615

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

Samsung SDI Co. Ltd.	12	4,627

Shinhan Financial Group Co. Ltd.	359	9,741

SK Holdings Co. Ltd.	22	3,521

SK Hynix, Inc.	320	22,703

SK Innovation Co. Ltd.	60	6,671

SK Telecom Co. Ltd.	28	5,264

S-Oil Corp.	119	5,756

		354,305

Taiwan — 12.1%

Accton Technology Corp.	1,148	8,341

Advantech Co. Ltd.	803	8,125

ASE Technology Holding Co. Ltd.	4,788	10,747

Chailease Holding Co. Ltd.	2,164	10,514

CTBC Financial Holding Co. Ltd.	4,550	2,873

Delta Electronics, Inc.	1,824	12,136

E.Sun Financial Holding Co. Ltd.	8,994	7,647

Eclat Textile Co. Ltd.	563	7,491

Feng TAY Enterprise Co. Ltd.	542	3,288

Formosa Petrochemical Corp.	2,331	6,417

Formosa Plastics Corp.	2,307	6,386

Fubon Financial Holding Co. Ltd.	6,973	9,933

Global Unichip Corp.	350	3,177

Globalwafers Co. Ltd.	384	5,592

Hiwin Technologies Corp.	830	7,243

Hon Hai Precision Industry Co. Ltd.	1,106	3,000

Inventec Corp.	2,999	2,374

MediaTek, Inc.	422	10,031

Nanya Technology Corp.	1,767	3,581

Realtek Semiconductor Corp.	766	9,542

Taiwan Semiconductor Manufacturing Co. Ltd.	750	11,347

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,972	165,357

Uni-President Enterprises Corp.	4,381	9,391

Vanguard International Semiconductor Corp.	2,084	6,808

Wiwynn Corp.	225	5,725

Yuanta Financial Holding Co. Ltd.	11,786	7,328

		344,394

Tanzania, United Republic of — 0.2%

AngloGold Ashanti Ltd., ADR	236	5,468

Thailand — 1.2%

Airports of Thailand PCL	3,874	6,424

Kasikornbank PCL	1,676	4,037

Minor International PCL*	5,399	2,889

PTT Exploration & Production PCL	2,218	5,603

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued

PTT PCL	5,110	5,044

Siam Cement PCL (The) (Registered)	666	7,213

Thai Oil PCL	3,925	4,311

		35,521

Turkey — 0.2%

BIM Birlesik Magazalar A/S	802	6,337

United Arab Emirates — 0.1%

Emaar Properties PJSC*	4,149	2,973

Total Common Stocks (Cost $2,526,600)		2,855,479

Short-Term Investments — 1.1%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $12,125)	12,118	12,125

Investment of Cash Collateral from Securities Loaned—0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	15,994	15,995

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	2,093	2,093

Total Investment of Cash Collateral from Securities Loaned (Cost $18,089)		18,088

Total Short-Term Investments (Cost $30,214)		30,213

Total Investments — 101.6% (Cost $2,556,814)		2,885,692
Liabilities in Excess of Other Assets — (1.6)%		(45,350)

NET ASSETS — 100.0%		2,840,342

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet & Direct Marketing Retail	14.6%

Banks	11.3

Semiconductors & Semiconductor Equipment	8.8

Interactive Media & Services	7.9

Technology Hardware, Storage & Peripherals	5.7

Oil, Gas & Consumable Fuels	5.1

Metals & Mining	3.6

Insurance	3.1

Food & Staples Retailing	2.6

IT Services	2.0

Chemicals	2.0

Automobiles	1.9

Entertainment	1.9

Real Estate Management & Development	1.8

Wireless Telecommunication Services	1.8

Electronic Equipment, Instruments & Components	1.6

Life Sciences Tools & Services	1.3

Textiles, Apparel & Luxury Goods	1.1

Beverages	1.0

Biotechnology	1.0

Food Products	1.0

Others (each less than 1.0%)	17.9

Short-Term Investments	1.0

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $17,283,000.
(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Australia — 2.9%

BHP Group plc	306	5,934

Rio Tinto plc	116	6,556

		12,490

Austria — 2.4%

ams AG *	193	4,130

Erste Group Bank AG	212	4,355

Wienerberger AG	86	2,169

		10,654

China — 1.3%

Prosus NV *	58	5,808

Denmark — 4.3%

AP Moller—Maersk A/S, Class B	2	3,946

Orsted A/S (a)	46	7,308

Pandora A/S	27	2,166

Royal Unibrew A/S	22	2,166

Vestas Wind Systems A/S	20	3,440

		19,026

Finland — 2.2%

Cargotec OYJ, Class B (b)	94	3,231

Neste OYJ	124	6,480

		9,711

France — 11.1%

BNP Paribas SA *	191	6,646

Capgemini SE	40	4,667

Credit Agricole SA *	416	3,292

Eiffage SA *	29	2,082

La Francaise des Jeux SAEM (a)	129	4,855

Peugeot SA *	178	3,198

Publicis Groupe SA	61	2,125

Safran SA *	52	5,474

Sanofi	93	8,386

Schneider Electric SE	64	7,816

		48,541

Germany — 14.2%

Allianz SE (Registered)	35	6,178

Daimler AG (Registered)	105	5,412

Delivery Hero SE * (a)	34	3,933

Deutsche Post AG (Registered)	196	8,691

Deutsche Telekom AG (Registered)	588	8,933

DWS Group GmbH & Co. KGaA * (a)	98	3,323

GEA Group AG	130	4,340

Schaeffler AG (Preference)	509	3,098

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

Siemens AG (Registered)	41	4,827

Softwareone Holding AG *	115	2,831

Volkswagen AG (Preference)	36	5,311

Zalando SE * (a)	59	5,459

		62,336

Ireland — 3.1%

AIB Group plc *	2,337	2,607

Bank of Ireland Group plc *	1,444	3,579

Ryanair Holdings plc, ADR *	47	3,824

Smurfit Kappa Group plc	99	3,724

		13,734

Italy — 3.7%

Enel SpA	972	7,730

Falck Renewables SpA	355	1,926

Intesa Sanpaolo SpA *	2,708	4,496

Poste Italiane SpA (a)	229	1,866

		16,018

Jordan — 1.0%

Hikma Pharmaceuticals plc	139	4,504

Netherlands — 7.1%

Adyen NV * (a)	2	2,662

ASM International NV	50	7,192

ASR Nederland NV	97	2,955

BE Semiconductor Industries NV	67	2,716

Euronext NV (a)	18	1,862

Koninklijke Ahold Delhaize NV	252	6,899

Shop Apotheke Europe NV * (a)	17	2,776

Signify NV* (a)	115	4,075

		31,137

Norway — 0.4%

Scatec Solar ASA (a)	75	1,656

Spain — 1.1%

Endesa SA	177	4,739

Sweden — 7.7%

Embracer Group AB *	215	4,328

Evolution Gaming Group AB (a)	72	5,314

Recipharm AB, Class B *	151	2,426

Sinch AB * (a)	55	5,199

SKF AB, Class B	247	5,063

Stillfront Group AB *	16	1,910

Swedish Match AB	49	3,669

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — continued

Volvo AB, Class B*	298	5,791

		33,700

Switzerland — 18.2%

ALSO Holding AG (Registered)*	12	2,761

Credit Suisse Group AG (Registered)	491	4,634

LafargeHolcim Ltd. (Registered)*	133	5,711

Logitech International SA (Registered)	38	3,170

Nestle SA (Registered)	154	17,294

Novartis AG (Registered)	157	12,256

Roche Holding AG	39	12,633

Schindler Holding AG	15	3,891

Sonova Holding AG (Registered)*	19	4,498

Swissquote Group Holding SA (Registered)	30	2,369

Zur Rose Group AG*	15	4,196

Zurich Insurance Group AG	20	6,559

		79,972

United Kingdom — 17.1%

3i Group plc	325	4,063

AstraZeneca plc	28	2,802

Berkeley Group Holdings plc	59	3,092

boohoo Group plc*	855	2,995

Centrica plc	8,181	3,940

Computacenter plc	106	3,117

Dialog Semiconductor plc*	101	3,840

Dunelm Group plc	151	2,554

Games Workshop Group plc	18	2,419

Informa plc	459	2,491

Intermediate Capital Group plc	207	3,146

Kingfisher plc*	711	2,646

Linde plc	22	4,891

M&G plc	878	1,670

National Express Group plc	2,001	3,883

Next plc	81	6,118

Persimmon plc	150	4,530

Pets at Home Group plc	308	1,546

Prudential plc	250	3,059

Reckitt Benckiser Group plc	52	4,623

Segro plc, REIT	378	4,418

Spirent Communications plc	887	3,332

		75,175

United States — 1.1%

Ferguson plc	46	4,573

Total Common Stocks (Cost $421,472)		433,774

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 0.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $2,182)	2,180	2,182

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d) (Cost $2,662)	2,662	2,662

Total Short-Term Investments (Cost $4,844)		4,844

Total Investments — 100.0% (Cost $426,316)		438,618
Other Assets Less Liabilities — 0.0% (e)		210

NET ASSETS — 100.0%		438,828

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.8%

Banks	5.7

Machinery	5.1

Internet & Direct Marketing Retail	4.8

Insurance	4.7

Electric Utilities	4.5

Capital Markets	4.4

Semiconductors & Semiconductor Equipment	4.1

Food Products	3.9

Electrical Equipment	3.5

Automobiles	3.2

Metals & Mining	2.8

Food & Staples Retailing	2.5

IT Services	2.4

Hotels, Restaurants & Leisure	2.3

Diversified Telecommunication Services	2.0

Air Freight & Logistics	2.0

Construction Materials	1.8

Household Durables	1.7

Specialty Retail	1.5

Oil, Gas & Consumable Fuels	1.5

Entertainment	1.4

Multiline Retail	1.4

Electronic Equipment, Instruments & Components	1.3

Aerospace & Defense	1.2

Software	1.2

Chemicals	1.1

Industrial Conglomerates	1.1

Household Products	1.1

Media	1.1

Trading Companies & Distributors	1.0

Health Care Equipment & Supplies	1.0

Equity Real Estate Investment Trusts (REITs)	1.0

Others (each less than 1.0%)	10.8

Short-Term Investments	1.1

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $2,626,000.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
(e)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Australia — 8.7%

AGL Energy Ltd.	386	3,379

Ansell Ltd.	485	13,702

Austal Ltd.	975	1,859

BHP Group Ltd.	1,099	26,353

Coles Group Ltd.	559	6,989

CSL Ltd.	53	10,651

CSR Ltd.	1,951	6,038

Fortescue Metals Group Ltd.	710	8,688

IOOF Holdings Ltd.	470	965

JB Hi-Fi Ltd.	179	5,995

Premier Investments Ltd.	124	1,858

Qantas Airways Ltd.	1,198	3,526

Rio Tinto plc	417	23,603

Silver Lake Resources Ltd. *	4,165	6,237

Super Retail Group Ltd.	629	4,949

Wesfarmers Ltd.	221	7,155

		131,947

Austria — 0.9%

ANDRITZ AG	142	4,779

BAWAG Group AG (a)	58	2,119

Wienerberger AG	256	6,449

		13,347

Belgium — 1.6%

Ageas SA	337	13,553

bpost SA	333	2,950

D’ieteren SA/NV	84	4,222

KBC Group NV	60	2,945

		23,670

China — 0.8%

BOC Hong Kong Holdings Ltd.	3,687	10,241

SITC International Holdings Co. Ltd.	1,040	1,606

		11,847

Denmark — 2.6%

AP Moller — Maersk A/S, Class B	8	12,113

Novo Nordisk A/S, Class B	388	24,769

Scandinavian Tobacco Group A/S (a)	200	2,829

		39,711

Finland — 0.7%

Neste OYJ	97	5,069

Uponor OYJ	65	1,216

Valmet OYJ	186	4,441

		10,726

INVESTMENTS	SHARES (000)	VALUE ($000)

France — 8.1%

Atos SE *	164	11,233

BNP Paribas SA *	92	3,214

Capgemini SE	57	6,562

Cie de Saint-Gobain *	204	7,944

L’Oreal SA	10	3,199

LVMH Moet Hennessy Louis Vuitton SE	33	15,324

Peugeot SA *	757	13,607

Sanofi	282	25,494

Schneider Electric SE	185	22,432

Sopra Steria Group *	40	4,770

SPIE SA	350	5,510

TOTAL SE	103	3,107

		122,396

Germany — 8.6%

Allianz SE (Registered)	122	21,412

Daimler AG (Registered) (b)	101	5,203

Deutsche Post AG (Registered)	247	10,964

DWS Group GmbH & Co. KGaA * (a)	131	4,442

Encavis AG (b)	279	5,477

Fresenius Medical Care AG & Co. KGaA	85	6,454

Hornbach Holding AG & Co. KGaA	62	5,967

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	68	15,987

RWE AG (b)	343	12,702

SAP SE	85	9,024

Schaeffler AG (Preference)	1,310	7,976

Siemens AG (Registered)	145	17,060

Siemens Energy AG *	73	1,592

Softwareone Holding AG *	231	5,690

		129,950

Hong Kong — 1.7%

AIA Group Ltd.	852	8,107

VTech Holdings Ltd.	558	3,700

WH Group Ltd. (a)	7,227	5,692

Xinyi Glass Holdings Ltd.	3,664	8,046

		25,545

Ireland — 0.3%

Ryanair Holdings plc, ADR *	31	2,477

Smurfit Kappa Group plc	54	2,035

		4,512

Israel — 0.3%

Bezeq The Israeli Telecommunication Corp. Ltd. *	4,191	4,726

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Italy — 1.1%

Enel SpA	1,355	10,774

GVS SpA * (a)	131	1,845

Prysmian SpA	127	3,462

		16,081

Japan — 25.8%

Advantest Corp.	150	8,700

Astellas Pharma, Inc.	664	9,108

Brother Industries Ltd.	157	2,421

Capcom Co. Ltd.	141	7,728

Fujitsu Ltd.	84	9,950

GungHo Online Entertainment, Inc.	155	3,854

Hitachi Ltd.	241	8,136

Iida Group Holdings Co. Ltd.	304	5,504

Internet Initiative Japan, Inc.	95	4,268

ITOCHU Corp.	456	10,955

Iwatani Corp.	119	5,386

Kandenko Co. Ltd.	118	884

KDDI Corp.	432	11,693

Keyence Corp.	6	2,587

Kinden Corp.	242	3,788

Komeri Co. Ltd.	112	3,283

K’s Holdings Corp.	210	2,686

Kyudenko Corp.	86	2,344

Medipal Holdings Corp.	158	2,816

Meitec Corp.	49	2,414

Mitsubishi UFJ Financial Group, Inc.	3,297	12,996

Mitsubishi UFJ Lease & Finance Co. Ltd.	1,011	4,284

Mixi, Inc.	122	3,360

MS&AD Insurance Group Holdings, Inc.	227	6,217

NEC Corp.	103	5,203

Nexon Co. Ltd.	348	9,707

Nihon Unisys Ltd.	181	5,326

Nintendo Co. Ltd.	13	6,975

Nippo Corp.	99	2,543

Nippon Telegraph & Telephone Corp.	424	8,921

Nomura Holdings, Inc.	2,031	9,097

Nomura Real Estate Holdings, Inc.	398	6,943

Obayashi Corp.	742	6,212

Okinawa Electric Power Co., Inc. (The)	53	777

Ono Pharmaceutical Co. Ltd.	280	7,993

Open House Co. Ltd.	163	5,540

ORIX Corp.	652	7,621

Osaka Gas Co. Ltd.	82	1,550

Otsuka Corp.	101	4,650

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Rengo Co. Ltd.	530	4,075

Sekisui House Ltd.	480	7,971

Seven Bank Ltd.	1,263	2,899

Shinsei Bank Ltd.	508	6,110

Shionogi & Co. Ltd.	155	7,288

Ship Healthcare Holdings, Inc.	37	1,760

SoftBank Corp.	714	8,305

SoftBank Group Corp.	54	3,504

Sony Corp.	249	20,717

Sugi Holdings Co. Ltd.	87	5,712

Sumitomo Mitsui Financial Group, Inc.	429	11,884

Sumitomo Mitsui Trust Holdings, Inc.	283	7,596

Teijin Ltd.	176	2,702

TIS, Inc.	342	6,531

Tokuyama Corp.	230	5,121

Tokyo Electron Ltd.	48	12,750

Tokyo Tatemono Co. Ltd.	511	5,876

Tokyu Fudosan Holdings Corp.	1,281	5,599

Toyobo Co. Ltd.	141	1,881

Toyota Motor Corp.	377	24,749

Toyota Tsusho Corp.	167	4,652

TS Tech Co. Ltd.	119	3,305

Valor Holdings Co. Ltd.	90	2,210

Wacom Co. Ltd.	290	1,908

		389,525

Netherlands — 6.3%

ASM International NV	58	8,297

ASML Holding NV	34	12,276

BE Semiconductor Industries NV	81	3,256

Euronext NV (a)	128	13,341

ING Groep NV	506	3,463

Koninklijke Ahold Delhaize NV	592	16,230

PostNL NV *	1,875	6,218

Randstad NV *	249	12,438

Royal Dutch Shell plc, Class B	518	6,247

Signify NV * (a)	337	11,974

Wolters Kluwer NV	23	1,900

		95,640

New Zealand — 0.3%

Spark New Zealand Ltd.	1,408	4,179

Norway — 1.4%

DNB ASA	657	8,873

Fjordkraft Holding ASA (a)	227	1,872

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Norway — continued

Norwegian Finans Holding ASA*	552	3,980

Scatec Solar ASA (a)	291	6,439

		21,164

Portugal — 0.1%

Jeronimo Martins SGPS SA	95	1,507

Russia — 0.4%

Polymetal International plc	308	6,555

Singapore — 1.7%

DBS Group Holdings Ltd.	1,100	16,380

United Overseas Bank Ltd.	691	9,601

		25,981

South Africa — 1.2%

Anglo American plc	753	17,675

Spain — 1.0%

Endesa SA	568	15,251

Sweden — 3.1%

Betsson AB*	643	4,900

Getinge AB, Class B (b)	361	7,076

Skandinaviska Enskilda Banken AB, Class A*	881	7,563

SKF AB, Class B	578	11,826

Swedish Match AB	194	14,621

		45,986

Switzerland — 10.6%

Adecco Group AG (Registered)	204	9,997

DKSH Holding AG	62	3,983

Galenica AG (a)	81	5,132

Julius Baer Group Ltd.	163	7,275

Kuehne + Nagel International AG (Registered)	38	7,578

LafargeHolcim Ltd. (Registered)*	106	4,530

Nestle SA (Registered)	419	47,089

Novartis AG (Registered)	131	10,175

Roche Holding AG	125	40,102

Swissquote Group Holding SA (Registered)	55	4,345

UBS Group AG (Registered)	1,361	15,841

Zurich Insurance Group AG	11	3,755

		159,802

United Kingdom — 10.5%

3i Group plc	585	7,307

Ashtead Group plc	443	16,015

AstraZeneca plc	91	9,141

Avast plc (a)	2,049	12,592

B&M European Value Retail SA	1,012	6,350

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Balfour Beatty plc	1,508	4,167

Berkeley Group Holdings plc	168	8,811

British American Tobacco plc	174	5,521

CMC Markets plc (a)	301	1,302

Computacenter plc	183	5,396

Dialog Semiconductor plc*	186	7,100

Dunelm Group plc	547	9,250

GlaxoSmithKline plc	841	14,040

Legal & General Group plc	4,012	9,620

Next plc	113	8,501

Persimmon plc	97	2,950

Pets at Home Group plc	445	2,233

Savills plc	83	893

Tate & Lyle plc	497	3,834

TP ICAP plc	97	241

Ultra Electronics Holdings plc	172	4,205

Unilever plc	322	18,346

		157,815

United States — 1.0%

Ferguson plc	150	14,898

Total Common Stocks (Cost $1,436,870)		1,490,436

Short-Term Investments — 0.6%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $5,325)	5,322	5,325

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	3,007	3,007

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	1,394	1,394

Total Investment of Cash Collateral from Securities Loaned (Cost $4,401)		4,401

Total Short-Term Investments (Cost $9,726)		9,726

Total Investments — 99.4% (Cost $1,446,596)		1,500,162
Other Assets Less Liabilities — 0.6%		8,853

NET ASSETS — 100.0%		1,509,015

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.9%

Banks	7.3

Metals & Mining	5.9

Insurance	5.2

Capital Markets	4.3

IT Services	4.0

Food Products	3.8

Semiconductors & Semiconductor Equipment	3.5

Trading Companies & Distributors	3.1

Household Durables	3.1

Automobiles	2.9

Electrical Equipment	2.6

Specialty Retail	2.4

Food & Staples Retailing	2.2

Professional Services	2.1

Electric Utilities	1.9

Entertainment	1.9

Real Estate Management & Development	1.7

Wireless Telecommunication Services	1.6

Tobacco	1.5

INDUSTRY	PERCENTAGE

Health Care Equipment & Supplies	1.5%

Diversified Telecommunication Services	1.5

Multiline Retail	1.5

Software	1.4

Personal Products	1.4

Marine	1.4

Machinery	1.4

Air Freight & Logistics	1.3

Construction & Engineering	1.3

Oil, Gas & Consumable Fuels	1.3

Auto Components	1.3

Industrial Conglomerates	1.1

Construction Materials	1.1

Electronic Equipment, Instruments & Components	1.1

Health Care Providers & Services	1.1

Multi-Utilities	1.1

Textiles, Apparel & Luxury Goods	1.0

Others (each less than 1.0%)	6.6

Short-Term Investments	0.7

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $4,226,000.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(amounts in thousands, except number of contracts)

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	55	12/2020	EUR	1,895	(152)
FTSE 100 Index	22	12/2020	GBP	1,586	(85)

					(237)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Australia — 3.9%

BHP Group Ltd.	1,355	32,484

BHP Group plc	783	15,163

Commonwealth Bank of Australia	758	36,783

Rio Tinto plc	537	30,396

		114,826

Austria — 0.5%

Erste Group Bank AG	644	13,245

Belgium — 0.6%

KBC Group NV	378	18,700

China — 4.1%

Alibaba Group Holding Ltd.*	860	32,599

Ping An Insurance Group Co. of China Ltd., Class H	2,948	30,481

Prosus NV *	222	22,146

Tencent Holdings Ltd.	438	33,443

		118,669

Denmark — 4.1%

Carlsberg A/S, Class B	252	31,930

Novo Nordisk A/S, Class B	904	57,628

Orsted A/S (a) (b)	196	31,115

		120,673

Finland — 1.3%

Kone OYJ, Class B	459	36,526

France — 12.2%

Accor SA *	599	15,271

AXA SA	1,294	20,786

Capgemini SE	306	35,368

Kering SA	53	32,132

Legrand SA	365	27,019

L’Oreal SA	125	40,270

LVMH Moet Hennessy Louis Vuitton SE	127	59,544

Pernod Ricard SA	181	29,120

Safran SA *	259	27,366

Schneider Electric SE	376	45,744

TOTAL SE	815	24,706

		357,326

Germany — 8.0%

adidas AG *	113	33,594

Allianz SE (Registered)	205	36,035

Delivery Hero SE * (b)	181	20,808

Deutsche Boerse AG	180	26,565

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	121	28,360

SAP SE	369	39,320

INVESTMENTS	SHARES (000)		VALUE ($000)

Germany — continued

Symrise AG	183		22,517

Vonovia SE	439		28,028

			235,227

Hong Kong — 3.3%

AIA Group Ltd.	6,377		60,691

Hong Kong Exchanges & Clearing Ltd.	759		36,346

			97,037

India — 1.4%

HDFC Bank Ltd., ADR *	732		42,069

Japan — 19.9%

Daikin Industries Ltd.	217		40,608

FANUC Corp.	138		29,128

Hoya Corp.	410		46,260

Kao Corp.	623		44,371

Keyence Corp.	135		61,130

Komatsu Ltd.	1,342		30,261

Kubota Corp.	2,105		36,577

Makita Corp.	577		25,488

Nidec Corp.	377		38,037

Recruit Holdings Co. Ltd.	1,088		41,414

Shin-Etsu Chemical Co. Ltd.	332		44,304

SMC Corp.	52		27,659

Sony Corp.	747		62,275

Sysmex Corp.	224		21,012

Tokyo Electron Ltd.	129		34,598

			583,122

Macau — 0.6%

Sands China Ltd.	5,394		18,932

Netherlands — 3.1%

ASML Holding NV	191		69,097

ING Groep NV	3,034		20,783

			89,880

Singapore — 0.9%

DBS Group Holdings Ltd.	1,847		27,507

South Korea — 1.6%

Samsung Electronics Co. Ltd., GDR (b)	36		45,497

Samsung Electronics Co. Ltd., GDR (b)	—	(c)	13

			45,510

Spain — 3.0%

Cellnex Telecom SA (b)	354		22,727

Iberdrola SA	3,460		40,859

Industria de Diseno Textil SA (a)	1,033		25,499

			89,085

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden—2.2%

Atlas Copco AB, Class A	862	38,050

Svenska Handelsbanken AB, Class A *	3,219	26,080

		64,130

Switzerland — 11.7%

LafargeHolcim Ltd. (Registered) *	781	33,506

Lonza Group AG (Registered)	48	29,187

Nestle SA (Registered)	949	106,782

Novartis AG (Registered)	809	63,045

Roche Holding AG	267	85,898

SGS SA (Registered)	10	25,847

		344,265

Taiwan — 1.6%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	561	47,021

United Kingdom — 13.2%

Diageo plc	1,539	49,742

GlaxoSmithKline plc	2,863	47,813

Legal & General Group plc	11,017	26,414

Linde plc	147	32,161

London Stock Exchange Group plc	257	27,753

Persimmon plc	919	27,831

Prudential plc	1,976	24,166

Reckitt Benckiser Group plc	409	36,031

RELX plc	1,652	32,689

Smith & Nephew plc	1,306	22,675

Unilever plc	1,020	58,140

		385,415

United States — 1.1%

Ferguson plc	336	33,395

Total Common Stocks (Cost $2,162,316)		2,882,560

Short-Term Investments — 2.1%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $40,184)	40,159	40,182

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	17,995	17,997

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	2,359	2,359

Total Investment of Cash Collateral from Securities loaned (Cost $20,356)		20,356

Total Short-Term Investments (Cost $60,540)		60,538

Total Investments — 100.4% (Cost $2,222,856)		2,943,098
Liabilities in Excess of Other Assets — (0.4)%		(12,176)

NET ASSETS — 100.0%		2,930,922

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	8.6%

Insurance	7.7

Machinery	7.6

Banks	6.3

Semiconductors & Semiconductor Equipment	5.1

Personal Products	4.8

Textiles, Apparel & Luxury Goods	4.3

Electrical Equipment	3.8

Beverages	3.8

Food Products	3.6

Professional Services	3.4

Chemicals	3.4

Capital Markets	3.1

Household Durables	3.1

Health Care Equipment & Supplies	3.1

Metals & Mining	2.6

Internet & Direct Marketing Retail	2.6

Electric Utilities	2.4

Electronic Equipment, Instruments & Components	2.1

Technology Hardware, Storage & Peripherals	1.5

Building Products	1.4

Software	1.3

Household Products	1.2

IT Services	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INDUSTRY	PERCENTAGE

Hotels, Restaurants & Leisure	1.2%

Construction Materials	1.1

Interactive Media & Services	1.1

Trading Companies & Distributors	1.1

Life Sciences Tools & Services	1.0

Real Estate Management & Development	1.0

Others (each less than 1.0%)	3.4

Short-Term Investments	2.1

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $19,188,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Australia — 2.0%

BHP Group plc	2,846	55,135

Belgium — 1.2%

KBC Group NV	677	33,462

Canada — 6.4%

Alimentation Couche-Tard, Inc., Class B	1,322	40,710

Canadian National Railway Co.	510	50,628

Canadian Pacific Railway Ltd.	160	47,946

Toronto-Dominion Bank (The)	898	39,636

		178,920

China — 12.0%

Alibaba Group Holding Ltd.*	3,347	126,826

Ping An Insurance Group Co. of China Ltd., Class H	7,866	81,332

Tencent Holdings Ltd.	1,675	127,964

		336,122

Denmark — 2.1%

Novo Nordisk A/S, Class B	941	60,019

Finland — 1.6%

Kone OYJ, Class B	580	46,185

France — 4.3%

LVMH Moet Hennessy Louis Vuitton SE	136	63,603

Schneider Electric SE	463	56,211

		119,814

Germany — 7.1%

Allianz SE (Registered)	312	54,944

Delivery Hero SE* (a) (b)	464	53,210

SAP SE	456	48,656

Vonovia SE	677	43,206

		200,016

Hong Kong — 4.7%

AIA Group Ltd.	9,488	90,297

Hong Kong Exchanges & Clearing Ltd.	836	40,070

		130,367

India — 3.7%

HDFC Bank Ltd., ADR*	1,817	104,355

Indonesia — 1.4%

Bank Central Asia Tbk. PT	20,392	40,123

Japan — 5.4%

Keyence Corp.	116	52,689

SMC Corp.	72	38,403

Sony Corp.	726	60,516

		151,608

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 2.3%

ASML Holding NV	181	65,626

South Korea — 3.3%

Samsung Electronics Co. Ltd.	1,836	92,295

Spain — 3.1%

Cellnex Telecom SA (b)	538	34,530

Iberdrola SA	4,406	52,019

		86,549

Sweden — 2.9%

Atlas Copco AB, Class A (a)	991	43,760

Svenska Handelsbanken AB, Class A*	4,570	37,029

		80,789

Switzerland — 10.8%

LafargeHolcim Ltd. (Registered)*	1,187	50,950

Lonza Group AG (Registered)	72	43,662

Nestle SA (Registered)	928	104,327

Roche Holding AG	198	63,488

SGS SA (Registered)	16	39,860

		302,287

Taiwan — 4.7%

Sea Ltd., ADR*	251	39,603

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,083	90,809

		130,412

United Kingdom — 17.8%

Diageo plc	1,960	63,352

GlaxoSmithKline plc	3,202	53,476

InterContinental Hotels Group plc	731	37,155

Legal & General Group plc	17,336	41,565

Linde plc	258	56,507

London Stock Exchange Group plc	382	41,131

Persimmon plc	1,448	43,852

Reckitt Benckiser Group plc	450	39,669

RELX plc	2,161	42,757

Unilever NV (a)	1,395	78,658

		498,122

United States — 1.6%

Ferguson plc	449	44,546

Total Common Stocks (Cost $2,393,208)		2,756,752

Short-Term Investments — 4.3%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $41,456)	41,427	41,452

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 2.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (c) (d)	70,229	70,236

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (c) (d)	8,292	8,292

Total Investment of Cash Collateral from Securities Loaned (Cost $78,528)		78,528

Total Short-Term Investments (Cost $119,984)		119,980

Total Investments — 102.7% (Cost $2,513,192)		2,876,732
Liabilities in Excess of Other Assets — (2.7)%		(75,062)

NET ASSETS — 100.0%		2,801,670

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	9.3%

Banks	8.9

Internet & Direct Marketing Retail	6.3

Pharmaceuticals	6.2

Semiconductors & Semiconductor Equipment	5.4

Machinery	4.5

Interactive Media & Services	4.4

Household Durables	3.6

Food Products	3.6

Road & Rail	3.4

Technology Hardware, Storage & Peripherals	3.2

Professional Services	2.9

Capital Markets	2.8

Personal Products	2.7

Textiles, Apparel & Luxury Goods	2.2

Beverages	2.2

Chemicals	2.0

Electrical Equipment	2.0

Metals & Mining	1.9

Electronic Equipment, Instruments & Components	1.8

Electric Utilities	1.8

Construction Materials	1.8

Software	1.7

INDUSTRY	PERCENTAGE

Trading Companies & Distributors	1.5%

Life Sciences Tools & Services	1.5

Real Estate Management & Development	1.5

Food & Staples Retailing	1.4

Household Products	1.4

Entertainment	1.4

Hotels, Restaurants & Leisure	1.3

Diversified Telecommunication Services	1.2

Short-Term Investments	4.2

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $73,681,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 90.6%

Australia — 5.2%

Australia & New Zealand Banking Group Ltd.	40	532

BHP Group Ltd.	46	1,097

Commonwealth Bank of Australia	9	426

CSL Ltd.	5	933

Dexus, REIT	60	363

Goodman Group, REIT	59	769

GPT Group (The), REIT	23	64

Macquarie Group Ltd.	1	132

National Australia Bank Ltd.	9	113

Newcrest Mining Ltd.	8	157

Rio Tinto Ltd.	18	1,153

Rio Tinto plc	6	348

Wesfarmers Ltd.	6	209

Westpac Banking Corp.	50	634

Woolworths Group Ltd.	8	210

		7,140

Austria — 0.4%

Erste Group Bank AG	24	492

Belgium — 0.1%

KBC Group NV	4	175

China — 0.7%

BOC Hong Kong Holdings Ltd.	50	137

Prosus NV*	8	767

		904

Denmark — 2.9%

Carlsberg A/S, Class B	5	651

Chr Hansen Holding A/S	2	169

Novo Nordisk A/S, Class B	33	2,087

Orsted A/S (a)	7	1,071

		3,978

Finland — 0.4%

Nokia OYJ*	63	212

UPM-Kymmene OYJ	12	345

		557

France — 9.9%

Accor SA*	10	258

Air Liquide SA	8	1,168

Airbus SE*	11	780

Alstom SA*	13	586

AXA SA	17	275

BNP Paribas SA*	26	905

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Capgemini SE	7	841

Kering SA	1	509

L’Oreal SA	3	825

LVMH Moet Hennessy Louis Vuitton SE	4	1,773

Orange SA	49	548

Pernod Ricard SA	1	173

Safran SA*	8	825

Sanofi	11	974

Schneider Electric SE	12	1,474

Thales SA	3	183

TOTAL SE	30	905

Vinci SA	8	642

		13,644

Germany — 9.1%

adidas AG*	4	1,169

Allianz SE (Registered)	7	1,185

BASF SE	4	232

Bayer AG (Registered)	8	385

Brenntag AG	4	238

Daimler AG (Registered)	4	200

Deutsche Boerse AG	2	255

Deutsche Post AG (Registered)	21	912

Deutsche Telekom AG (Registered)	67	1,015

Deutsche Wohnen SE	4	198

Henkel AG & Co. KGaA (Preference)	3	246

Infineon Technologies AG	38	1,056

Merck KGaA	2	232

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2	517

RWE AG	21	786

SAP SE	15	1,585

Siemens AG (Registered)	9	1,010

Siemens Energy AG*	5	112

Volkswagen AG (Preference)	5	709

Vonovia SE	8	515

		12,557

Hong Kong — 2.2%

AIA Group Ltd.	157	1,492

CK Asset Holdings Ltd.	49	225

CLP Holdings Ltd.	19	171

Hong Kong Exchanges & Clearing Ltd.	19	925

Sun Hung Kai Properties Ltd.	13	167

		2,980

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Ireland — 0.7%

CRH plc	16	558

Kerry Group plc, Class A	2	227

Kingspan Group plc	2	178

		963

Italy — 1.4%

Enel SpA	57	457

FinecoBank Banca Fineco SpA*	53	725

Snam SpA	153	748

		1,930

Japan — 25.1%

Advantest Corp.	3	191

Asahi Group Holdings Ltd.	14	427

Asahi Kasei Corp.	48	419

Bridgestone Corp.	7	218

Central Japan Railway Co.	5	580

Daicel Corp.	27	191

Daiichi Sankyo Co. Ltd.	13	351

Daikin Industries Ltd.	6	1,085

Daiwa House Industry Co. Ltd.	13	342

Denso Corp.	10	471

Electric Power Development Co. Ltd.	19	258

ENEOS Holdings, Inc.	132	444

Fast Retailing Co. Ltd.	1	349

Hitachi Ltd.	28	940

Honda Motor Co. Ltd.	12	277

Hoya Corp.	10	1,072

ITOCHU Corp.	22	528

Japan Airlines Co. Ltd.	15	269

Japan Tobacco, Inc.	11	215

Kao Corp.	13	911

Keyence Corp.	4	1,588

Konami Holdings Corp.	10	387

Kubota Corp.	28	485

Kyowa Kirin Co. Ltd.	17	420

Mabuchi Motor Co. Ltd.	6	252

Marui Group Co. Ltd.	19	334

Mitsubishi Corp.	41	919

Mitsubishi UFJ Financial Group, Inc.	140	551

Mitsui Fudosan Co. Ltd.	22	373

Murata Manufacturing Co. Ltd.	11	764

Nabtesco Corp.	10	374

Nichirei Corp.	7	171

Nidec Corp.	5	465

Nintendo Co. Ltd.	2	1,298

Nippon Express Co. Ltd.	7	393

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nippon Telegraph & Telephone Corp.	31	642

Nitori Holdings Co. Ltd.	4	884

Nomura Research Institute Ltd.	16	469

Ono Pharmaceutical Co. Ltd.	19	542

ORIX Corp.	34	395

Otsuka Corp.	12	547

Otsuka Holdings Co. Ltd.	1	19

Panasonic Corp.	20	182

Recruit Holdings Co. Ltd.	7	255

Renesas Electronics Corp.*	23	188

Seven & i Holdings Co. Ltd.	14	410

Shimadzu Corp.	14	403

Shin-Etsu Chemical Co. Ltd.	6	748

Shiseido Co. Ltd.	8	471

SMC Corp.	1	532

SoftBank Group Corp.	9	560

Sony Corp.	16	1,351

Square Enix Holdings Co. Ltd.	8	482

Sumitomo Electric Industries Ltd.	22	241

Sumitomo Metal Mining Co. Ltd.	17	535

Sumitomo Mitsui Financial Group, Inc.	31	864

Sumitomo Realty & Development Co. Ltd.	13	345

Suzuki Motor Corp.	9	391

T&D Holdings, Inc.	33	330

Takeda Pharmaceutical Co. Ltd.	4	111

Tokio Marine Holdings, Inc.	20	894

Tokyo Electron Ltd.	2	617

Tokyo Gas Co. Ltd.	8	172

Tokyu Corp.	27	325

Toyota Motor Corp.	29	1,910

West Japan Railway Co.	5	210

Yamato Holdings Co. Ltd.	5	135

		34,472

Luxembourg — 0.2%

ArcelorMittal SA*	16	214

Netherlands — 5.1%

Akzo Nobel NV	10	996

ASML Holding NV	6	2,345

Heineken NV	3	285

ING Groep NV	83	569

Koninklijke Ahold Delhaize NV	16	438

Koninklijke KPN NV	214	578

Koninklijke Philips NV*	5	241

NN Group NV	17	594

Royal Dutch Shell plc, Class A	40	502

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except number of contracts)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Netherlands—continued

Royal Dutch Shell plc, Class B	17		205

Wolters Kluwer NV	3		258

			7,011

Norway — 0.5%

Telenor ASA	43		658

Singapore — 0.7%

DBS Group Holdings Ltd.	44		655

Oversea-Chinese Banking Corp. Ltd.	33		203

United Overseas Bank Ltd.	7		103

			961

Spain — 2.2%

Banco Bilbao Vizcaya Argentaria SA	96		277

Banco Santander SA	146		292

Iberdrola SA	146		1,724

Industria de Diseno Textil SA	27		660

Telefonica SA	37		122

			3,075

Sweden — 2.1%

Atlas Copco AB, Class A	8		335

Lundin Energy AB	20		380

SKF AB, Class B	32		648

Svenska Handelsbanken AB, Class A *	93		751

Volvo AB, Class B *	36		708

			2,822

Switzerland — 10.3%

Adecco Group AG (Registered)	7		326

Cie Financiere Richemont SA (Registered)	4		271

Credit Suisse Group AG (Registered)	43		408

Givaudan SA (Registered)	—	(b)	188

LafargeHolcim Ltd. (Registered) *	12		536

Lonza Group AG (Registered)	2		1,241

Nestle SA (Registered)	36		4,049

Novartis AG (Registered)	33		2,597

Roche Holding AG	10		3,236

Swiss Re AG	8		561

UBS Group AG (Registered)	23		271

Zurich Insurance Group AG	1		490

			14,174

United Kingdom — 11.0%

3i Group plc	76		955

AstraZeneca plc	9		948

Barratt Developments plc	29		182

Beazley plc	67		255

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

BP plc	369	942

British American Tobacco plc	23	721

CK Hutchison Holdings Ltd.	37	224

DCC plc	2	108

Diageo plc	43	1,400

GlaxoSmithKline plc	46	774

HSBC Holdings plc	120	501

InterContinental Hotels Group plc	14	688

Lloyds Banking Group plc	1,684	613

London Stock Exchange Group plc	4	476

M&G plc	109	207

Persimmon plc	6	191

Prudential plc	42	511

Reckitt Benckiser Group plc	12	1,052

RELX plc	42	830

Standard Chartered plc	117	534

Taylor Wimpey plc	379	519

Tesco plc	276	735

Unilever NV	29	1,646

Whitbread plc	6	154

		15,166

United States — 0.4%

Ferguson plc	6	566

Total Common Stocks (Cost $122,221)		124,439

	NO. OF CONTRACTS

Options Purchased — 4.4%

Put Options Purchased — 4.4%

United States — 4.4%

MSCI EAFE Index 12/18/2020 at USD 1,810.00, European Style Notional Amount: USD 139,256 Exchange-Traded * (Cost $3,594)	739	5,997

	SHARES (000)
Short-Term Investments — 4.8%

Investment Companies — 4.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $6,584)	6,584	6,584

Total Investments — 99.8% (Cost $132,399)		137,020

Other Assets Less Liabilities — 0.2%		248

NET ASSETS — 100.0%		137,268

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.2%

Banks	7.3

Insurance	5.2

Index Funds	4.4

Food Products	3.2

Semiconductors & Semiconductor Equipment	3.2

Chemicals	3.0

Personal Products	2.8

Textiles, Apparel & Luxury Goods	2.7

Electronic Equipment, Instruments & Components	2.7

Machinery	2.7

Diversified Telecommunication Services	2.6

Metals & Mining	2.6

Automobiles	2.5

Capital Markets	2.5

Electric Utilities	2.5

Oil, Gas & Consumable Fuels	2.5

Beverages	2.1

Household Durables	1.8

Electrical Equipment	1.7

Trading Companies & Distributors	1.6

Entertainment	1.6

Real Estate Management & Development	1.6

Specialty Retail	1.4

INDUSTRY	PERCENTAGE

IT Services	1.3%

Food & Staples Retailing	1.3

Aerospace & Defense	1.3

Professional Services	1.2

Software	1.2

Road & Rail	1.1

Industrial Conglomerates	1.0

Health Care Equipment & Supplies	1.0

Others (each less than 1.0%)	12.4

Short-Term Investments	4.8

Abbreviations

EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

FTSE 100 Index	5	12/2020	GBP	361	(32)

MSCI EAFE E-Mini Index	29	12/2020	USD	2,588	(133)

SPI 200 Index	39	12/2020	AUD	4,072	40

					(125)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except number of contracts)

Abbreviations

AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of October 31, 2020:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	739	USD 139,256	USD 1,990.00	12/18/2020	(231)

Written Put Options Contracts as of October 31, 2020:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	739	USD 139,256	USD 1,520.00	12/18/2020	(1,108)

Total Written Options Contracts (Premiums Received $3,066)						(1,339)

Abbreviations

EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Australia — 5.6%

Australia & New Zealand Banking Group Ltd.	1,527	20,271

BHP Group Ltd.	1,740	41,699

Commonwealth Bank of Australia	333	16,154

CSL Ltd.	175	35,355

Dexus, REIT	2,274	13,759

Goodman Group, REIT	2,266	29,323

GPT Group (The), REIT	863	2,445

Macquarie Group Ltd.	60	5,336

National Australia Bank Ltd.	351	4,594

Newcrest Mining Ltd.	281	5,817

Rio Tinto Ltd.	672	43,745

Rio Tinto plc	239	13,540

Wesfarmers Ltd.	242	7,834

Westpac Banking Corp.	1,902	24,072

Woolworths Group Ltd.	294	7,900

		271,844

Austria — 0.4%

Erste Group Bank AG	916	18,821

Belgium — 0.1%

KBC Group NV	134	6,610

China — 0.7%

BOC Hong Kong Holdings Ltd.	1,856	5,155

Prosus NV*	288	28,722

		33,877

Denmark — 3.1%

Carlsberg A/S, Class B	194	24,574

Chr Hansen Holding A/S (a)	54	5,411

Novo Nordisk A/S, Class B	1,249	79,624

Orsted A/S (b)	256	40,671

		150,280

Finland — 0.4%

Nokia OYJ*	2,401	8,093

UPM-Kymmene OYJ	470	13,285

		21,378

France — 10.7%

Accor SA* (a)	385	9,812

Air Liquide SA	305	44,572

Airbus SE* (a)	407	29,805

Alstom SA*	496	22,162

AXA SA	654	10,495

BNP Paribas SA*	993	34,614

Capgemini SE	278	32,046

Kering SA	32	19,252

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

L’Oreal SA	97	31,200

LVMH Moet Hennessy Louis Vuitton SE	146	68,423

Orange SA	1,867	20,970

Pernod Ricard SA	40	6,503

Safran SA*	299	31,525

Sanofi	421	38,042

Schneider Electric SE	465	56,465

Thales SA	107	6,991

TOTAL SE	1,140	34,528

Vinci SA	312	24,645

		522,050

Germany — 9.8%

adidas AG*	151	45,003

Allianz SE (Registered)	256	45,011

BASF SE	165	9,036

Bayer AG (Registered)	317	14,879

Brenntag AG	151	9,628

Daimler AG (Registered)	145	7,516

Deutsche Boerse AG	68	9,957

Deutsche Post AG (Registered)	793	35,176

Deutsche Telekom AG (Registered)	2,543	38,655

Deutsche Wohnen SE	150	7,555

Henkel AG & Co. KGaA (Preference)	86	8,412

Infineon Technologies AG	1,378	38,356

Merck KGaA	59	8,721

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	82	19,285

RWE AG	800	29,604

SAP SE	571	60,883

Siemens AG (Registered)	330	38,679

Siemens Energy AG*	195	4,274

Volkswagen AG (Preference)	186	27,056

Vonovia SE	304	19,423

		477,109

Hong Kong — 2.3%

AIA Group Ltd.	5,907	56,220

CK Asset Holdings Ltd.	1,737	8,064

CLP Holdings Ltd.	649	5,980

Hong Kong Exchanges & Clearing Ltd.	709	33,970

Sun Hung Kai Properties Ltd.	487	6,268

		110,502

Ireland — 0.8%

CRH plc	614	21,491

Kerry Group plc, Class A	72	8,546

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Ireland — continued

Kingspan Group plc	77	6,671

		36,708

Italy — 1.5%

Enel SpA	2,237	17,785

FinecoBank Banca Fineco SpA* (a)	2,021	27,745

Snam SpA (a)	5,759	28,080

		73,610

Japan — 26.7%

Advantest Corp.	122	7,090

Asahi Group Holdings Ltd.	497	15,378

Asahi Kasei Corp.	1,818	15,751

Bridgestone Corp.	242	7,885

Central Japan Railway Co.	159	19,178

Daicel Corp.	1,013	7,229

Daiichi Sankyo Co. Ltd.	498	13,152

Daikin Industries Ltd.	205	38,342

Daiwa House Industry Co. Ltd.	485	12,741

Denso Corp.	383	17,837

Electric Power Development Co. Ltd.	722	9,758

ENEOS Holdings, Inc.	4,976	16,789

Fast Retailing Co. Ltd.	22	14,997

Hitachi Ltd.	1,068	35,983

Honda Motor Co. Ltd.	426	10,086

Hoya Corp.	342	38,597

ITOCHU Corp.	831	19,962

Japan Airlines Co. Ltd.	580	10,130

Japan Tobacco, Inc.	392	7,377

Kao Corp.	486	34,610

Keyence Corp.	121	55,049

Konami Holdings Corp.	374	14,649

Kubota Corp.	1,052	18,280

Kyowa Kirin Co. Ltd.	635	15,764

Mabuchi Motor Co. Ltd.	219	9,025

Marui Group Co. Ltd.	681	12,298

Mitsubishi Corp.	1,539	34,335

Mitsubishi UFJ Financial Group, Inc.	5,239	20,652

Mitsui Fudosan Co. Ltd.	833	14,175

Murata Manufacturing Co. Ltd.	410	28,781

Nabtesco Corp.	373	13,938

Nichirei Corp.	251	6,335

Nidec Corp.	171	17,271

Nintendo Co. Ltd.	91	49,311

Nippon Express Co. Ltd.	263	14,771

Nippon Telegraph & Telephone Corp.	1,427	30,022

Nitori Holdings Co. Ltd.	158	32,437

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Nomura Research Institute Ltd.	596	17,563

Ono Pharmaceutical Co. Ltd.	713	20,350

ORIX Corp.	1,272	14,875

Otsuka Corp.	527	24,226

Otsuka Holdings Co. Ltd.	142	5,252

Panasonic Corp.	699	6,456

Recruit Holdings Co. Ltd.	248	9,444

Renesas Electronics Corp.*	854	7,049

Seven & i Holdings Co. Ltd.	502	15,249

Shimadzu Corp.	536	15,320

Shin-Etsu Chemical Co. Ltd.	213	28,436

Shiseido Co. Ltd.	286	17,718

SMC Corp.	39	20,744

SoftBank Group Corp.	315	20,530

Sony Corp.	609	50,785

Square Enix Holdings Co. Ltd.	318	18,483

Sumitomo Electric Industries Ltd.	822	9,079

Sumitomo Metal Mining Co. Ltd.	644	20,002

Sumitomo Mitsui Financial Group, Inc.	1,159	32,086

Sumitomo Realty & Development Co. Ltd.	488	13,051

Suzuki Motor Corp.	346	14,843

T&D Holdings, Inc.	1,229	12,279

Takeda Pharmaceutical Co. Ltd.	138	4,258

Tokio Marine Holdings, Inc.	748	33,432

Tokyo Electron Ltd.	89	23,835

Tokyo Gas Co. Ltd.	278	6,304

Tokyu Corp.	1,025	12,166

Toyota Motor Corp.	1,084	71,175

West Japan Railway Co.	162	6,945

Yamato Holdings Co. Ltd.	181	4,796

		1,296,696

Luxembourg — 0.2%

ArcelorMittal SA*	614	8,329

Malta — 0.0% (c)

BGP Holdings plc*‡	449	1

Netherlands — 5.4%

Akzo Nobel NV	396	38,137

ASML Holding NV	236	85,473

Heineken NV	123	10,909

ING Groep NV	3,178	21,769

Koninklijke Ahold Delhaize NV	602	16,515

Koninklijke KPN NV	8,085	21,837

Koninklijke Philips NV*	200	9,284

NN Group NV	642	22,336

Royal Dutch Shell plc, Class A	1,525	19,184

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

Royal Dutch Shell plc, Class B	657	7,920

Wolters Kluwer NV	120	9,693

		263,057

Norway — 0.6%

Telenor ASA	1,736	26,829

Singapore — 0.7%

DBS Group Holdings Ltd.	1,649	24,570

Oversea-Chinese Banking Corp. Ltd.	1,236	7,623

United Overseas Bank Ltd.	276	3,836

		36,029

Spain — 2.4%

Banco Bilbao Vizcaya Argentaria SA	3,559	10,269

Banco Santander SA	5,582	11,177

Iberdrola SA	5,567	65,737

Industria de Diseno Textil SA (a)	1,041	25,693

Telefonica SA	1,487	4,837

		117,713

Sweden — 2.2%

Atlas Copco AB, Class A	287	12,689

Lundin Energy AB (a)	766	14,638

SKF AB, Class B	1,207	24,701

Svenska Handelsbanken AB, Class A*	3,544	28,715

Volvo AB, Class B*	1,376	26,738

		107,481

Switzerland — 11.1%

Adecco Group AG (Registered)	260	12,768

Cie Financiere Richemont SA (Registered)	168	10,511

Credit Suisse Group AG (Registered)	1,653	15,587

Givaudan SA (Registered)	2	7,161

LafargeHolcim Ltd. (Registered)*	484	20,771

Lonza Group AG (Registered)	77	46,879

Nestle SA (Registered)	1,370	154,108

Novartis AG (Registered)	1,255	97,808

Roche Holding AG	384	123,268

Swiss Re AG (a)	299	21,455

UBS Group AG (Registered)	878	10,222

Zurich Insurance Group AG	56	18,552

		539,090

United Kingdom — 11.9%

3i Group plc	2,949	36,829

AstraZeneca plc	360	36,194

Barratt Developments plc	1,135	7,097

Beazley plc	2,352	8,967

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

BP plc	14,130	36,040

British American Tobacco plc	898	28,447

CK Hutchison Holdings Ltd.	1,391	8,399

DCC plc	63	4,080

Diageo plc	1,671	53,996

GlaxoSmithKline plc	1,795	29,974

HSBC Holdings plc	4,527	18,972

InterContinental Hotels Group plc	500	25,388

Lloyds Banking Group plc	64,243	23,391

London Stock Exchange Group plc	166	17,897

M&G plc	4,235	8,055

Persimmon plc	239	7,239

Prudential plc	1,595	19,513

Reckitt Benckiser Group plc	447	39,371

RELX plc	1,605	31,767

Standard Chartered plc	4,455	20,359

Taylor Wimpey plc	14,430	19,771

Tesco plc	10,510	27,972

Unilever NV (a)	1,120	63,159

Whitbread plc	223	6,204

		579,081

United States — 0.5%

Ferguson plc	218	21,658

Total Common Stocks (Cost $4,657,260)		4,718,753

Short-Term Investments — 5.1%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $160,816)	160,800	160,896

Investment of Cash Collateral from Securities loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	77,348	77,355

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	10,220	10,220

Total Investment of Cash Collateral from Securities loaned (Cost $87,577)		87,575

Total Short-Term Investments (Cost $248,393)		248,471

Total Investments — 102.2% (Cost $4,905,653)		4,967,224
Liabilities in Excess of Other Assets — (2.2)%		(104,875)

NET ASSETS — 100.0%		4,862,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	9.8%

Banks	7.7

Insurance	5.4

Food Products	3.4

Semiconductors & Semiconductor Equipment	3.3

Chemicals	3.1

Personal Products	3.0

Textiles, Apparel & Luxury Goods	2.9

Diversified Telecommunication Services	2.9

Machinery	2.8

Electronic Equipment, Instruments & Components	2.7

Metals & Mining	2.7

Automobiles	2.6

Electric Utilities	2.6

Capital Markets	2.6

Oil, Gas & Consumable Fuels	2.6

Beverages	2.2

Household Durables	1.8

Electrical Equipment	1.7

Trading Companies & Distributors	1.7

Entertainment	1.7

Real Estate Management & Development	1.6

IT Services	1.5

Specialty Retail	1.5

Aerospace & Defense	1.4

Food & Staples Retailing	1.4

Professional Services	1.3

INDUSTRY	PERCENTAGE

Software	1.2%

Road & Rail	1.1

Industrial Conglomerates	1.0

Health Care Equipment & Supplies	1.0

Household Products	1.0

Others (each less than 1.0%)	11.8

Short-Term Investments	5.0

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $82,369,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
SPI 200 Index	1,437	12/2020	AUD	150,045	890

Abbreviations

AUD	Australian Dollar
SPI	Australian Securities Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Australia — 7.1%

AGL Energy Ltd.	65	566

Alumina Ltd.	319	322

Ampol Ltd.	17	313

Australia & New Zealand Banking Group Ltd.	137	1,824

Beach Energy Ltd.	324	269

BHP Group Ltd.	222	5,319

BlueScope Steel Ltd.	48	499

CSR Ltd.	97	300

Fortescue Metals Group Ltd.	118	1,442

Harvey Norman Holdings Ltd. (a)	148	462

JB Hi-Fi Ltd.	12	396

Macquarie Group Ltd.	17	1,508

Metcash Ltd.	142	295

Origin Energy Ltd.	165	465

Qantas Airways Ltd.	120	352

Rio Tinto plc	56	3,189

South32 Ltd.	466	665

Super Retail Group Ltd.	65	509

Worley Ltd.	42	280

		18,975

Austria — 1.1%

ams AG*	14	306

ANDRITZ AG	13	433

BAWAG Group AG (b)	15	552

Erste Group Bank AG	26	532

Raiffeisen Bank International AG*	25	363

Telekom Austria AG	62	415

Vienna Insurance Group AG Wiener Versicherung Gruppe	17	338

		2,939

Belgium — 1.4%

Ageas SA	21	860

Bekaert SA	20	423

bpost SA	58	515

KBC Group NV	21	1,046

Orange Belgium SA	23	381

Sofina SA	1	294

Telenet Group Holding NV	9	361

		3,880

Brazil — 0.2%

Yara International ASA	18	639

China — 0.5%

BOC Hong Kong Holdings Ltd.	331	919

Yangzijiang Shipbuilding Holdings Ltd.	545	367

		1,286

INVESTMENTS	SHARES (000)		VALUE ($000)

Denmark — 1.6%

AP Moller—Maersk A/S, Class B	—	(c)	450

H+H International A/S, Class B*	25		485

Jyske Bank A/S (Registered)*	12		345

Matas A/S*	40		448

Pandora A/S	5		407

Scandinavian Tobacco Group A/S (b)	39		554

Solar A/S, Class B	9		437

Spar Nord Bank A/S*	46		394

Sydbank A/S*	24		410

TCM Group A/S * (b)	24		463

			4,393

Finland — 2.2%

Cargotec OYJ, Class B	13		438

Caverion OYJ	42		277

Fortum OYJ	22		407

Kemira OYJ	30		370

Konecranes OYJ	14		440

Nordea Bank Abp	211		1,586

Sanoma OYJ	21		316

TietoEVRY OYJ	11		268

UPM-Kymmene OYJ	32		903

Uponor OYJ	22		417

Valmet OYJ	19		455

			5,877

France — 8.0%

Arkema SA	5		502

Atos SE*	9		644

AXA SA	100		1,601

BNP Paribas SA*	60		2,110

Carrefour SA	48		750

Cie de Saint-Gobain*	36		1,403

Cie Generale des Etablissements Michelin SCA	10		1,036

CNP Assurances*	32		358

Coface SA*	43		337

Credit Agricole SA*	96		757

Eutelsat Communications SA	30		307

Faurecia SE*	19		702

Fnac Darty SA*	9		401

Groupe Crit*	9		532

IPSOS	19		466

Kaufman & Broad SA	9		312

Metropole Television SA*	34		369

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
France — continued

Peugeot SA*	50	903

Publicis Groupe SA	21	732

Quadient SA	28	359

Rexel SA*	34	354

Sopra Steria Group*	3	350

SPIE SA	27	418

Tarkett SA*	32	390

Television Francaise 1*	59	344

TOTAL SE	110	3,324

Valeo SA	19	581

Veolia Environnement SA	39	733

Vicat SA	8	250

		21,325

Germany — 9.8%

1&1 Drillisch AG	14	293

Allianz SE (Registered)	20	3,481

Aurubis AG	8	484

Bayerische Motoren Werke AG	19	1,322

CECONOMY AG*	62	274

Continental AG	7	766

Daimler AG (Registered)	42	2,151

Deutsche Post AG (Registered)	47	2,069

Deutsche Telekom AG (Registered)	172	2,617

DWS Group GmbH & Co. KGaA * (b)	10	350

Freenet AG	22	390

Fresenius SE & Co. KGaA	29	1,085

HeidelbergCement AG	13	726

HOCHTIEF AG	5	340

Hornbach Holding AG & Co. KGaA	5	480

JOST Werke AG (b)	16	583

Jungheinrich AG (Preference)	7	266

Kloeckner & Co. SE*	74	418

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,651

ProSiebenSat.1 Media SE*	28	314

Schaeffler AG (Preference)	51	310

Siemens AG (Registered)	33	3,924

Talanx AG	10	301

Volkswagen AG (Preference)	11	1,578

		26,173

Hong Kong — 2.5%

CK Asset Holdings Ltd.	199	922

CK Infrastructure Holdings Ltd.	90	422

Haitong International Securities Group Ltd.	1,484	338

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Hang Lung Properties Ltd.	221	538

Johnson Electric Holdings Ltd.	147	303

Kerry Properties Ltd.	151	371

Luk Fook Holdings International Ltd.	125	306

New World Development Co. Ltd.	145	692

Shun Tak Holdings Ltd.	976	286

Sun Hung Kai Properties Ltd.	78	1,004

Swire Properties Ltd.	167	448

VTech Holdings Ltd.	60	395

WH Group Ltd. (b)	775	610

		6,635

India — 0.1%

RHI Magnesita NV	9	307

Ireland — 0.2%

Smurfit Kappa Group plc	17	643

Italy — 2.3%

Anima Holding SpA (b)	109	409

Assicurazioni Generali SpA	67	902

Azimut Holding SpA	23	384

Intesa Sanpaolo SpA*	981	1,628

Mediobanca Banca di Credito Finanziario SpA	77	546

Poste Italiane SpA (b)	52	427

Telecom Italia SpA (a)	1,598	543

UniCredit SpA*	127	948

Unipol Gruppo SpA*	97	353

		6,140

Japan — 24.1%

77 Bank Ltd. (The)	28	394

Acom Co. Ltd.	103	461

Aiful Corp. * (a)	145	430

Aozora Bank Ltd.	24	388

Bridgestone Corp.	37	1,216

Brother Industries Ltd.	42	644

Chiba Bank Ltd. (The)	103	533

Concordia Financial Group Ltd.	155	511

Dai-ichi Life Holdings, Inc.	64	948

Daiwa Securities Group, Inc.	131	532

DIC Corp.	13	324

Dowa Holdings Co. Ltd.	11	321

ENEOS Holdings, Inc.	214	723

Fujitsu Ltd.	11	1,301

Fuyo General Lease Co. Ltd.	8	442

GS Yuasa Corp.	21	361

Gunma Bank Ltd. (The)	115	365

Hachijuni Bank Ltd. (The)	101	371

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Hirogin Holdings, Inc.	133	725

Hitachi Ltd.	33	1,109

Hokuriku Electric Power Co.	55	391

Honda Motor Co. Ltd.	82	1,928

Iida Group Holdings Co. Ltd.	23	411

ITOCHU Corp.	52	1,237

Itoham Yonekyu Holdings, Inc.	66	443

Iwatani Corp.	7	327

Iyo Bank Ltd. (The)	50	312

Japan Post Insurance Co. Ltd.	38	598

Japan Tobacco, Inc.	74	1,384

Kaken Pharmaceutical Co. Ltd.	6	252

Kamigumi Co. Ltd.	24	429

Kandenko Co. Ltd.	43	324

KDDI Corp.	89	2,416

Kinden Corp.	24	368

Kintetsu World Express, Inc.	14	304

K’s Holdings Corp.	43	554

Kyudenko Corp.	15	398

Kyushu Financial Group, Inc.	85	395

Mebuki Financial Group, Inc.	199	400

Medipal Holdings Corp.	24	431

Mitsubishi Corp.	49	1,087

Mitsubishi Gas Chemical Co., Inc.	23	412

Mitsubishi UFJ Financial Group, Inc.	614	2,420

Mitsui & Co. Ltd.	99	1,554

Mixi, Inc.	20	545

Mizuho Financial Group, Inc.	133	1,635

MS&AD Insurance Group Holdings, Inc.	25	692

Nichias Corp.	15	321

Nichiha Corp.	10	303

Nippon Light Metal Holdings Co. Ltd.	22	352

Nippon Telegraph & Telephone Corp.	82	1,716

Nippon Television Holdings, Inc.	29	305

Nomura Holdings, Inc.	214	957

Nomura Real Estate Holdings, Inc.	21	374

Obayashi Corp.	67	556

Open House Co. Ltd.	9	300

ORIX Corp.	100	1,164

Prima Meat Packers Ltd.	11	305

Rengo Co. Ltd.	38	293

Resona Holdings, Inc.	200	658

Sanwa Holdings Corp.	38	437

Sawai Pharmaceutical Co. Ltd.	6	275

SBI Holdings, Inc.	24	562

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Sekisui House Ltd.	47	787

Senko Group Holdings Co. Ltd.	45	402

Shizuoka Bank Ltd. (The)	95	641

SoftBank Corp.	144	1,676

Sompo Holdings, Inc.	24	911

Sony Corp.	8	675

Sumitomo Bakelite Co. Ltd.	11	317

Sumitomo Forestry Co. Ltd.	31	488

Sumitomo Mitsui Financial Group, Inc.	75	2,073

Sumitomo Mitsui Trust Holdings, Inc.	31	839

T&D Holdings, Inc.	68	677

Taiheiyo Cement Corp.	17	406

Taikisha Ltd.	12	299

Taisei Corp.	19	576

Teijin Ltd.	37	559

Toda Corp.	58	333

Tohoku Electric Power Co., Inc.	53	467

Tokuyama Corp.	26	579

Tokyo Steel Manufacturing Co. Ltd.	56	355

Tokyo Tatemono Co. Ltd.	26	298

Tosoh Corp.	39	639

Toyota Motor Corp.	91	5,954

Toyota Tsusho Corp.	20	547

TS Tech Co. Ltd.	12	338

Ube Industries Ltd.	17	294

Ulvac, Inc.	9	315

Yamaguchi Financial Group, Inc.	64	414

		64,483

Luxembourg — 0.4%

ArcelorMittal SA*	50	684

RTL Group SA	8	297

		981

Malta — 0.2%

Kindred Group plc, SDR	68	519

Netherlands — 4.7%

Arcadis NV*	14	315

ASR Nederland NV	17	527

Flow Traders (b)	10	336

ING Groep NV	222	1,518

Intertrust NV (b)	24	366

Koninklijke Ahold Delhaize NV	67	1,824

NIBC Holding NV (a) (b)	42	363

NN Group NV	28	960

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

PostNL NV*	122	405

Randstad NV*	17	859

Royal Dutch Shell plc, Class A	359	4,510

Signify NV* (b)	19	658

		12,641

Norway — 2.6%

DNB ASA	79	1,067

Equinor ASA	63	805

Europris ASA (b)	62	322

Fjordkraft Holding ASA (b)	47	389

Norsk Hydro ASA*	178	501

Norwegian Finans Holding ASA*	71	512

Olav Thon Eiendomsselskap ASA*	26	356

Selvaag Bolig ASA	100	499

SpareBank 1 Nord Norge	84	564

SpareBank 1 SMN	45	385

SpareBank 1 SR-Bank ASA	48	386

Storebrand ASA*	63	330

Telenor ASA	50	766

		6,882

Portugal — 0.1%

Sonae SGPS SA	481	284

Russia — 0.5%

Evraz plc	132	612

Polymetal International plc	29	620

		1,232

Singapore — 1.2%

DBS Group Holdings Ltd.	100	1,496

Oversea-Chinese Banking Corp. Ltd.	217	1,338

United Overseas Bank Ltd.	37	513

		3,347

South Africa — 0.6%

Anglo American plc	64	1,511

Spain — 1.9%

ACS Actividades de Construccion y Servicios SA	35	822

Banco Bilbao Vizcaya Argentaria SA	377	1,088

CaixaBank SA	307	561

ContourGlobal plc (b)	141	352

Enagas SA	24	510

Mediaset Espana Comunicacion SA*	101	338

INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued

Tecnicas Reunidas SA*	24	189

Telefonica SA	284	924

Unicaja Banco SA* (b)	567	363

		5,147

Sweden — 3.3%

Betsson AB*	54	408

Bilia AB, Class A	25	332

Bravida Holding AB (b)	25	285

Clas Ohlson AB, Class B*	44	390

Dustin Group AB (b)	61	385

Intrum AB	25	609

Inwido AB*	60	638

LeoVegas AB (b)	136	455

Lindab International AB	17	269

Mekonomen AB*	36	346

Nordic Waterproofing Holding A/S* (b)	28	388

Resurs Holding AB (b)	59	270

Scandi Standard AB*	46	313

Securitas AB, Class B* (a)	27	382

Skandinaviska Enskilda Banken AB, Class A*	131	1,126

Skanska AB, Class B	18	341

SKF AB, Class B	30	613

Svenska Handelsbanken AB, Class A*	110	895

Volvo AB, Class B*	15	293

		8,738

Switzerland — 7.3%

Adecco Group AG (Registered)	18	903

BKW AG	4	376

Credit Suisse Group AG (Registered)	107	1,006

Julius Baer Group Ltd.	10	425

LafargeHolcim Ltd. (Registered)*	31	1,330

Novartis AG (Registered)	95	7,410

Roche Holding AG	2	656

Sulzer AG (Registered)	5	362

Swiss Life Holding AG (Registered)*	3	953

Swisscom AG (Registered)	2	1,041

UBS Group AG (Registered)	202	2,349

Zurich Insurance Group AG	8	2,619

		19,430

Ukraine — 0.1%

Ferrexpo plc	165	408

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — 12.9%

3i Group plc	62	776

Aviva plc	290	967

Barclays plc	977	1,354

Barratt Developments plc	93	581

Bellway plc	11	342

Berkeley Group Holdings plc	11	604

BP plc	939	2,395

British American Tobacco plc	113	3,580

Close Brothers Group plc	21	297

Crest Nicholson Holdings plc	110	313

Dialog Semiconductor plc*	8	295

Dixons Carphone plc	223	278

Drax Group plc	155	594

Fiat Chrysler Automobiles NV*	81	989

GlaxoSmithKline plc	224	3,741

Halfords Group plc	144	449

Imperial Brands plc	75	1,185

Inchcape plc	89	569

ITV plc*	600	561

J Sainsbury plc	248	647

Just Group plc*	554	302

Keller Group plc	47	306

Kingfisher plc*	190	705

Legal & General Group plc	478	1,146

Lloyds Banking Group plc	3,695	1,345

M&G plc	318	606

Morgan Sindall Group plc	21	295

OneSavings Bank plc	99	394

Paragon Banking Group plc	78	301

Phoenix Group Holdings plc	48	416

Playtech plc	104	457

Premier Foods plc*	586	702

Prudential plc	148	1,814

Reach plc	365	497

Redrow plc	70	375

Royal Mail plc	153	452

ScS Group plc	125	309

Serco Group plc	220	368

Standard Chartered plc	188	861

TP ICAP plc	87	215

Tyman plc*	111	385

Vesuvius plc	81	417

Vistry Group plc	44	310

WPP plc	124	987

		34,482

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — 0.2%

Samsonite International SA* (b)	197	201

TI Fluid Systems plc (b)	180	447

		648

Total Common Stocks (Cost $305,104)		259,945

Short-Term Investments — 2.8%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (e) (Cost $5,627)	5,623	5,627

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	1,000	1,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (d) (e)	956	956

Total Investment of Cash Collateral from Securities Loaned (Cost $1,956)		1,956

Total Short-Term Investments (Cost $7,583)		7,583

Total Investments — 99.9% (Cost $312,687)		267,528
Other Assets Less Liabilities — 0.1%		336

NET ASSETS — 100.0%		267,864

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	16.1%

Insurance	9.1

Metals & Mining	6.6

Automobiles	5.5

Oil, Gas & Consumable Fuels	4.9

Pharmaceuticals	4.6

Capital Markets	3.8

Diversified Telecommunication Services	3.0

Tobacco	2.5

Media	2.3

Specialty Retail	2.3

Real Estate Management & Development	2.2

Auto Components	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

(amounts in thousands, except number of contracts)

INDUSTRY	PERCENTAGE

Household Durables	2.1%

Trading Companies & Distributors	2.1

Construction & Engineering	2.0

Wireless Telecommunication Services	1.9

Building Products	1.9

Machinery	1.7

Chemicals	1.7

Industrial Conglomerates	1.6

INDUSTRY	PERCENTAGE

Construction Materials	1.4%

Food & Staples Retailing	1.4

Air Freight & Logistics	1.4

Professional Services	1.0

IT Services	1.0

Others (each less than 1.0%)	11.0

Short-Term Investments	2.8

Abbreviations

OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)	The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 is approximately $1,527,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	66	12/2020	EUR	2,275	(156)

FTSE 100 Index	16	12/2020	GBP	1,153	(57)

TOPIX Index	14	12/2020	JPY	2,132	(27)

					(240)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$10,924,060	$2,855,479		$433,774
Investments in affiliates, at value	313,818	12,125		2,182
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	129,621	18,088		2,662
Cash	264	60		100
Foreign currency, at value	1	202		—
Receivables:
Investment securities sold	—	—		4,481
Fund shares sold	35,641	5		7
Dividends from non-affiliates	4,303	3,368		77
Dividends from affiliates	14	—	(a)	—	(a)
Tax reclaims	320	50		3,628
Securities lending income (See Note 2.C.)	21	7		—	(a)

Total Assets	11,408,063	2,889,384		446,911

LIABILITIES:
Payables:
Investment securities purchased	—	—	(a)	4,721
Collateral received on securities loaned (See Note 2.C.)	129,621	18,088		2,662
Fund shares redeemed	30,428	23,812		249
Accrued liabilities:
Investment advisory fees	6,264	536		236
Administration fees	595	131		30
Distribution fees	170	—		23
Service fees	949	—		28
Custodian and accounting fees	871	122		2
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Deferred foreign capital gains tax	18,545	6,195		—
Other	395	158		132

Total Liabilities	187,838	49,042		8,083

Net Assets	$11,220,225	$2,840,342		$438,828

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,643,498	$2,594,498	$552,071
Total distributable earnings (loss)	3,576,727	245,844	(113,243)

Total Net Assets	$11,220,225	$2,840,342	$438,828

Net Assets:
Class A	$578,112	$—	$68,882
Class C	72,364	—	11,082
Class I	4,016,180	33	52,841
Class L	1,877,489	—	55,597
Class R2	414	—	—
Class R3	5,797	—	—
Class R4	2,962	—	—
Class R5	57,909	—	—
Class R6	4,608,998	2,840,309	250,426

Total	$11,220,225	$2,840,342	$438,828

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,863	—	3,183
Class C	2,056	—	580
Class I	107,571	2	2,391
Class L	49,879	—	2,484
Class R2	11	—	—
Class R3	160	—	—
Class R4	80	—	—
Class R5	1,542	—	—
Class R6	122,547	157,673	11,235

Net Asset Value (a):
Class A — Redemption price per share	$36.44	$—	$21.64
Class C — Offering price per share (b)	35.20	—	19.10
Class I — Offering and redemption price per share	37.34	18.11	22.10
Class L — Offering and redemption price per share	37.64	—	22.38
Class R2 — Offering and redemption price per share	36.06	—	—
Class R3 — Offering and redemption price per share	36.25	—	—
Class R4 — Offering and redemption price per share	37.20	—	—
Class R5 — Offering and redemption price per share	37.56	—	—
Class R6 — Offering and redemption price per share	37.61	18.01	22.29
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.46	$—	$22.84

Cost of investments in non-affiliates	$7,187,443	$2,526,600	$421,472
Cost of investments in affiliates	313,835	12,125	2,182
Cost of foreign currency	1	203	—
Investment securities on loan, at value (See Note 2.C.)	121,899	17,283	2,626
Cost of investment of cash collateral (See Note 2.C.)	129,634	18,089	2,662

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$1,490,436	$2,882,560		$2,756,752
Investments in affiliates, at value	5,325	40,182		41,452
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	4,401	20,356		78,528
Cash	50	54		50
Foreign currency, at value	176	15,650		453
Deposits at broker for futures contracts	584	—		—
Receivables:
Investment securities sold	88	—		—
Fund shares sold	27	5,707		1,902
Dividends from non-affiliates	5,397	2,974		1,450
Dividends from affiliates	1	2		2
Tax reclaims	7,830	7,546		1,923
Securities lending income (See Note 2.C.)	5	3		3
Variation margin on futures contracts	15	—		—

Total Assets	1,514,335	2,975,034		2,882,515

LIABILITIES:
Payables:
Investment securities purchased	—	21,267		—
Collateral received on securities loaned (See Note 2.C.)	4,401	20,356		78,528
Fund shares redeemed	31	913		705
Accrued liabilities:
Investment advisory fees	600	1,121		1,257
Administration fees	48	82		34
Distribution fees	11	67		41
Service fees	10	103		90
Custodian and accounting fees	119	94		69
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Other	100	109		121

Total Liabilities	5,320	44,112		80,845

Net Assets	$1,509,015	$2,930,922		$2,801,670

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
NET ASSETS:
Paid-in-Capital	$1,816,846	$2,284,123	$2,600,157
Total distributable earnings (loss)	(307,831)	646,799	201,513

Total Net Assets	$1,509,015	$2,930,922	$2,801,670

Net Assets:
Class A	$5,976	$263,791	$135,527
Class C	778	9,358	15,463
Class I	21,640	339,416	372,068
Class R2	5,061	21,379	1,441
Class R5	—	6,970	2,772
Class R6	1,475,560	2,290,008	2,274,399

Total	$1,509,015	$2,930,922	$2,801,670

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	348	16,018	6,140
Class C	45	603	713
Class I	1,206	20,249	16,618
Class R2	299	1,311	66
Class R5	—	414	124
Class R6	83,533	136,222	101,552

Net Asset Value (a):
Class A — Redemption price per share	$17.20	$16.47	$22.07
Class C — Offering price per share (b)	17.44	15.53	21.68
Class I — Offering and redemption price per share	17.94	16.76	22.39
Class R2 — Offering and redemption price per share	16.91	16.31	21.85
Class R5 — Offering and redemption price per share	—	16.85	22.38
Class R6 — Offering and redemption price per share	17.66	16.81	22.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.15	$17.38	$23.30

Cost of investments in non-affiliates	$1,436,870	$2,162,316	$2,393,208
Cost of investments in affiliates	5,325	40,184	41,456
Cost of foreign currency	176	15,652	453
Investment securities on loan, at value (See Note 2.C.)	4,226	19,188	73,681
Cost of investment of cash collateral (See Note 2.C.)	4,401	20,356	78,528

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$124,439		$4,718,753	$259,945
Investments in affiliates, at value	6,584		160,896	5,627
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		87,575	1,956
Options purchased, at value	5,997		—	—
Cash	793		50	50
Foreign currency, at value	—		1,238	—
Deposits at broker for futures contracts	645		13,886	676
Deposits at broker for options contracts	228		—	—
Receivables:
Investment securities sold	2,744		50,349	983
Fund shares sold	91		3,790	386
Dividends from non-affiliates	291		13,192	1,045
Dividends from affiliates	—	(a)	9	1
Tax reclaims	234		12,211	2,187
Securities lending income (See Note 2.C.)	—		130	2
Due from adviser	39		—	—

Total Assets	142,085		5,062,079	272,858

LIABILITIES:
Payables:
Due to custodian	—		—	428
Foreign currency due to custodian, at value	1,290		—	349
Investment securities purchased	1,897		67,753	1,149
Collateral received on securities loaned (See Note 2.C.)	—		87,575	1,956
Fund shares redeemed	7		40,319	567
Variation margin on futures contracts	82		2,601	12
Outstanding options written, at fair value	1,339		—	—
Accrued liabilities:
Investment advisory fees	—		709	95
Administration fees	—		236	—
Distribution fees	—	(a)	12	31
Service fees	30		49	28
Custodian and accounting fees	58		137	32
Trustees’ and Chief Compliance Officer’s fees	1		2	—
Other	113		337	347

Total Liabilities	4,817		199,730	4,994

Net Assets	$137,268		$4,862,349	$267,864

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$145,322	$5,316,492	$392,149
Total distributable earnings (loss)	(8,054)	(454,143)	(124,285)

Total Net Assets	$137,268	$4,862,349	$267,864

Net Assets:
Class A	$1,573	$52,118	$125,744
Class C	115	—	4,202
Class I	135,542	472,455	26,805
Class L	—	—	5,585
Class R2	—	—	412
Class R5	19	—	77
Class R6	19	4,337,776	105,039

Total	$137,268	$4,862,349	$267,864

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	111	3,290	13,295
Class C	8	—	460
Class I	9,559	29,435	2,759
Class L	—	—	578
Class R2	—	—	44
Class R5	1	—	8
Class R6	2	271,140	10,916

Net Asset Value (a):
Class A — Redemption price per share	$14.12	$15.84	$9.46
Class C — Offering price per share (b)	14.06	—	9.14
Class I — Offering and redemption price per share	14.18	16.05	9.72
Class L — Offering and redemption price per share	—	—	9.66
Class R2 — Offering and redemption price per share	—	—	9.29
Class R5 — Offering and redemption price per share	14.20	—	9.60
Class R6 — Offering and redemption price per share	14.22	16.00	9.62
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.90	$16.72	$9.98

Cost of investments in non-affiliates	$122,221	$4,657,260	$305,104
Cost of investments in affiliates	6,584	160,816	5,627
Cost of options purchased	3,594	—	—
Cost of foreign currency	—	1,230	—
Investment securities on loan, at value (See Note 2.C.)	—	82,369	1,527
Cost of investment of cash collateral (See Note 2.C.)	—	87,577	1,956
Premiums received from options written	3,066	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6		$18		$5
Interest income from affiliates	4		5		—
Dividend income from non-affiliates	106,721		63,349		12,584
Dividend income from affiliates	1,325		432		113
Income from securities lending (net) (See Note 2.C.)	306		152		122
Foreign taxes withheld (net)	(10,562)		(5,951)		(1,522)

Total investment income	97,800		58,005		11,302

EXPENSES:
Investment advisory fees	57,753		6,527		2,890
Administration fees	6,355		1,958		361
Distribution fees:
Class A	1,395		—		204
Class C	473		—		112
Class R2	1		—		—
Class R3	10		—		—
Service fees:
Class A	1,395		—		204
Class C	158		—		37
Class I	6,927		—	(a)	168
Class L	1,307		—		60
Class R2	1		—		—
Class R3	10		—		—
Class R4	5		—		—
Class R5	46		—		—
Custodian and accounting fees	3,427		1,408		113
Interest expense to affiliates	7		20		2
Professional fees	184		106		120
Trustees’ and Chief Compliance Officer’s fees	52		33		27
Printing and mailing costs	612		25		26
Registration and filing fees	755		416		75
Transfer agency fees (See Note 2.J.)	345		18		26
Offering costs (See Note 2.H.)	—		5		—
Other	137		60		22

Total expenses	81,355		10,576		4,447

Less fees waived	(4,287)		(1,502)		(65)
Less expense reimbursements	(189)		(5)		—

Net expenses	76,879		9,069		4,382

Net investment income (loss)	20,921		48,936		6,920

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(22,243	)(b)	(120,993	)(c)	(19,469)
Investments in affiliates	45		24		20
Futures contracts	—		7,435		3,355
Foreign currency transactions	706		(1,858)		15

Net realized gain (loss)	(21,492)		(115,392)		(16,079)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,995,195	(d)	281,867	(e)	(33,078)
Investments in affiliates	(47)		(5)		— (a)
Futures contracts	—		—		12
Foreign currency translations	2		(35)		181

Change in net unrealized appreciation/depreciation	1,995,150		281,827		(32,885)

Net realized/unrealized gains (losses)	1,973,658		166,435		(48,964)

Change in net assets resulting from operations	$1,994,579		$215,371		$(42,044)

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $854,000.
(c)	Net of foreign capital gains tax of approximately $(1,184,000).
(d)	Net of change in foreign capital gains tax of approximately $873,000.
(e)	Net of change in foreign capital gains tax of approximately $(6,127,000).

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$5	$3
Interest income from affiliates	— (a)	—	5
Dividend income from non-affiliates	51,731	64,401	54,865
Dividend income from affiliates	350	426	379
Income from securities lending (net) (See Note 2.C.)	177	377	238
Foreign taxes withheld (net)	(4,077)	(4,737)	(4,103)

Total investment income	48,202	60,472	51,387

EXPENSES:
Investment advisory fees	8,705	14,712	16,637
Administration fees	1,306	2,207	2,080
Distribution fees:
Class A	163	746	316
Class C	8	92	126
Class R2	132	13	7
Service fees:
Class A	163	746	316
Class C	3	31	42
Class I	122	613	627
Class R2	66	7	4
Class R5	—	5	3
Custodian and accounting fees	369	413	454
Interest expense to affiliates	25	16	31
Professional fees	155	149	125
Trustees’ and Chief Compliance Officer’s fees	32	36	33
Printing and mailing costs	12	67	77
Registration and filing fees	103	133	121
Transfer agency fees (See Note 2.J.)	75	70	49
Other	62	66	50

Total expenses	11,501	20,122	21,098

Less fees waived	(2,213)	(3,502)	(4,641)
Less expense reimbursements	(6)	(6)	(19)

Net expenses	9,282	16,614	16,438

Net investment income (loss)	38,920	43,858	34,949

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(99,245)	(49,329)	(141,755)
Investments in affiliates	(29)	(23)	51
Futures contracts	(2,171)	—	—
Foreign currency transactions	560	(22)	(1,551)

Net realized gain (loss)	(100,885)	(49,374)	(143,255)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(131,836)	(40,170)	231,268
Investments in affiliates	(7)	(11)	(13)
Futures contracts	(2,254)	—	—
Foreign currency translations	488	535	120

Change in net unrealized appreciation/depreciation	(133,609)	(39,646)	231,375

Net realized/unrealized gains (losses)	(234,494)	(89,020)	88,120

Change in net assets resulting from operations	$(195,574)	$(45,162)	$123,069

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020 (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$40	$3
Interest income from affiliates	— (a)	—	—
Dividend income from non-affiliates	2,943	138,197	11,191
Dividend income from affiliates	19	1,646	67
Non-cash dividend income from non-affiliates	—	—	1,401
Income from securities lending (net) (See Note 2.C.)	—	760	94
Foreign taxes withheld (net)	(256)	(12,043)	(1,092)

Total investment income	2,708	128,600	11,664

EXPENSES:
Investment advisory fees	249	9,906	1,755
Administration fees	75	3,715	239
Distribution fees:
Class A	2	400	375
Class C	1	—	48
Class R2	—	—	3
Service fees:
Class A	2	400	375
Class C	— (a)	—	16
Class I	246	860	88
Class L	—	—	19
Class R2	—	—	1
Class R5	— (a)	—	— (a)
Custodian and accounting fees	162	708	130
Interest expense to affiliates	3	23	2
Professional fees	105	198	127
Trustees’ and Chief Compliance Officer’s fees	26	43	26
Printing and mailing costs	1	253	17
Registration and filing fees	104	15	104
Transfer agency fees (See Note 2.J.)	1	86	17
Offering costs (See Note 2.H.)	39	—	—
Other	10	179	10

Total expenses	1,026	16,786	3,352

Less fees waived	(317)	(3,779)	(774)
Less expense reimbursements	(111)	—	— (a)

Net expenses	598	13,007	2,578

Net investment income (loss)	2,110	115,593	9,086

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,089)	(373,247)	(38,974)
Investments in affiliates	— (a)	(66)	5
Options purchased	14,645	—	—
Futures contracts	47	(10,026)	(879)
Foreign currency transactions	56	(1,102)	(99)
Options written	(21,823)	—	—

Net realized gain (loss)	(16,164)	(384,441)	(39,947)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	678	(159,238)	(39,946)
Investments in affiliates	—	60	(1)
Options purchased	2,788	—	—
Futures contracts	(121)	(667)	(283)
Foreign currency translations	12	790	156
Options written	1,807	—	—

Change in net unrealized appreciation/depreciation	5,164	(159,055)	(40,074)

Net realized/unrealized gains (losses)	(11,000)	(543,496)	(80,021)

Change in net assets resulting from operations	$(8,890)	$(427,903)	$(70,935)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,921	$55,860	$48,936	$11,213
Net realized gain (loss)	(21,492)	(2,141)	(115,392)	2,423
Change in net unrealized appreciation/depreciation	1,995,150	1,186,420	281,827	40,909

Change in net assets resulting from operations	1,994,579	1,240,139	215,371	54,545

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,084)	(1,554)	—	—
Class C	(79)	(59)	—	—
Class I (b)	(15,303)	(6,646)	— (c)	—
Class L	(8,491)	(4,471)	—	—
Class R2	(1)	(1)	—	—
Class R3	(21)	(1)	—	—
Class R4	(11)	(11)	—	—
Class R5	(349)	(296)	—	—
Class R6	(29,101)	(30,900)	(24,046)	(26)

Total distributions to shareholders	(56,440)	(43,939)	(24,046)	(26)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,968,409	516,272	558,443	2,036,055

NET ASSETS:
Change in net assets	4,906,548	1,712,472	749,768	2,090,574
Beginning of period	6,313,677	4,601,205	2,090,574	—

End of period	$11,220,225	$6,313,677	$2,840,342	$2,090,574

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,920	$16,941	$38,920	$104,540
Net realized gain (loss)	(16,079)	(56,539)	(100,885)	(246,836)
Change in net unrealized appreciation/depreciation	(32,885)	83,325	(133,609)	254,655

Change in net assets resulting from operations	(42,044)	43,727	(195,574)	112,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,780)	(2,841)	(8,620)	(3,427)
Class C	(497)	(583)	(54)	(25)
Class I	(2,605)	(3,245)	(5,381)	(1,458)
Class L	(2,069)	(2,456)	—	—
Class R2	—	—	(1,467)	(638)
Class R6	(8,878)	(7,813)	(92,520)	(82,457)

Total distributions to shareholders	(16,829)	(16,938)	(108,042)	(88,005)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,544)	(169,891)	1,282	(1,616,261)

NET ASSETS:
Change in net assets	(103,417)	(143,102)	(302,334)	(1,591,907)
Beginning of period	542,245	685,347	1,811,349	3,403,256

End of period	$438,828	$542,245	$1,509,015	$1,811,349

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,858	$101,506	$34,949	$8,884
Net realized gain (loss)	(49,374)	(46,740)	(143,255)	(22,506)
Change in net unrealized appreciation/depreciation	(39,646)	522,611	231,375	157,799

Change in net assets resulting from operations	(45,162)	577,377	123,069	144,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,505)	(8,158)	(46)	(1,618)
Class C	(344)	(520)	—	(296)
Class I	(6,207)	(5,904)	(431)	(3,745)
Class R2	(65)	(56)	—	(15)
Class R5	(124)	(691)	(9)	(72)
Class R6	(80,146)	(140,365)	(10,047)	(4,394)

Total distributions to shareholders	(96,391)	(155,694)	(10,533)	(10,140)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	75,469	(1,693,771)	89,493	1,990,374

NET ASSETS:
Change in net assets	(66,084)	(1,272,088)	202,029	2,124,411
Beginning of period	2,997,006	4,269,094	2,599,641	475,230

End of period	$2,930,922	$2,997,006	$2,801,670	$2,599,641

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund
	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,110	$1,122	$115,593	$151,040
Net realized gain (loss)	(16,164)	10	(384,441)	(161,154)
Change in net unrealized appreciation/depreciation	5,164	1,073	(159,055)	483,831

Change in net assets resulting from operations	(8,890)	2,205	(427,903)	473,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5)	—	(5,482)	(6,271)
Class C	(1)	—	—	—
Class I	(1,362)	—	(6,829)	(5,060)
Class R5	— (b)	—	—	—
Class R6	(1)	—	(143,050)	(149,729)

Total distributions to shareholders	(1,369)	—	(155,361)	(161,060)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	87,285	58,037	611,139	(178,801)

NET ASSETS:
Change in net assets	77,026	60,242	27,875	133,856
Beginning of period	60,242	—	4,834,474	4,700,618

End of period	$137,268	$60,242	$4,862,349	$4,834,474

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,086	$16,269
Net realized gain (loss)	(39,947)	(46,232)
Change in net unrealized appreciation/depreciation	(40,074)	36,164

Change in net assets resulting from operations	(70,935)	6,201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,133)	(7,451)
Class C	(299)	(419)
Class I	(1,823)	(2,481)
Class L	(1,237)	(2,611)
Class R2	(21)	(40)
Class R5	(4)	(3)
Class R6	(5,532)	(5,309)

Total distributions to shareholders	(16,049)	(18,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(38,424)	(116,184)

NET ASSETS:
Change in net assets	(125,408)	(128,297)
Beginning of period	393,272	521,569

End of period	$267,864	$393,272

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$396,625	$312,341	$—	$—
Distributions reinvested	3,026	1,529	—	—
Cost of shares redeemed	(433,578)	(252,175)	—	—

Change in net assets resulting from Class A capital transactions	$(33,927)	$61,695	$—	$—

Class C
Proceeds from shares issued	$25,207	$19,144	$—	$—
Distributions reinvested	76	58	—	—
Cost of shares redeemed	(21,149)	(17,205)	—	—

Change in net assets resulting from Class C capital transactions	$4,134	$1,997	$—	$—

Class I (b)
Proceeds from shares issued	$2,957,574	$1,177,539	$32	$12,188
Distributions reinvested	13,741	5,945	— (c)	—
Cost of shares redeemed	(1,376,247)	(465,628)	(6)	(11,910)

Change in net assets resulting from Class I capital transactions	$1,595,068	$717,856	$26	$278

Class L
Proceeds from shares issued	$1,047,160	$534,452	$—	$—
Distributions reinvested	8,347	3,845	—	—
Cost of shares redeemed	(412,630)	(228,859)	—	—

Change in net assets resulting from Class L capital transactions	$642,877	$309,438	$—	$—

Class R2
Proceeds from shares issued	$281	$51	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(78)	(26)	—	—

Change in net assets resulting from Class R2 capital transactions	$204	$26	$—	$—

Class R3
Proceeds from shares issued	$3,952	$2,108	$—	$—
Distributions reinvested	21	1	—	—
Cost of shares redeemed	(1,457)	(478)	—	—

Change in net assets resulting from Class R3 capital transactions	$2,516	$1,631	$—	$—

Class R4
Proceeds from shares issued	$2,143	$1,602	$—	$—
Distributions reinvested	11	11	—	—
Cost of shares redeemed	(1,072)	(608)	—	—

Change in net assets resulting from Class R4 capital transactions	$1,082	$1,005	$—	$—

Class R5
Proceeds from shares issued	$24,137	$42,685	$—	$—
Distributions reinvested	349	296	—	—
Cost of shares redeemed	(18,654)	(9,680)	—	—

Change in net assets resulting from Class R5 capital transactions	$5,832	$33,301	$—	$—

Class R6
Proceeds from shares issued	$2,138,500	$1,266,740	$1,073,935	$2,052,510
Distributions reinvested	28,461	30,363	24,046	26
Cost of shares redeemed	(1,416,338)	(1,907,780)	(539,564)	(16,759)

Change in net assets resulting from Class R6 capital transactions	$750,623	$(610,677)	$558,417	$2,035,777

Total change in net assets resulting from capital transactions	$2,968,409	$516,272	$558,443	$2,036,055

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020		Period Ended October 31, 2019 (a)
SHARE TRANSACTIONS:
Class A
Issued	12,772	11,352	—		—
Reinvested	95	64	—		—
Redeemed	(14,443)	(9,475)	—		—

Change in Class A Shares	(1,576)	1,941	—		—

Class C
Issued	824	712	—		—
Reinvested	2	3	—		—
Redeemed	(725)	(650)	—		—

Change in Class C Shares	101	65	—		—

Class I (b)
Issued	95,381	41,001	2		744
Reinvested	423	243	—	(c)	—
Redeemed	(44,282)	(16,821)	—	(c)	(744)

Change in Class I Shares	51,522	24,423	2		— (c)

Class L
Issued	33,441	18,682	—		—
Reinvested	255	156	—		—
Redeemed	(13,684)	(8,295)	—		—

Change in Class L Shares	20,012	10,543	—		—

Class R2
Issued	8	2	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(2)	(1)	—		—

Change in Class R2 Shares	6	1	—		—

Class R3
Issued	133	75	—		—
Reinvested	1	— (c)	—		—
Redeemed	(46)	(17)	—		—

Change in Class R3 Shares	88	58	—		—

Class R4
Issued	70	62	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(32)	(21)	—		—

Change in Class R4 Shares	38	41	—		—

Class R5
Issued	754	1,616	—		—
Reinvested	11	12	—		—
Redeemed	(575)	(344)	—		—

Change in Class R5 Shares	190	1,284	—		—

Class R6
Issued	67,487	43,818	63,278		125,486
Reinvested	871	1,233	1,356		2
Redeemed	(43,707)	(66,518)	(31,422)		(1,027)

Change in Class R6 Shares	24,651	(21,467)	33,212		124,461

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,883	$5,583	$54,786	$38,451
Distributions reinvested	2,695	2,751	8,609	3,422
Cost of shares redeemed	(24,956)	(39,739)	(175,827)	(45,280)

Change in net assets resulting from Class A capital transactions	$(18,378)	$(31,405)	$(112,432)	$(3,407)

Class C
Proceeds from shares issued	$157	$246	$149	$175
Distributions reinvested	476	552	54	25
Cost of shares redeemed	(7,338)	(12,991)	(457)	(662)

Change in net assets resulting from Class C capital transactions	$(6,705)	$(12,193)	$(254)	$(462)

Class I
Proceeds from shares issued	$5,175	$10,005	$46,199	$19,041
Distributions reinvested	2,443	3,023	5,375	1,457
Cost of shares redeemed	(31,660)	(69,458)	(73,498)	(15,652)

Change in net assets resulting from Class I capital transactions	$(24,042)	$(56,430)	$(21,924)	$4,846

Class L
Proceeds from shares issued	$11,572	$13,398	$—	$—
Distributions reinvested	2,057	2,405	—	—
Cost of shares redeemed	(16,771)	(346,212)	—	—

Change in net assets resulting from Class L capital transactions	$(3,142)	$(330,409)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$5,889	$6,565
Distributions reinvested	—	—	1,448	631
Cost of shares redeemed	—	—	(30,168)	(8,605)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(22,831)	$(1,409)

Class R6
Proceeds from shares issued	$7,681	$294,863	$227,822	$108,992
Distributions reinvested	8,878	7,813	92,498	82,457
Cost of shares redeemed	(8,836)	(42,130)	(161,597)	(1,807,278)

Change in net assets resulting from Class R6 capital transactions	$7,723	$260,546	$158,723	$(1,615,829)

Total change in net assets resulting from capital transactions	$(44,544)	$(169,891)	$1,282	$(1,616,261)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	171	248	2,745	2,015
Reinvested	110	131	438	193
Redeemed	(1,151)	(1,745)	(10,687)	(2,379)

Change in Class A Shares	(870)	(1,366)	(7,504)	(171)

Class C
Issued	8	12	8	8
Reinvested	22	30	3	2
Redeemed	(372)	(646)	(26)	(34)

Change in Class C Shares	(342)	(604)	(15)	(24)

Class I
Issued	220	440	2,218	962
Reinvested	97	141	262	79
Redeemed	(1,425)	(3,038)	(4,516)	(792)

Change in Class I Shares	(1,108)	(2,457)	(2,036)	249

Class L
Issued	539	577	—	—
Reinvested	81	111	—	—
Redeemed	(758)	(14,510)	—	—

Change in Class L Shares	(138)	(13,822)	—	—

Class R2
Issued	—	—	339	348
Reinvested	—	—	75	36
Redeemed	—	—	(1,690)	(455)

Change in Class R2 Shares	—	—	(1,276)	(71)

Class R6
Issued	382	12,295	11,248	5,671
Reinvested	352	363	4,595	4,558
Redeemed	(394)	(1,764)	(8,582)	(91,586)

Change in Class R6 Shares	340	10,894	7,261	(81,357)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$169,254	$125,560	$45,058	$47,607
Distributions reinvested	9,447	8,068	45	1,609
Cost of shares redeemed	(221,474)	(76,633)	(28,905)	(32,948)

Change in net assets resulting from Class A capital transactions	$(42,773)	$56,995	$16,198	$16,268

Class C
Proceeds from shares issued	$1,292	$2,176	$2,592	$2,738
Distributions reinvested	324	495	—	294
Cost of shares redeemed	(6,218)	(8,733)	(5,887)	(10,067)

Change in net assets resulting from Class C capital transactions	$(4,602)	$(6,062)	$(3,295)	$(7,035)

Class I
Proceeds from shares issued	$268,211	$77,428	$291,678	$86,285
Distributions reinvested	6,146	5,819	415	3,656
Cost of shares redeemed	(119,723)	(90,398)	(100,152)	(125,224)

Change in net assets resulting from Class I capital transactions	$154,634	$(7,151)	$191,941	$(35,283)

Class R2
Proceeds from shares issued	$21,952	$1,194	$851	$494
Distributions reinvested	59	29	—	15
Cost of shares redeemed	(1,444)	(1,136)	(499)	(377)

Change in net assets resulting from Class R2 capital transactions	$20,567	$87	$352	$132

Class R5
Proceeds from shares issued	$5,313	$744	$506	$603
Distributions reinvested	123	691	9	72
Cost of shares redeemed	(1,904)	(18,958)	(962)	(1,414)

Change in net assets resulting from Class R5 capital transactions	$3,532	$(17,523)	$(447)	$(739)

Class R6
Proceeds from shares issued	$357,449	$458,174	$289,243	$2,126,631
Distributions reinvested	80,145	140,364	10,047	4,394
Cost of shares redeemed	(493,483)	(2,318,655)	(414,546)	(113,994)

Change in net assets resulting from Class R6 capital transactions	$(55,889)	$(1,720,117)	$(115,256)	$2,017,031

Total change in net assets resulting from capital transactions	$75,469	$(1,693,771)	$89,493	$1,990,374

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	10,373	7,833	2,122	2,430
Reinvested	541	554	2	93
Redeemed	(13,903)	(4,832)	(1,405)	(1,724)

Change in Class A Shares	(2,989)	3,555	719	799

Class C
Issued	87	147	121	141
Reinvested	20	36	—	17
Redeemed	(397)	(577)	(292)	(527)

Change in Class C Shares	(290)	(394)	(171)	(369)

Class I
Issued	16,370	4,793	13,175	4,374
Reinvested	346	394	18	209
Redeemed	(7,334)	(5,690)	(4,869)	(6,516)

Change in Class I Shares	9,382	(503)	8,324	(1,933)

Class R2
Issued	1,274	74	42	25
Reinvested	3	2	—	1
Redeemed	(88)	(73)	(26)	(19)

Change in Class R2 Shares	1,189	3	16	7

Class R5
Issued	306	45	23	30
Reinvested	7	47	1	4
Redeemed	(114)	(1,108)	(44)	(71)

Change in Class R5 Shares	199	(1,016)	(20)	(37)

Class R6
Issued	21,701	27,715	13,486	102,465
Reinvested	4,510	9,522	444	252
Redeemed	(29,522)	(137,801)	(18,953)	(5,610)

Change in Class R6 Shares	(3,311)	(100,564)	(5,023)	97,107

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund			JPMorgan International Research Enhanced Equity Fund
	Year Ended October 31, 2020		Period Ended October 31, 2019 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,699		$321	$204,761	$51,799
Distributions reinvested	5		—	5,420	6,196
Cost of shares redeemed	(397)		—	(359,092)	(62,547)

Change in net assets resulting from Class A capital transactions	$1,307		$321	$(148,911)	$(4,552)

Class C
Proceeds from shares issued	$7		$118	$—	$—
Distributions reinvested	1		—	—	—
Cost of shares redeemed	(1)		—	—	—

Change in net assets resulting from Class C capital transactions	$7		$118	$—	$—

Class I
Proceeds from shares issued	$109,266		$57,561	$542,183	$82,525
Distributions reinvested	1,362		—	6,822	5,050
Cost of shares redeemed	(24,658)		(3)	(236,810)	(66,489)

Change in net assets resulting from Class I capital transactions	$85,970		$57,558	$312,195	$21,086

Class R5
Proceeds from shares issued	$—	(b)	$20	$—	$—
Distributions reinvested	—	(b)	—	—	—
Cost of shares redeemed	—	(b)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$20	$—	$—

Class R6
Proceeds from shares issued	$—	(b)	$20	$899,967	$567,656
Distributions reinvested	1		—	143,050	149,727
Cost of shares redeemed	—	(b)	—	(595,162)	(912,718)

Change in net assets resulting from Class R6 capital transactions	$1		$20	$447,855	$(195,335)

Total change in net assets resulting from capital transactions	$87,285		$58,037	$611,139	$(178,801)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Hedged Equity Fund				JPMorgan International Research Enhanced Equity Fund
	Year Ended October 31, 2020		Period Ended October 31, 2019 (a)		Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	117		21		13,389	3,097
Reinvested	—	(b)	—		298	402
Redeemed	(27)		—		(22,291)	(3,722)

Change in Class A Shares	90		21		(8,604)	(223)

Class C
Issued	—	(b)	8		—	—
Reinvested	—	(b)	—		—	—
Redeemed	—	(b)	—		—	—

Change in Class C Shares	—	(b)	8		—	—

Class I
Issued	7,402		3,829		33,409	4,837
Reinvested	86		—		371	324
Redeemed	(1,758)		—	(b)	(14,565)	(3,915)

Change in Class I Shares	5,730		3,829		19,215	1,246

Class R5
Issued	—		1		—	—
Reinvested	—	(b)	—		—	—

Change in Class R5 Shares	—	(b)	1		—	—

Class R6
Issued	—		1		53,807	32,819
Reinvested	1		—		7,817	9,647
Redeemed	—		—		(35,464)	(53,561)

Change in Class R6 Shares	1		1		26,160	(11,095)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,982	$27,178
Distributions reinvested	7,043	7,349
Cost of shares redeemed	(43,855)	(90,605)

Change in net assets resulting from Class A capital transactions	$(14,830)	$(56,078)

Class C
Proceeds from shares issued	$250	$419
Distributions reinvested	270	378
Cost of shares redeemed	(3,916)	(5,138)

Change in net assets resulting from Class C capital transactions	$(3,396)	$(4,341)

Class I
Proceeds from shares issued	$5,772	$8,440
Distributions reinvested	1,679	2,109
Cost of shares redeemed	(15,094)	(29,305)

Change in net assets resulting from Class I capital transactions	$(7,643)	$(18,756)

Class L
Proceeds from shares issued	$1,161	$2,046
Distributions reinvested	569	762
Cost of shares redeemed	(20,800)	(42,881)

Change in net assets resulting from Class L capital transactions	$(19,070)	$(40,073)

Class R2
Proceeds from shares issued	$151	$312
Distributions reinvested	17	15
Cost of shares redeemed	(319)	(590)

Change in net assets resulting from Class R2 capital transactions	$(151)	$(263)

Class R5
Proceeds from shares issued	$42	$16
Distributions reinvested	4	3
Cost of shares redeemed	(36)	— (a)

Change in net assets resulting from Class R5 capital transactions	$10	$19

Class R6
Proceeds from shares issued	$45,862	$40,286
Distributions reinvested	5,075	4,629
Cost of shares redeemed	(44,281)	(41,607)

Change in net assets resulting from Class R6 capital transactions	$6,656	$3,308

Total change in net assets resulting from capital transactions	$(38,424)	$(116,184)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	JPMorgan International Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,106	2,279
Reinvested	572	663
Redeemed	(4,229)	(7,568)

Change in Class A Shares	(1,551)	(4,626)

Class C
Issued	24	37
Reinvested	23	35
Redeemed	(379)	(449)

Change in Class C Shares	(332)	(377)

Class I
Issued	509	695
Reinvested	133	186
Redeemed	(1,512)	(2,449)

Change in Class I Shares	(870)	(1,568)

Class L
Issued	105	184
Reinvested	46	67
Redeemed	(2,000)	(3,624)

Change in Class L Shares	(1,849)	(3,373)

Class R2
Issued	15	27
Reinvested	1	1
Redeemed	(32)	(52)

Change in Class R2 Shares	(16)	(24)

Class R5
Issued	5	2
Reinvested	— (a)	— (a)
Redeemed	(4)	— (a)

Change in Class R5 Shares	1	2

Class R6
Issued	4,448	3,351
Reinvested	407	412
Redeemed	(4,069)	(3,438)

Change in Class R6 Shares	786	325

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2020	$30.07	$(0.02)	$6.56	$6.54	$(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09	2.28	2.37	(0.11)

Class C
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)	2.23	2.22	—

Class I
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13	2.35	2.48	(0.13)

Class L
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17	2.35	2.52	(0.18)

Class R2
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (g) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (g) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)
September 9, 2016 (g) through October 31, 2016	22.40	0.01	0.08	0.09	—

Class R6
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19	2.35	2.54	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$36.44	21.84%	$578,112	1.24%	(0.06)%	1.33%	15%
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22
21.79	12.25	411,713	1.44	0.44	1.76	23

35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22
21.18	11.71	39,568	1.95	(0.06)	2.26	23

37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22
22.33	12.51	301,959	1.20	0.66	1.43	23

37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22
22.49	12.71	390,647	1.04	0.84	1.22	23

36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22
22.49	0.40	20	0.90	0.28	1.08	23

37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22
22.46	12.83	1,980,671	0.94	0.96	1.08	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2020	$16.78	$0.33	$1.04	$1.37	$—	$(0.04)	$(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$18.11	8.15%	$33	0.45%		1.98%		1.39%		47%
16.78	3.45	5	0.44	(g)	2.52	(g)	0.70	(g)	28

18.01	8.22	2,840,309	0.35		1.87		0.41		47
16.80	12.60	2,090,569	0.34	(g)	2.90	(g)	0.46	(g)	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2020	$24.25	$0.25	$(2.16)	$(1.91)	$(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)

Class C
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)

Class I
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)

Class L
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)

Class R6
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.64	(8.21)%	$68,882	1.24%	1.09%	1.28%	159%
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142

19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142

22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142

22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142

22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund
Class A
Year Ended October 31, 2020	$19.90	$0.14		$(1.83)	$(1.69)	$(1.01)
Year Ended October 31, 2019	19.49	0.52		0.31	0.83	(0.42)
Year Ended October 31, 2018	22.22	0.44		(2.77)	(2.33)	(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(d)	(0.99)	(0.59)	(0.33)

Class C
Year Ended October 31, 2020	20.13	0.24		(2.05)	(1.81)	(0.88)
Year Ended October 31, 2019	19.70	0.43		0.31	0.74	(0.31)
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(d)	(0.97)	(0.69)	(0.26)

Class I
Year Ended October 31, 2020	20.71	0.29		(1.99)	(1.70)	(1.07)
Year Ended October 31, 2019	20.30	0.60		0.29	0.89	(0.48)
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(d)	(1.01)	(0.55)	(0.38)

Class R2
Year Ended October 31, 2020	19.57	0.27		(1.98)	(1.71)	(0.95)
Year Ended October 31, 2019	19.21	0.46		0.29	0.75	(0.39)
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(d)	(1.01)	(0.65)	(0.27)

Class R6
Year Ended October 31, 2020	20.40	0.43		(2.07)	(1.64)	(1.10)
Year Ended October 31, 2019	20.00	0.64		0.28	0.92	(0.52)
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(d)	(1.01)	(0.52)	(0.41)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$17.20	(9.11)%	$5,976	0.95%	0.70%		1.15%	71%
19.90	4.51	156,230	0.96	2.72		1.20	74
19.49	(10.69)	156,382	1.00	2.02		1.22	51
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(d)	1.29	38

17.44	(9.54)	778	1.45	1.32		1.78	71
20.13	3.92	1,210	1.47	2.19		1.72	74
19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(d)	1.87	38

17.94	(8.84)	21,640	0.70	1.51		0.87	71
20.71	4.70	67,146	0.71	3.02		0.94	74
20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(d)	1.08	38

16.91	(9.37)	5,061	1.25	1.54		1.54	71
19.57	4.15	30,819	1.26	2.44		1.66	74
19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(d)	1.75	38

17.66	(8.71)	1,475,560	0.50	2.33		0.62	71
20.40	4.94	1,555,944	0.52	3.27		0.69	74
20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(d)	0.72	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2020	$17.27	$0.19	$(0.49)	$(0.30)	$(0.50)	$—	$(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)

Class C
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)

Class I
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)

Class R2
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)

Class R5
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)

Class R6
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.47	(1.88)%	$263,791	0.95%	1.17%	1.12%	28%
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11

15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11

16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11

16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11

16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11

16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A
Year Ended October 31, 2020	$21.15	$0.18		$0.75	$0.93	$(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)
Year Ended October 31, 2016	17.61	0.22	(d)	(0.55)	(0.33)	(0.04)

Class C
Year Ended October 31, 2020	20.86	0.07		0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)
Year Ended October 31, 2016	17.45	0.13	(d)	(0.53)	(0.40)	(0.01)

Class I
Year Ended October 31, 2020	21.43	0.23		0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)
Year Ended October 31, 2016	17.71	0.24	(d)	(0.50)	(0.26)	—

Class R2
Year Ended October 31, 2020	20.99	0.13		0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)
Year Ended October 31, 2016	17.57	0.15	(d)	(0.51)	(0.36)	—

Class R5
Year Ended October 31, 2020	21.42	0.25		0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)
Year Ended October 31, 2016	17.75	0.27	(d)	(0.52)	(0.25)	(0.06)

Class R6
Year Ended October 31, 2020	21.44	0.28		0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)
Year Ended October 31, 2016	17.76	0.29	(d)	(0.52)	(0.23)	(0.08)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$22.07	4.39%	$135,527	1.00%	0.86%		1.22%	38%
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(d)	1.61	51

21.68	3.93	15,463	1.50	0.32		1.73	38
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(d)	2.14	51

22.39	4.71	372,068	0.75	1.05		0.96	38
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(d)	1.35	51

21.85	4.10	1,441	1.30	0.61		1.51	38
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(d)	4.37	51

22.38	4.79	2,772	0.65	1.16		0.88	38
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(d)	3.59	51

22.40	4.89	2,274,399	0.55	1.31		0.71	38
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(d)	1.02	51

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2020	$15.58	$0.27	$(1.49)	$(1.22)	$(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$14.12	(8.02)%	$1,573	0.85%		1.84%		1.30%		85%
15.58	3.87	330	0.85	(g)	1.95	(g)	1.31	(g)	9

14.06	(8.47)	115	1.35		1.34		1.81		85
15.53	3.53	119	1.35	(g)	1.73	(g)	1.92	(g)	9

14.18	(7.78)	135,542	0.60		2.12		1.03		85
15.61	4.07	59,751	0.60	(g)	3.38	(g)	1.19	(g)	9

14.20	(7.68)	19	0.45		2.08		1.04		85
15.62	4.13	21	0.45	(g)	3.59	(g)	1.03	(g)	9

14.22	(7.53)	19	0.35		2.33		0.94		85
15.63	4.20	21	0.35	(g)	3.69	(g)	0.93	(g)	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2020	$17.93	$0.36		$(1.96)	$(1.60)	$(0.49)	$—	$(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)

Class I
Year Ended October 31, 2020	18.17	0.36		(1.94)	(1.58)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)

Class R6
Year Ended October 31, 2020	18.11	0.39		(1.94)	(1.55)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (g) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.84	(9.26)%	$52,118	0.60%	2.21%		0.83%	52%
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24

16.05	(9.05)	472,455	0.34	2.15		0.56	52
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24

16.00	(8.96)	4,337,776	0.24	2.35		0.30	52
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund

Class A
Year Ended October 31, 2020	$12.22	$0.28	$(2.55)	$(2.27)	$(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22	2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23	(0.88)	(0.65)	(0.14)

Class C
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15	2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17	(0.87)	(0.70)	(0.07)

Class I
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28	2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28	(0.91)	(0.63)	(0.17)

Class L
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27	2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31	(0.93)	(0.62)	(0.17)

Class R2
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19	2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19	(0.87)	(0.68)	(0.11)

Class R5
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23	2.59	2.82	(0.82)
September 9, 2016 (f) through October 31, 2016	12.55	0.03	(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31	2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37	(0.96)	(0.59)	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.46	(19.51)%	$125,744	1.00%	2.66%	1.26%	59%
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90
14.26	23.30	316,510	1.35	1.71	1.35	31
12.23	(5.01)	573,449	1.35	1.91	1.43	61

9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90
13.78	22.67	20,997	1.85	1.21	1.87	31
11.88	(5.54)	24,453	1.85	1.43	1.91	61

9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90
14.62	23.66	144,875	1.04	2.07	1.04	31
12.57	(4.74)	157,867	1.01	2.28	1.02	61

9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90
14.55	23.88	201,672	0.87	2.03	0.88	31
12.50	(4.63)	523,251	0.90	2.53	0.91	61

9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90
14.01	23.02	1,369	1.58	1.52	1.73	31
12.04	(5.28)	1,182	1.59	1.65	1.91	61

9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
14.51	23.81	62	0.93	1.69	4.00	31
12.51	(0.32)	20	0.79	1.52	0.79	61

9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
14.53	23.99	108,302	0.80	2.28	0.82	31
12.51	(4.45)	27,998	0.72	3.00	0.73	61

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund(1)	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Advantage Fund	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund(2)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	Effective as of the close of business on December 31, 2020, JPMorgan Emerging Markets Equity Fund will be publicly offered on a limited basis.
(2)	Effective April 20, 2020, JPMorgan International Unconstrained Equity Fund changed its name to JPMorgan International Focus Fund.

Class L Shares of the JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) and JPMorgan International Value Fund (“International Value Fund”) are publicly offered on a limited basis. As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectus.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), International Research Enhanced Equity Fund and International Value Fund is to seek to provide long-term capital appreciation.

The investment objective of Europe Dynamic Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$278,586	$–	$–	$278,586
Brazil	712,207	–	–	712,207
China	1,054,071	3,158,993	–	4,213,064
Egypt	–	44,879	–	44,879
Hong Kong	–	653,236	–	653,236
Hungary	–	106,892	–	106,892
India	190,810	1,617,519	–	1,808,329
Indonesia	–	195,541	–	195,541
Macau	–	92,037	–	92,037
Mexico	244,736	–	–	244,736
Panama	44,859	–	–	44,859
Poland	92,826	–	–	92,826
Portugal	–	119,612	–	119,612
South Africa	–	159,598	–	159,598
South Korea	–	563,080	–	563,080
Taiwan	1,113,266	40,815	–	1,154,081
Turkey	–	99,172	–	99,172
United States	341,325	–	–	341,325

Total Common Stocks	4,072,686	6,851,374	–	10,924,060

Short-Term Investments
Investment Companies	313,818	–	–	313,818
Investment of cash collateral from securities loaned	129,621	–	–	129,621

Total Short-Term Investments	443,439	–	–	443,439

Total Investments in Securities	$4,516,125	$6,851,374	$–	$11,367,499

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$5,140	$–	$–	$5,140
Brazil	125,329	–	–	125,329
Chile	7,306	–	–	7,306
China	172,445	1,084,331	–	1,256,776
Colombia	4,099	–	–	4,099
Czech Republic	–	2,696	–	2,696
Greece	–	8,519	–	8,519
Hong Kong	3,655	6,432	–	10,087
Hungary	–	10,242	–	10,242
India	39,867	209,471	–	249,338
Indonesia	–	38,600	–	38,600
Malaysia	–	22,686	–	22,686
Mexico	65,935	–	–	65,935
Peru	8,817	–	–	8,817
Philippines	–	11,137	–	11,137
Poland	–	12,504	–	12,504
Qatar	–	9,119	–	9,119

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Emerging Markets Research Enhanced Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Russia	$44,958	$42,431	$–	$87,389
Saudi Arabia	17,158	40,723	–	57,881
Singapore	–	2,063	–	2,063
South Africa	18,687	92,131	–	110,818
South Korea	–	354,305	–	354,305
Taiwan	165,357	179,037	–	344,394
Tanzania, United Republic of	5,468	–	–	5,468
Thailand	14,916	20,605	–	35,521
Turkey	–	6,337	–	6,337
United Arab Emirates	–	2,973	–	2,973

Total Common Stocks	699,137	2,156,342	–	2,855,479

Short-Term Investments
Investment Companies	12,125	–	–	12,125
Investment of cash collateral from securities loaned	18,088	–	–	18,088

Total Short-Term Investments	30,213	–	–	30,213

Total Investments in Securities	$729,350	$2,156,342	$–	$2,885,692

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$12,490	$–	$12,490
Austria	2,169	8,485	–	10,654
China	–	5,808	–	5,808
Denmark	7,308	11,718	–	19,026
Finland	–	9,711	–	9,711
France	–	48,541	–	48,541
Germany	3,323	59,013	–	62,336
Ireland	6,431	7,303	–	13,734
Italy	–	16,018	–	16,018
Jordan	–	4,504	–	4,504
Netherlands	–	31,137	–	31,137
Norway	–	1,656	–	1,656
Spain	–	4,739	–	4,739
Sweden	–	33,700	–	33,700
Switzerland	–	79,972	–	79,972
United Kingdom	–	75,175	–	75,175
United States	–	4,573	–	4,573

Total Common Stocks	19,231	414,543	–	433,774

Short-Term Investments
Investment Companies	2,182	–	–	2,182
Investment of cash collateral from securities loaned	2,662	–	–	2,662

Total Short-Term Investments	4,844	–	–	4,844

Total Investments in Securities	$24,075	$414,543	$–	$438,618

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$131,947	$–	$131,947
Austria	6,449	6,898	–	13,347
Belgium	–	23,670	–	23,670
China	–	11,847	–	11,847
Denmark	–	39,711	–	39,711
Finland	–	10,726	–	10,726
France	–	122,396	–	122,396
Germany	12,001	117,949	–	129,950
Hong Kong	–	25,545	–	25,545
Ireland	2,477	2,035	–	4,512
Israel	–	4,726	–	4,726
Italy	1,845	14,236	–	16,081
Japan	–	389,525	–	389,525
Netherlands	–	95,640	–	95,640
New Zealand	–	4,179	–	4,179
Norway	–	21,164	–	21,164
Portugal	–	1,507	–	1,507
Russia	–	6,555	–	6,555
Singapore	–	25,981	–	25,981
South Africa	–	17,675	–	17,675
Spain	–	15,251	–	15,251
Sweden	–	45,986	–	45,986
Switzerland	–	159,802	–	159,802
United Kingdom	1,302	156,513	–	157,815
United States	–	14,898	–	14,898

Total Common Stocks	24,074	1,466,362	–	1,490,436

Short-Term Investments
Investment Companies	5,325	–	–	5,325
Investment of cash collateral from securities loaned	4,401	–	–	4,401

Total Short-Term Investments	9,726	–	–	9,726

Total Investments in Securities	$33,800	$1,466,362	$–	$1,500,162

Depreciation in Other Financial Instruments
Futures Contracts	$(237)	$–	$–	$(237)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$114,826	$–	$114,826
Austria	–	13,245	–	13,245
Belgium	–	18,700	–	18,700
China	–	118,669	–	118,669
Denmark	31,115	89,558	–	120,673
Finland	–	36,526	–	36,526
France	–	357,326	–	357,326
Germany	–	235,227	–	235,227
Hong Kong	–	97,037	–	97,037
India	42,069	–	–	42,069
Japan	–	583,122	–	583,122

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

International Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Macau	$–	$18,932	$–	$18,932
Netherlands	–	89,880	–	89,880
Singapore	–	27,507	–	27,507
South Korea	13	45,497	–	45,510
Spain	–	89,085	–	89,085
Sweden	–	64,130	–	64,130
Switzerland	–	344,265	–	344,265
Taiwan	47,021	–	–	47,021
United Kingdom	–	385,415	–	385,415
United States	–	33,395	–	33,395

Total Common Stocks	120,218	2,762,342	–	2,882,560

Short-Term Investments
Investment Companies	40,182	–	–	40,182
Investment of cash collateral from
securities loaned	20,356	–	–	20,356

Total Short-Term Investments	60,538	–	–	60,538

Total Investments in Securities	$180,756	$2,762,342	$–	$2,943,098

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$55,135	$–	$55,135
Belgium	–	33,462	–	33,462
Canada	178,920	–	–	178,920
China	–	336,122	–	336,122
Denmark	–	60,019	–	60,019
Finland	–	46,185	–	46,185
France	–	119,814	–	119,814
Germany	–	200,016	–	200,016
Hong Kong	–	130,367	–	130,367
India	104,355	–	–	104,355
Indonesia	–	40,123	–	40,123
Japan	–	151,608	–	151,608
Netherlands	–	65,626	–	65,626
South Korea	–	92,295	–	92,295
Spain	–	86,549	–	86,549
Sweden	–	80,789	–	80,789
Switzerland	–	302,287	–	302,287
Taiwan	130,412	–	–	130,412
United Kingdom	–	498,122	–	498,122
United States	–	44,546	–	44,546

Total Common Stocks	413,687	2,343,065	–	2,756,752

Short-Term Investments
Investment Companies	41,452	–	–	41,452
Investment of cash collateral from
securities loaned	78,528	–	–	78,528

Total Short-Term Investments	119,980	–	–	119,980

Total Investments in Securities	$533,667	$2,343,065	$–	$2,876,732

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$7,140	$–	$7,140
Austria	–	492	–	492
Belgium	–	175	–	175
China	–	904	–	904
Denmark	1,071	2,907	–	3,978
Finland	–	557	–	557
France	–	13,644	–	13,644
Germany	112	12,445	–	12,557
Hong Kong	–	2,980	–	2,980
Ireland	–	963	–	963
Italy	–	1,930	–	1,930
Japan	–	34,472	–	34,472
Luxembourg	–	214	–	214
Netherlands	–	7,011	–	7,011
Norway	–	658	–	658
Singapore	–	961	–	961
Spain	–	3,075	–	3,075
Sweden	–	2,822	–	2,822
Switzerland	–	14,174	–	14,174
United Kingdom	–	15,166	–	15,166
United States	–	566	–	566

Total Common Stocks	1,183	123,256	–	124,439

Options Purchased
Put Options Purchased	5,997	–	–	5,997
Short-Term Investments
Investment Companies	6,584	–	–	6,584

Total Investments in Securities	$13,764	$123,256	$–	$137,020

Appreciation in Other Financial Instruments
Futures Contracts	$40	$–	$–	$40

Depreciation in Other Financial Instruments
Futures Contracts	$(165)	$–	$–	$(165)
Options Written
Call Options Written	(231)	–	–	(231)
Put Options Written	(1,108)	–	–	(1,108)

Total Depreciation in Other Financial Instruments	$(1,504)	$–	$–	$(1,504)

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$271,844	$–	$271,844
Austria	–	18,821	–	18,821
Belgium	–	6,610	–	6,610
China	–	33,877	–	33,877
Denmark	40,671	109,609	–	150,280
Finland	–	21,378	–	21,378
France	–	522,050	–	522,050
Germany	4,274	472,835	–	477,109
Hong Kong	–	110,502	–	110,502
Ireland	–	36,708	–	36,708
Italy	–	73,610	–	73,610
Japan	–	1,296,696	–	1,296,696
Luxembourg	–	8,329	–	8,329
Malta	–	–	1	1
Netherlands	–	263,057	–	263,057
Norway	–	26,829	–	26,829
Singapore	–	36,029	–	36,029
Spain	–	117,713	–	117,713
Sweden	–	107,481	–	107,481
Switzerland	–	539,090	–	539,090
United Kingdom	–	579,081	–	579,081
United States	–	21,658	–	21,658

Total Common Stocks	44,945	4,673,807	1	4,718,753

Short-Term Investments
Investment Companies	160,896	–	–	160,896
Investment of cash collateral from
securities loaned	87,575	–	–	87,575

Total Short-Term Investments	248,471	–	–	248,471

Total Investments in Securities	$293,416	$4,673,807	$1	$4,967,224

Appreciation in Other Financial Instruments
Futures Contracts	$890	$–	$–	$890

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$18,975	$–	$18,975
Austria	753	2,186	–	2,939
Belgium	–	3,880	–	3,880
Brazil	–	639	–	639
China	–	1,286	–	1,286
Denmark	911	3,482	–	4,393
Finland	316	5,561	–	5,877
France	1,126	20,199	–	21,325
Germany	1,413	24,760	–	26,173
Hong Kong	–	6,635	–	6,635
India	–	307	–	307
Ireland	–	643	–	643

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Italy	$–	$6,140	$–	$6,140
Japan	–	64,483	–	64,483
Luxembourg	–	981	–	981
Malta	–	519	–	519
Netherlands	–	12,641	–	12,641
Norway	499	6,383	–	6,882
Portugal	–	284	–	284
Russia	–	1,232	–	1,232
Singapore	–	3,347	–	3,347
South Africa	–	1,511	–	1,511
Spain	–	5,147	–	5,147
Sweden	673	8,065	–	8,738
Switzerland	–	19,430	–	19,430
Ukraine	–	408	–	408
United Kingdom	2,745	31,737	–	34,482
United States	447	201	–	648

Total Common Stocks	8,883	251,062	–	259,945

Short-Term Investments
Investment Companies	5,627	–	–	5,627
Investment of cash collateral from
securities loaned	1,956	–	–	1,956

Total Short-Term Investments	7,583	–	–	7,583

Total Investments in Securities	$16,466	$251,062	$–	$267,528

Depreciation in Other Financial Instruments
Futures Contracts	$(240)	$–	$–	$(240)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and/or the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$121,899	$(121,899)	$—
Emerging Markets Research Enhanced Equity Fund	17,283	(17,283)	—
Europe Dynamic Fund	2,626	(2,626)	—
International Advantage Fund	4,226	(4,226)	—
International Equity Fund	19,188	(19,188)	—
International Focus Fund	73,681	(73,681)	—
International Research Enhanced Equity Fund	82,369	(82,369)	—
International Value Fund	1,527	(1,527)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended October 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$9
Emerging Markets Research Enhanced Equity Fund	4
Europe Dynamic Fund	3
International Advantage Fund	5
International Equity Fund	7
International Focus Fund	8
International Research Enhanced Equity Fund	11
International Value Fund	2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not lend out any securities during the year ended October 31, 2020.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Emerging Markets Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$168,369	$2,757,635	$2,612,197	$45		$(34)	$313,818	313,630	$1,325		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	8,001	586,000	476,500	56	*	(13)	117,544	117,532	310	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	5,485	584,002	$577,410	—		—	12,077	12,077	48	*	—

Total	$181,855	$3,927,637	$3,666,107	$101		$(47)	$443,439		$1,683		$—

Emerging Markets Research Enhanced Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$22,226	$1,141,322	$1,151,443	$24		$(4)	$12,125	12,118	$432		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	—	324,000	307,992	(12	)*	(1)	15,995	15,994	118	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	2,216	269,065	269,188	—		—	2,093	2,093	30	*	—

Total	$24,442	$1,734,387	$1,728,623	$12		$(5)	$30,213		$580		$—

Europe Dynamic Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$130	$316,896	$314,864	$20		$— (c)	$2,182	2,180	$113		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	—	46,000	46,011	11	*	—	—	—	23	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	286	105,157	102,781	—		—	2,662	2,662	15	*	—

Total	$416	$468,053	$463,656	$31		$— (c)	$4,844		$151		$—

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

International Advantage Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$42,366	$621,773	$658,778	$(29)	$(7)	$5,325	5,322	$350		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	1,005	214,000	212,000	2 *	— (c)	3,007	3,007	98	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	966	240,051	239,623	—	—	1,394	1,394	38	*	—

Total	$44,337	$1,075,824	$1,110,401	$(27)	$(7)	$9,726		$486		$—

International Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$49,197	$809,538	$818,519	$(23)	$(11)	$40,182	40,159	$426		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	40,003	480,000	502,028	22 *	—	17,997	17,995	282	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	12,516	398,832	408,989	—	—	2,359	2,359	52	*	—

Total	$101,716	$1,688,370	$1,729,536	$(1)	$(11)	$60,538		$760		$—

International Focus Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$48,921	$884,436	$891,943	$51	$(13)	$41,452	41,427	$379		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	55,000	589,000	573,800	36 *	—	70,236	70,229	301	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	20,853	515,856	528,417	—	—	8,292	8,292	71	*	—

Total	$124,774	$1,989,292	$1,994,160	$87	$(13)	$119,980		$751		$—

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

International Hedged Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	$850	$127,625	$121,891	$—	(c)	$—	$6,584	6,584	$19		$—

International Research Enhanced Equity Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$154,151	$1,658,549	$1,651,800	$(66)		$62	$160,896	160,800	$1,646		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	76,005	727,500	726,200	52	*	(2)	77,355	77,348	314	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	30,261	646,729	666,770	—		—	10,220	10,220	86	*	—

Total	$260,417	$3,032,778	$3,044,770	$(14)		$60	$248,471		$2,046		$—

International Value Fund
For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a)(b)	$3,487	$80,563	$78,427	$5		$(1)	$5,627	5,623	$67		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(b)	2,000	15,000	16,000	—	*(c)	— (c)	1,000	1,000	14	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.04% (a)(b)	2,026	54,520	55,590	—		—	956	956	16	*	—

Total	$7,513	$150,083	$150,017	$5		$(1)	$7,583		$97		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2020 (amounts in thousands, except number of contracts):

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	544
Average Number of Contracts Written	1,088
Ending Number of Contracts Purchased	739
Ending Number of Contracts Written	1,478

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

G. Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Advantage Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2020 (amounts in thousands):

	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		International Advantage Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$20,178	$6,741		$28,639	$4,476	$167,146	$7,118
Average Notional Balance Short	—	7,291	(a)	—	—	—	—
Ending Notional Balance Long	—	—		3,481	7,021	150,045	5,560

(a)	For the period November 1, 2019 through November 30, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

H. Offering and Organization Costs — Total offering costs of approximately $48,000 and $103,000 incurred in connection with the offering of shares of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, if any, were recorded as an expense at the time it commenced operations. For the year ended October 31, 2020, total offering costs amortized were approximately $5,000 and $39,000 for the Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L		Class R2		Class R3	Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$56		$8		$68		$16		$1		$1	$—	(a)	$7		$188		$345
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		—	(a)	n/a		n/a		n/a	n/a		n/a		18		18
Europe Dynamic Fund
Transfer agency fees	16		2		6		—	(a)	n/a		n/a	n/a		n/a		2		26
International Advantage Fund
Transfer agency fees	18		2		1		n/a		45		n/a	n/a		n/a		9		75
International Equity Fund
Transfer agency fees	44		2		6		n/a		—	(a)	n/a	n/a		1		17		70
International Focus Fund
Transfer agency fees	11		4		11		n/a		1		n/a	n/a		2		20		49
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	1		n/a		n/a		n/a	n/a		—	(a)	—	(a)	1
International Research Enhanced Equity Fund
Transfer agency fees	44		n/a		6		n/a		n/a		n/a	n/a		n/a		36		86
International Value Fund
Transfer agency fees	11		1		4		—	(a)	1		n/a	n/a		—	(a)	—	(a)	17

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—		$1,559	$(1,559)
Emerging Markets Research Enhanced Equity Fund	—		(2,289)	2,289
Europe Dynamic Fund	—		74	(74)
International Advantage Fund	—		1,070	(1,070)
International Equity Fund	—		(22)	22
International Focus Fund	—		(1,551)	1,551
International Hedged Equity Fund	—	(a)	57	(57)
International Research Enhanced Equity Fund	—	(a)	(1,042)	1,042
International Value Fund	—		75	(75)

(a)	Amount rounds to less than one thousand.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

N. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Advantage Fund	0.50
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, with the exception of Emerging Markets Equity Fund which had an effective annualized rate of 0.07%.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$102	$—	(a)
Europe Dynamic Fund	2	—
International Advantage Fund	1	—
International Equity Fund	101	1
International Focus Fund	28	—	(a)
International Hedged Equity Fund	1	—
International Research Enhanced Equity Fund	1	—
International Value Fund	27	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	(1)	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a		n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a		n/a	n/a	n/a	n/a	n/a
International Advantage Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	n/a	0.50
International Equity Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a		n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55

(1)	Effective March 1, 2020, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2020, the contractual expense limitation was 0.95% for Class L Shares.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2021.

For the year ended October 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$1,309	$870	$1,836		$4,015	$189
Emerging Markets Research Enhanced Equity Fund	845	564	—	(a)	1,409	5
Europe Dynamic Fund	—	—	45		45	—
International Advantage Fund	1,216	811	116		2,143	6
International Equity Fund	1,851	1,232	329		3,412	6
International Focus Fund	2,596	1,731	226		4,553	19
International Hedged Equity Fund	235	74	1		310	111
International Research Enhanced Equity Fund	1,559	1,040	802		3,401	—
International Value Fund	419	230	113		762	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2020 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$272
Emerging Markets Research Enhanced Equity Fund	93
Europe Dynamic Fund	20
International Advantage Fund	70
International Equity Fund	90
International Focus Fund	88
International Hedged Equity Fund	7
International Research Enhanced Equity Fund	378
International Value Fund	12

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2020, Europe Dynamic Fund, International Advantage Fund and International Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$4,070,876	$1,264,356
Emerging Markets Research Enhanced Equity Fund	1,812,799	1,188,972
Europe Dynamic Fund	740,397	794,062
International Advantage Fund	1,187,253	1,206,602
International Equity Fund	856,205	812,958
International Focus Fund	1,142,607	1,036,859
International Hedged Equity Fund	153,610	79,815
International Research Enhanced Equity Fund	3,044,485	2,432,513
International Value Fund	181,934	229,969

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,640,289	$4,013,001	$285,791	$3,727,210
Emerging Markets Research Enhanced Equity Fund	2,595,505	547,829	257,642	290,187
Europe Dynamic Fund	440,045	29,782	31,209	(1,427)
International Advantage Fund	1,459,044	168,546	127,665	40,881
International Equity Fund	2,226,130	845,017	128,049	716,968
International Focus Fund	2,519,667	459,889	102,824	357,065
International Hedged Equity Fund	138,997	7,962	11,403	(3,441)
International Research Enhanced Equity Fund	4,990,455	552,761	575,102	(22,341)
International Value Fund	315,132	12,010	59,854	(47,844)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, mark to market of futures contracts, mark to market of options contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$56,440	$—	$56,440
Emerging Markets Research Enhanced Equity Fund	20,964	3,082	24,046
Europe Dynamic Fund	16,829	—	16,829
International Advantage Fund	108,042	—	108,042
International Equity Fund	96,391	—	96,391
International Focus Fund	10,533	—	10,533
International Hedged Equity Fund	1,369	—	1,369
International Research Enhanced Equity Fund	155,361	—	155,361
International Value Fund	16,049	—	16,049

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$43,939	$—	$43,939
Emerging Markets Research Enhanced Equity Fund	26	—	26
Europe Dynamic Fund	16,938	—	16,938
International Advantage Fund	88,005	—	88,005
International Equity Fund	107,522	48,172	155,694
International Focus Fund	10,140	—	10,140
International Research Enhanced Equity Fund	161,060	—	161,060
International Value Fund	18,314	—	18,314

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$19,142	$(151,019)	$3,708,674
Emerging Markets Research Enhanced Equity Fund	45,314	(83,502)	284,044
Europe Dynamic Fund	6,935	(118,860)	(1,280)
International Advantage Fund	34,987	(384,065)	41,293
International Equity Fund	40,418	(110,986)	717,466
International Focus Fund	31,621	(187,265)	357,185
International Hedged Equity Fund	2,064	(6,681)	(3,427)
International Research Enhanced Equity Fund	97,350	(529,814)	(21,619)
International Value Fund	8,463	(84,934)	(47,751)

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, mark to market of options contracts, investments in PFICs and wash sale loss deferrals.

At October 31, 2020, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$—		$151,019
Emerging Markets Research Enhanced Equity Fund	64,652		18,850
Europe Dynamic Fund	118,860		—
International Advantage Fund	306,805		77,260
International Equity Fund	56,024		54,962
International Focus Fund	165,558		21,707
International Hedged Equity Fund	2,619	*	4,062	*
International Research Enhanced Equity Fund	33,296		496,518
International Value Fund	53,664		31,270

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$7,660	$—
Europe Dynamic Fund	—	2,935

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at October 31, 2020. Average borrowings from the Facility during the year ended October 31, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$15,646	0.97%	23	$9
Europe Dynamic Fund	2,350	1.59	4	—	(a)
International Advantage Fund	20,534	1.87	3	4
International Equity Fund	1,817	0.83	1	—	(a)
International Focus Fund	8,828	0.83	1	—	(a)
International Hedged Equity Fund	3,784	0.79	2	—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

As of October 31, 2020, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/ or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	35.9%
Emerging Markets Research Enhanced Equity Fund	4	53.6	—	—
Europe Dynamic Fund	4	61.2	1	12.5
International Advantage Fund	5	74.6	—	—
International Equity Fund	2	36.4	1	12.2
International Focus Fund	4	63.4	—	—
International Hedged Equity Fund	1	35.0	4	57.2
International Research Enhanced Equity Fund	—	—	1	10.2
International Value Fund	—	—	1	74.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of October 31, 2020, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds and the SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—%	60.4%	21.1%
Europe Dynamic Fund	54.6	—	—
International Advantage Fund	—	97.1	—
International Equity Fund	10.1	48.1	—
International Focus Fund	—	71.2	—
International Research Enhanced Equity Fund	17.2	58.5	—

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2020, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Advantage Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
China	37.5%	43.8%	—%	—%	—%	12.0%	—%	—%	—%
France	—	—	11.1	—	12.2	—	—	10.7	—
Germany	—	—	14.3	—	—	—	—	—	—
India	16.1	—	—	—	—	—	—	—	—
Japan	—	—	—	26.0	20.0	—	25.2	26.6	24.3
South Korea	—	12.4	—	—	—	—	—	—	—
Switzerland	—	—	18.3	10.7	11.8	10.8	10.3	11.0	—
Taiwan	10.3	12.0	—	—	—	—	—	—	—
United Kingdom	—	—	17.2	10.6	13.2	17.8	11.1	11.9	13.0

As of October 31, 2020, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund, JPMorgan International Hedged Equity Fund, JPMorgan International Research Enhanced Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund) and JPMorgan International Value Fund (six of the funds constituting JPMorgan Trust I), JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020 and the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Emerging Markets Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)

JPMorgan International Value Fund

JPMorgan International Research Enhanced Equity Fund

Statements of changes in net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein

JPMorgan Emerging Markets Research Enhanced Equity Fund	Statement of changes in net assets and the financial highlights for the year ended October 31, 2020 and the period December 11, 2018 (commencement of operations) through October 31, 2019

JPMorgan International Hedged Equity Fund	Statement of changes in net assets and the financial highlights for the year ended October 31, 2020 and the period March 15, 2019 (commencement of operations) through October 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

TRUSTEES

AS OF OCTOBER 31, 2020

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,357.70	$7.35	1.24%
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,354.40	10.24	1.73
Hypothetical	1,000.00	1,016.44	8.77	1.73
Class I
Actual	1,000.00	1,359.80	5.87	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class L
Actual	1,000.00	1,359.80	5.28	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R2
Actual	1,000.00	1,355.60	9.12	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class R3
Actual	1,000.00	1,357.20	7.64	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class R4
Actual	1,000.00	1,359.20	6.17	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class R5
Actual	1,000.00	1,359.90	5.28	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class R6
Actual	1,000.00	1,360.70	4.69	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$1,226.10	$2.52	0.45%
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,226.00	1.96	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,101.30	6.55	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	1,099.00	9.18	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class I
Actual	1,000.00	1,102.80	5.23	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class L
Actual	1,000.00	1,103.60	4.55	0.86
Hypothetical	1,000.00	1,020.81	4.37	0.86
Class R6
Actual	1,000.00	1,104.00	4.02	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

JPMorgan International Advantage Fund
Class A
Actual	1,000.00	1,084.50	4.93	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,081.20	$7.59	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class I
Actual	1,000.00	1,086.00	3.67	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R2
Actual	1,000.00	1,082.60	6.54	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class R6
Actual	1,000.00	1,086.10	2.62	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,122.70	5.07	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	1,120.50	7.73	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class I
Actual	1,000.00	1,124.10	3.74	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R2
Actual	1,000.00	1,121.00	6.66	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class R5
Actual	1,000.00	1,124.80	3.20	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	1,125.20	2.67	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A
Actual	$1,000.00	$1,156.70	$5.42	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class C
Actual	1,000.00	1,153.80	8.12	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class I
Actual	1,000.00	1,158.30	4.07	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R2
Actual	1,000.00	1,154.90	7.04	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R5
Actual	1,000.00	1,159.00	3.53	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R6
Actual	1,000.00	1,159.40	2.99	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,007.10	4.29	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,005.00	6.80	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,008.50	3.03	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,008.50	2.22	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,009.90	1.77	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,070.30	3.12	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class I
Actual	1,000.00	1,071.40	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Class R6
Actual	1,000.00	1,072.40	1.25	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24

JPMorgan International Value Fund
Class A
Actual	1,000.00	1,048.80	5.15	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class C
Actual	1,000.00	1,045.80	7.71	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class I
Actual	$1,000.00	$1,049.70	$3.86	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class L
Actual	1,000.00	1,050.00	3.35	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R2
Actual	1,000.00	1,046.20	6.69	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R5
Actual	1,000.00	1,050.30	3.35	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R6
Actual	1,000.00	1,050.20	2.83	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Boards’ investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, Europe Dynamic Fund, International Advantage Fund, International Focus Fund and International Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by

Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for each of the one- and three-year periods ended December 31, 2019, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for Class I and Class R6 shares was in the third quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the fifth, fourth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that performance for Class I shares was in the fourth, fifth and fifth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that performance for Class R6 shares was in the fifth quintile based upon the Peer Group, and in the fourth quintile based upon the Universe, for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Advantage Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class I shares was in the fifth, fifth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe for both the one- and three-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the third quintile for each of the one-, three- and five-year periods ended December 31, 2019 based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively.

The Trustees noted that the performance for the Class I shares was in the second, third and second quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, third and third quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2019, respectively, and in the second, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Focus Fund’s performance for Class A shares was in the first, fourth and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the first, third and first quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the first, fourth and second quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted the performance of the International Hedged Equity Fund since its inception on March 15, 2019 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that performance for Class I shares was in the third, third and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

upon the Universe for the one-year period ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Value Fund’s performance for Class A shares was in the fourth, fifth and fourth quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each

Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile based upon the Peer Group and both in the second quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both the Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for both the Class A and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile, and that the actual total expenses for Class I shares were in the second quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Advantage Fund’s net advisory fee and actual total expenses for Class A shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe and that the actual total expenses for the Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Focus Fund’s net advisory fee and total actual expenses for Class A shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Hedged Equity Fund’s net advisory fee and total actual expenses for both the Class A and Class I shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for each of the Class A, Class I and Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Emerging Markets Research Enhanced Equity Fund	$3,082

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$66,960
JPMorgan Emerging Markets Research Enhanced Equity Fund	25,595
JPMorgan Europe Dynamic Fund	10,093
JPMorgan International Advantage Fund	51,797
JPMorgan International Equity Fund	54,253
JPMorgan International Focus Fund	14,063
JPMorgan International Hedged Equity Fund	1,623
JPMorgan International Research Enhanced Equity Fund	112,146
JPMorgan International Value Fund	9,794

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2020, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
JPMorgan Emerging Markets Equity Fund	$108,474	$10,520
JPMorgan Emerging Markets Research Enhanced Equity Fund	64,814	4,631
JPMorgan Europe Dynamic Fund	12,480	1,071
JPMorgan International Advantage Fund	51,695	3,503
JPMorgan International Equity Fund	65,325	3,682
JPMorgan International Focus Fund	55,594	3,530
JPMorgan International Hedged Equity Fund	2,946	254
JPMorgan International Research Enhanced Equity Fund	138,374	8,982
JPMorgan International Value Fund	12,678	780

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020.	AN-INTEQ-1020

Annual Report

J.P. Morgan Specialty Funds

October 31, 2020

JPMorgan Macro Opportunities Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

DECEMBER 10, 2020 (Unaudited)

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.” — Andrea L. Lisher

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity — led by U.S. markets — driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

For the twelve months ended October 31, 2020, the S&P 500 Index returned a total of 9.71%, MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 6.19% and the Bloomberg Barclays Emerging Markets Index returned 3.38%

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

FOR THE PERIOD APRIL 15, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.60%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.06%

Net Assets as of 10/31/2020 (In Thousands)	$15,432

INVESTMENT OBJECTIVE**

The JPMorgan Macro Opportunities Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the period from inception on April 15, 2020 to October 31, 2020.

The Fund’s long equity strategies were leading contributors to absolute performance during the reporting period. The Fund’s fixed income strategies also contributed to absolute performance, while the Fund’s short bias equity strategies and currency positioning detracted from absolute performance.

In equity, the Fund’s security selections in the technology and European utilities sectors were leading contributors to absolute performance. The technology companies in which the Fund was invested benefitted from continued growth in online retail sales and the increased adoption of cloud computing during the period. Shares of select European utilities rose following the EU’s announcement of a 750 billion euro pandemic recovery fund that included an emphasis on investment in renewable energy.

In fixed income, the Fund’s long position in Italian treasury bonds versus its short position in German government bonds also contributed to absolute performance as the EU’s pandemic recovery fund announcement led to narrowing of yield spreads between the two countries’ sovereign debt.

The leading detractors from absolute performance were the Fund’s short positions in U.S. and emerging markets equity via futures and options contracts as better-than-expected global economic data provided support for global equity. The Fund’s long position in the U.S. dollar, obtained through foreign exchange forward contracts, also detracted from absolute performance as improved economic growth held down the relative value of the dollar.

The Fund’s allocation to equity was the leading contributor to performance relative to the Benchmark, which is a fixed-income index that contains no equity.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund maintained a modest level of portfolio risk and tilted exposures to benefit from the recovery environment, while being mindful of the ongoing risk of pandemic resurgence. The Fund maintained a modest level of net equity risk, achieved through long and short exposures, a low level of duration across developed and emerging markets, as well as defensive positioning in currencies, and exposure to the gold price through equity holdings in gold mining companies. Duration measures the price sensitivity of bonds relative to changes in interest rates. Generally, bonds of shorter duration will experience a smaller decrease in price when interest rates decline.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Macro Opportunities Fund

FUND COMMENTARY

FOR THE PERIOD APRIL 15, 2020 (INCEPTION DATE) THROUGH OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	2.7%
2.	Amazon.com, Inc.	2.3
3.	Alphabet, Inc., Class A	2.3
4.	Microsoft Corp.	2.1
5.	Visa, Inc., Class A	2.0
6.	Enel SpA (Italy)	1.9
7.	Orsted A/S (Denmark)	1.8
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.7
9.	Mastercard, Inc., Class A	1.7
10.	PayPal Holdings, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	15.5%
Financials	14.1
Consumer Discretionary	11.6
Utilities	6.9
Health Care	5.4
Industrials	3.9
Communication Services	3.3
Materials	3.1
Consumer Staples	1.0
Others (each less than 1.0%)	0.4
Short-Term Investments	34.8

***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	April 15, 2020
With Sales Charge**		(2.91)%
Without Sales Charge		2.47
CLASS C SHARES	April 15, 2020
With CDSC***		1.20
Without CDSC		2.20
CLASS I SHARES	April 15, 2020	2.60
CLASS R6 SHARES	September 30, 2020	2.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (04/15/20 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 15, 2020.

Returns for Class R6 Shares prior to its inception are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month U.S. Treasury Bill Index from April 15, 2020 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	18.65%
S&P 500 Index	9.71%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.92%

Net Assets as of 10/31/2020 (In Thousands)	$485,516

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2020.

The Fund’s long positions in the consumer discretionary and communications services sectors were leading contributors to performance relative to the Benchmark. The Fund’s long position in the information technology sector and its short positions in the health care sector were leading detractors from relative performance.

Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Nvidia Corp. and Alibaba Group Holding Ltd. Shares of Tesla, a maker of electric automobiles and energy generation and storage systems, rose on growth in quarterly earnings and investor demand for large cap technology stocks. Shares of Nvidia, a semiconductor manufacturer, rose as the company increased market share in key businesses and expanded into other technology businesses. Shares of Alibaba Group Holding, an electronic commerce platform provider, rose amid increased demand for digital services.

Leading individual detractors from absolute performance included the Fund’s long position in Berkshire Hathaway Inc. and short positions in Square Inc. and Simon Property Group Inc. Shares of Berkshire Hathaway, a holding company conglomerate, fell after the company reported lower-than-expected results for the first quarter of 2020, largely due to the impact of the pandemic on the company’s insurance business. Shares of Square, a credit-card processing company, rose amid an increase in cashless transactions driven by the pandemic. Shares of Simon Property Group, a retail sector real estate investment trust, rebounded from the broad sell-off in in the first quarter of 2020 amid investor expectations that it would emerge from pandemic lockdowns in a better competitive position than its peers.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2020, the Fund invested an average of 109% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 109% and its average net exposure was 63%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	7.1%
2.	Charter Communications, Inc., Class A	6.5
3.	Cigna Corp.	6.2
4.	NXP Semiconductors NV (Netherlands)	5.7
5.	Fiserv, Inc.	5.5
6.	Best Buy Co., Inc.	4.4
7.	Tesla, Inc.	3.9
8.	Altice USA, Inc., Class A	3.5
9.	NextEra Energy, Inc.	3.3
10.	NVIDIA Corp.	3.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Varian Medical Systems, Inc.	19.6%
2.	National General Holdings Corp.	16.4
3.	SPDR S&P 500 ETF Trust	16.0
4.	Sirius XM Holdings, Inc.	13.8
5.	Acacia Communications, Inc.	13.5
6.	Walgreens Boots Alliance, Inc.	5.4
7.	Host Hotels & Resorts, Inc.	5.0
8.	CVS Health Corp.	3.1
9.	Exelon Corp.	1.5
10.	Consolidated Edison, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.3%
Communication Services	17.7
Consumer Discretionary	16.8
Health Care	10.2
Materials	4.8
Utilities	3.3
Financials	2.3
Industrials	1.3
Others (each less than 1.0%)	0.9
Short-Term Investments	22.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Health Care	22.6%
Financials	16.4
Exchange-Traded Fund	16.0
Communication Services	13.8
Information Technology	13.5
Real Estate	7.2
Consumer Staples	5.7
Utilities	4.4
Others (each less than 1.0%)	0.4

***	Percentages indicated are based on total long investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		12.19%	4.57%	6.25%
Without Sales Charge		18.40	5.70	7.18
CLASS C SHARES	August 29, 2014
With CDSC**		16.78	5.17	6.65
Without CDSC		17.78	5.17	6.65
CLASS I SHARES	August 29, 2014	18.65	5.96	7.44
CLASS R6 SHARES	August 29, 2014	18.96	6.22	7.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 29, 2014 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the

U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.26%
ICE BofAML 3-Month US Treasury Bill Index	0.92%

Net Assets as of 10/31/2020 (In Thousands)	$141,439

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2020.

The Fund’s security selection in the software & hardware sector and its overweight position in the semiconductors sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer stable and the pharmaceutical & health care sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s long position in Amazon.com Inc. and its short positions in Cinemark Holdings Inc. and Boeing Co. Shares of Amazon.com, a provider of online retail shopping and related services, rose amid consumer demand for online shopping and services. Shares of Cinemark Holdings, an operator of movie theaters, fell amid the closure of cinemas and other entertainment venues in response to the pandemic. Shares of Boeing, an airplane manufacturing and aerospace company, fell amid a sharp global decrease in air travel.

Leading individual detractors from relative performance included the Fund’s short positions in Spotify Technology SA,

and Kroger Co. and its long position in Diamondback Energy Inc. Shares of Spotify Technology, a provider of digital music streaming services, rose after the company reported better-than-expected user growth during the third quarter of 2020. Shares of Kroger, a grocery supermarket chain, rose after the company reported better-than-expected sales and earnings for the second quarter of 2020 and unveiled a $1 billion share repurchase plan. Shares of Diamondback Energy, an oil and gas company focused on U.S. shale deposits, fell amid consecutive quarters of lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	2.0%
2.	NXP Semiconductors NV (Netherlands)	2.0
3.	Netflix, Inc.	1.7
4.	Trane Technologies plc	1.5
5.	Truist Financial Corp.	1.3
6.	Stanley Black & Decker, Inc.	1.3
7.	Mastercard, Inc., Class A	1.3
8.	Analog Devices, Inc.	1.1
9.	O’Reilly Automotive, Inc.	1.1
10.	Norfolk Southern Corp.	1.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Cisco Systems, Inc.	3.1%
2.	Broadcom, Inc.	2.4
3.	ViacomCBS, Inc.	2.4
4.	Walt Disney Co. (The)	2.1
5.	Spotify Technology SA	1.9
6.	Kroger Co. (The)	1.9
7.	Clorox Co. (The)	1.8
8.	Take-Two Interactive Software, Inc.	1.8
9.	General Electric Co.	1.7
10.	Gilead Sciences, Inc.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Industrials	11.9
Consumer Discretionary	10.5
Health Care	9.0
Communication Services	7.8
Financials	6.7
Materials	4.6
Energy	4.3
Real Estate	3.8
Consumer Staples	2.9
Utilities	2.9
Short-Term Investments	17.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	15.9%
Communication Services	14.3
Industrials	13.6
Health Care	10.0
Financials	9.3
Consumer Staples	8.1
Consumer Discretionary	7.8
Energy	6.5
Materials	5.4
Real Estate	5.3
Utilities	3.8

***	Percentages indicated are based on total long investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		6.06%	2.21%	0.64%
Without Sales Charge		11.97	3.32	1.19
CLASS C SHARES	November 2, 2009
With CDSC**		10.36	2.80	0.78
Without CDSC		11.36	2.80	0.78
CLASS I SHARES	November 2, 2009	12.26	3.58	1.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/10 TO 10/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month U.S. Treasury Bill Index from October 31, 2010 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 56.6%

Banks — 5.5%

Bank Central Asia Tbk. PT (Indonesia)	64		126

Fifth Third Bancorp	3		68

First Republic Bank	1		172

HDFC Bank Ltd., ADR (India) *	3		179

PNC Financial Services Group, Inc. (The)	1		73

Sberbank of Russia PJSC, ADR (Russia)	11		114

Sberbank of Russia PJSC, ADR (Russia)	5		47

Signature Bank	1		70

			849

Capital Markets — 0.9%

S&P Global, Inc.	—	(a)	136

Electric Utilities — 5.5%

EDP — Energias de Portugal SA (Portugal)	24		121

Enel SpA (Italy)	34		271

Iberdrola SA (Spain)	17		204

Orsted A/S (Denmark) (b)	2		257

			853

Electrical Equipment — 1.7%

Rockwell Automation, Inc.	—	(a)	107

Schneider Electric SE (France)	1		150

			257

Entertainment — 1.0%

Walt Disney Co. (The)	1		147

Health Care Equipment & Supplies — 0.7%

Abbott Laboratories	1		114

Hotels, Restaurants & Leisure — 0.9%

Compass Group plc (United Kingdom)	11		145

Insurance — 3.4%

AIA Group Ltd. (Hong Kong)	17		162

Aon plc, Class A	1		125

Ping An Insurance Group Co. of China Ltd., Class H (China)	24		243

			530

Interactive Media & Services — 2.1%

Alphabet, Inc., Class A *	—	(a)	327

Internet & Direct Marketing Retail — 4.6%

Alibaba Group Holding Ltd., ADR (China) *	1		381

Amazon.com, Inc. *	—	(a)	334

			715

INVESTMENTS	SHARES (000)		VALUE ($000)

IT Services — 4.9%

Mastercard, Inc., Class A	1		241

PayPal Holdings, Inc. *	1		238

Visa, Inc., Class A	2		282

			761

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	—	(a)	136

Machinery — 1.9%

Stanley Black & Decker, Inc.	1		155

Volvo AB, Class B (Sweden) *	7		139

			294

Metals & Mining — 2.9%

Barrick Gold Corp. (Canada)	8		215

Newmont Corp.	4		224

			439

Multi-Utilities — 0.8%

RWE AG (Germany)	3		129

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	1		141

Pharmaceuticals — 3.4%

AstraZeneca plc (United Kingdom)	1		119

Johnson & Johnson	1		121

Novo Nordisk A/S, Class B (Denmark)	2		141

Roche Holding AG (Switzerland)	—	(a)	143

			524

Semiconductors & Semiconductor Equipment — 4.1%

Analog Devices, Inc.	1		165

Microchip Technology, Inc.	1		152

NVIDIA Corp.	—	(a)	135

Texas Instruments, Inc.	1		173

			625

Software — 5.3%

Adobe, Inc. *	—	(a)	94

Atlassian Corp. plc, Class A *	—	(a)	91

Microsoft Corp.	1		297

salesforce.com, Inc. *	1		230

ServiceNow, Inc. *	—	(a)	103

			815

Specialty Retail — 1.9%

Burlington Stores, Inc. *	1		109

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)			VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

TJX Cos., Inc. (The)		4		180

				289

Textiles, Apparel & Luxury Goods — 3.3%

Lululemon Athletica, Inc. *		—	(a)	80

LVMH Moet Hennessy Louis Vuitton SE (France)		—	(a)	225

NIKE, Inc., Class B		2		200

				505

Total Common Stocks (Cost $7,587)				8,731

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 3.2%

Bonos de la Tesoreria (Peru) 5.94%, 2/12/2029	PEN	332		109

Romania Government Bond (Romania)

2.75%, 2/26/2026 (b)	EUR	60		76

3.62%, 5/26/2030 (b)	EUR	58		77

United Mexican States (Mexico) 4.50%, 4/22/2029		200		226

Total Foreign Government Securities (Cost $483)				488

	NO. OF CONTRACTS
Options Purchased — 0.4%

Call Options Purchased — 0.3%

Aerospace & Defense — 0.0% (c)

Airbus SE (France) 12/17/2021 at EUR 100.00, American Style Notional Amount: EUR 69 Exchange-Traded *	EUR	11		3

Boeing Co. (The) 1/21/2022 at USD 300.00, American Style Notional Amount: USD 58 Exchange-Traded *		4		2

				5

Airlines — 0.0% (c)

American Airlines Group, Inc. 1/21/2022 at USD 37.00, American Style Notional Amount: USD 36 Exchange-Traded *		32		2

United Airlines Holdings, Inc. 1/21/2022 at USD 90.00, American Style Notional Amount: USD 41 Exchange-Traded *		12		1

				3

Automobiles — 0.0% (c)

Renault SA (France) 12/17/2021 at EUR 40.00, American Style Notional Amount: EUR 36 Exchange-Traded *	EUR	17		1

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)

Banks — 0.1%

Natwest Group plc (United Kingdom) 12/17/2021 at GBP 160.00, American Style Notional Amount: GBP 0 Exchange-Traded *	GBP	33	4

Signature Bank 9/17/2021 at USD 100.00, American Style Notional Amount: USD 81 Exchange-Traded *		10	6

Societe Generale SA (France) 12/17/2021 at EUR 20.00, American Style Notional Amount: EUR 42 Exchange-Traded *		EUR 36	2

Wells Fargo & Co. 1/21/2022 at USD 40.00, American Style Notional Amount: USD 51 Exchange-Traded *		24	1

			13

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Simon Property Group, Inc. 1/21/2022 at USD 135.00, American Style Notional Amount: USD 50 Exchange-Traded *		8	2

Hotels, Restaurants & Leisure — 0.0% (c)

Carnival Corp. 1/21/2022 at USD 40.00, American Style Notional Amount: USD 34 Exchange-Traded *		25	3

MGM Resorts International 1/21/2022 at USD 40.00, American Style Notional Amount: USD 51 Exchange-Traded *		25	3

Norwegian Cruise Line Holdings Ltd. 1/21/2022 at USD 75.00, American Style Notional Amount: USD 37 Exchange-Traded *		22	1

			7

Index Funds — 0.2%

Russell 2000 Index 3/19/2021 at USD 1,750.00, European Style Notional Amount: USD 1,077 Exchange-Traded *		7	23

STOXX Europe 600 Utilities Index (Germany) 12/18/2020 at EUR 370.00, European Style Notional Amount: EUR 359 Exchange-Traded *	EUR	21	3

12/18/2020 at EUR 400.00, European Style Notional Amount: EUR 360 Exchange-Traded *	EUR	21	—	(a)

			26

Total Call Options Purchased			57

Put Options Purchased — 0.1%

Index Funds — 0.1%

S&P 500 Index 11/2/2020 at USD 3,240.00, European Style Notional Amount: USD 2,394 Exchange-Traded *		7	13

Total Options Purchased (Cost $139)			70

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Short-Term Investments — 32.2%

Foreign Government Treasury Bills — 16.9%

Japan Treasury Discount Bills (Japan)

(0.08)%, 11/2/2020 (d)	JPY	64,250	614

(0.09)%, 11/16/2020 (d)	JPY	64,850	620

(0.09)%, 1/18/2021 (d)	JPY	34,950	334

(0.09)%, 2/1/2021 (d)	JPY	62,000	592

Letras do Tesouro Nacional (Brazil) 4.32%, 7/1/2023 (d)	BRL	3,000	449

Total Foreign Government Treasury Bills (Cost $2,640)			2,609

	SHARES (000)
Investment Companies — 15.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (e) (f) (Cost $2,356)		2,355	2,356

Total Short-Term Investments (Cost $4,996)			4,965

Total Investments — 92.4% (Cost $13,205)			14,254
Other Assets Less Liabilities — 7.6%			1,178

NET ASSETS — 100.0%			15,432

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
PT	Limited liability company
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	The rate shown is the effective yield as of October 31, 2020.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini Industrial Select Sector	4	12/2020	USD	305	(10)
Euro-BTP	5	12/2020	EUR	870	21
Russell 2000 E-Mini Index	3	12/2020	USD	231	1
U.S. Treasury 10 Year Note	5	12/2020	USD	691	(6)

					6

Short Contracts
EURO STOXX 50 Index	(24)	12/2020	EUR	(827)	96
Euro-Bund	(4)	12/2020	EUR	(821)	(11)
MSCI Emerging Markets E-Mini Index	(3)	12/2020	USD	(165)	1
S&P 500 E-Mini Index	(16)	12/2020	USD	(2,612)	103
E-mini Consumer Staples Select Sector	(5)	12/2020	USD	(312)	14
E-mini Utilities Select Sector	(2)	12/2020	USD	(126)	4
E-mini Health Care Select Sector	(1)	12/2020	USD	(103)	5

					212

					218

Abbreviations
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Forward foreign currency exchange contracts outstanding as of October 31, 2020 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
MXN	8,166	USD	380	Barclays Bank plc	11/24/2020	4
USD	470	BRL	2,609	Citibank, NA**	11/24/2020	16
USD	36	DKK	225	Merrill Lynch International	11/24/2020	1
USD	454	DKK	2,873	TD Bank Financial Group	11/24/2020	4
USD	430	HKD	3,330	Citibank, NA	11/24/2020	— (a)
USD	431	HKD	3,339	TD Bank Financial Group	11/24/2020	— (a)
USD	159	INR	11,690	Citibank, NA**	11/24/2020	1
USD	34	INR	2,507	Goldman Sachs International**	11/24/2020	— (a)
USD	113	PEN	404	Citibank, NA**	11/24/2020	1
USD	201	RUB	15,658	Goldman Sachs International**	11/24/2020	5
JPY	31,386	USD	298	Goldman Sachs International	1/25/2021	2
USD	182	CHF	166	Goldman Sachs International	1/25/2021	1
USD	1,621	EUR	1,377	Goldman Sachs International	1/25/2021	14
USD	972	GBP	748	Goldman Sachs International	1/25/2021	2
USD	166	SEK	1,460	Goldman Sachs International	1/25/2021	1

Total unrealized appreciation						52

CNY	2,649	USD	396	Barclays Bank plc**	11/24/2020	(1)
DKK	308	USD	49	Goldman Sachs International	11/24/2020	— (a)
DKK	293	USD	47	Merrill Lynch International	11/24/2020	(1)
HKD	231	USD	30	TD Bank Financial Group	11/24/2020	— (a)
RUB	2,418	USD	31	Goldman Sachs International**	11/24/2020	— (a)
USD	34	CNY	229	Barclays Bank plc**	11/24/2020	— (a)
USD	358	CNY	2,420	Merrill Lynch International**	11/24/2020	(2)
USD	110	IDR	1,633,287	Citibank, NA**	11/24/2020	(1)
USD	387	ZAR	6,420	Citibank, NA	11/24/2020	(7)
CHF	33	USD	36	Goldman Sachs International	1/25/2021	— (a)
EUR	595	USD	705	Goldman Sachs International	1/25/2021	(10)
GBP	173	USD	226	Goldman Sachs International	1/25/2021	(2)
USD	1,857	JPY	194,949	Goldman Sachs International	1/25/2021	(8)

Total unrealized depreciation						(32)

Net unrealized appreciation						20

Abbreviations
BRL	Brazilian Real
CHF	Swiss Franc
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 105.6%

Common Stocks — 82.0%

Automobiles — 4.1%

Tesla, Inc. *	51		19,761

Banks — 0.6%

Comerica, Inc.	68		3,097

Chemicals — 5.1%

Air Products and Chemicals, Inc. (a)	61		16,718

Sherwin-Williams Co. (The) (a)	12		7,952

			24,670

Consumer Finance — 1.8%

LendingTree, Inc. *	27		8,797

Electric Utilities — 3.5%

NextEra Energy, Inc.	232		16,980

Entertainment — 2.4%

Netflix, Inc. * (a)	25		11,672

Food Products — 1.0%

Beyond Meat, Inc. * (a)	32		4,596

Health Care Providers & Services — 9.8%

Cigna Corp. (a)	192		32,043

UnitedHealth Group, Inc. (a)	50		15,341

			47,384

Interactive Media & Services — 1.5%

Alphabet, Inc., Class A *	—	(b)	522

Zillow Group, Inc., Class C * (a)	78		6,923

			7,445

Internet & Direct Marketing Retail — 8.5%

Alibaba Group Holding Ltd., ADR (China) * (a)	120		36,626

Amazon.com, Inc. *	2		4,840

			41,466

IT Services — 6.7%

Fidelity National Information Services, Inc. (a)	3		406

Fiserv, Inc. * (a)	296		28,280

Mastercard, Inc., Class A	2		441

Twilio, Inc., Class A *	11		3,043

Visa, Inc., Class A(a)	2		414

			32,584

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	11		5,123

Media — 14.7%

Altice USA, Inc., Class A * (a)	661		17,810

Charter Communications, Inc., Class A * (a)	55		33,386

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Liberty Media Corp.-Liberty SiriusXM, Class A *	316	10,929

Liberty Media Corp.-Liberty SiriusXM, Class C *	273	9,432

		71,557

Road & Rail — 1.4%

Canadian Pacific Railway Ltd. (Canada)	21	6,196

Lyft, Inc., Class A *	9	196

Uber Technologies, Inc. *	7	230

		6,622

Semiconductors & Semiconductor Equipment — 9.5%

NVIDIA Corp. (a)	34	16,834

NXP Semiconductors NV (Netherlands)	217	29,317

		46,151

Software — 3.3%

Microsoft Corp.	35	7,056

RingCentral, Inc., Class A *	35	8,925

		15,981

Specialty Retail — 5.1%

Best Buy Co., Inc.	202	22,545

Lowe’s Cos., Inc.	15	2,328

		24,873

Technology Hardware, Storage & Peripherals — 1.9%

Apple, Inc.	85	9,250

Total Common Stocks (Cost $334,770)		398,009

Short-Term Investments — 23.6%

Investment Companies — 23.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $114,889)	114,820	114,889

Total Long Positions (Cost $449,659)		512,898

Short Positions — (31.1)%

Common Stocks — (26.1)%

Beverages — (0.1)%

Molson Coors Beverage Co., Class B	(15)	(518)

Communications Equipment — (4.2)%

Acacia Communications, Inc. *	(300)	(20,334)

Electric Utilities — (0.7)%

Exelon Corp.	(57)	(2,280)

Pinnacle West Capital Corp.	(13)	(1,087)

		(3,367)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Energy Equipment & Services — (0.1)%

Schlumberger NV	(43)	(649)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

AvalonBay Communities, Inc.	(14)	(1,976)

Host Hotels & Resorts, Inc.	(722)	(7,565)

Vornado Realty Trust	(42)	(1,291)

		(10,832)

Food & Staples Retailing — (1.7)%

Walgreens Boots Alliance, Inc.	(239)	(8,146)

Health Care Equipment & Supplies — (6.1)%

Varian Medical Systems, Inc. *	(171)	(29,552)

Health Care Providers & Services — (0.9)%

CVS Health Corp.	(83)	(4,664)

Insurance — (5.1)%

National General Holdings Corp.	(728)	(24,729)

Media — (4.3)%

Sirius XM Holdings, Inc.	(3,631)	(20,803)

Multi-Utilities — (0.7)%

Consolidated Edison, Inc.	(29)	(2,255)

DTE Energy Co.	(9)	(1,054)

		(3,309)

Total Common Stocks (Proceeds $(127,400))		(126,903)

Exchange-traded Funds — (5.0)%

U.S. Equity — (5.0)%

SPDR S&P 500 ETF Trust(Proceeds $(24,614))	(74)	(24,243)

Total Short Positions (Proceeds $(152,014))		(151,146)

Total Investments — 74.5% (Cost $297,645)		361,752
Other Assets Less Liabilities — 25.5%		123,764

NET ASSETS — 100.0%		485,516

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $110,619,000 and $186,652,000 respectively.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 95.0%

Common Stocks — 78.2%

Aerospace & Defense — 1.0%

Northrop Grumman Corp.	3		813

Raytheon Technologies Corp.	10		542

			1,355

Air Freight & Logistics — 0.2%

FedEx Corp.	1		260

United Parcel Service, Inc., Class B	1		81

			341

Auto Components — 0.7%

Aptiv plc	4		352

BorgWarner, Inc.	1		41

Magna International, Inc. (Canada)	12		604

			997

Automobiles — 0.1%

General Motors Co.	4		151

Banks — 2.0%

Regions Financial Corp.	37		494

SVB Financial Group *	1		340

Truist Financial Corp.	43		1,806

Wells Fargo & Co.	10		221

			2,861

Beverages — 0.9%

Coca-Cola Co. (The)	5		232

Constellation Brands, Inc., Class A	3		467

PepsiCo, Inc.	5		635

			1,334

Biotechnology — 2.2%

AbbVie, Inc.	12		1,032

Alexion Pharmaceuticals, Inc. *	5		601

Biogen, Inc. *	4		915

Vertex Pharmaceuticals, Inc. *	2		516

			3,064

Building Products — 1.8%

Allegion plc	1		102

Masco Corp.	7		389

Trane Technologies plc	15		2,043

			2,534

Capital Markets — 1.3%

Ameriprise Financial, Inc.	—	(a)	61

Charles Schwab Corp. (The)	12		507

Intercontinental Exchange, Inc.	3		310

INVESTMENTS	SHARES (000)		VALUE ($000)

Capital Markets — continued

Morgan Stanley	13		637

MSCI, Inc.	—	(a)	174

State Street Corp.	3		182

			1,871

Chemicals — 4.1%

Air Products and Chemicals, Inc. (b)	1		363

Celanese Corp.	6		707

Corteva, Inc.	15		483

DuPont de Nemours, Inc.	15		877

Eastman Chemical Co. (b)	13		1,047

FMC Corp.	3		342

Linde plc (United Kingdom)	6		1,242

PPG Industries, Inc.	5		680

Sherwin-Williams Co. (The)	—	(a)	91

			5,832

Consumer Finance — 0.8%

Capital One Financial Corp.	16		1,141

Containers & Packaging — 0.2%

Crown Holdings, Inc. *	4		303

Diversified Financial Services — 0.4%

Voya Financial, Inc.	10		496

Electric Utilities — 1.9%

Entergy Corp.	2		251

NextEra Energy, Inc.	18		1,331

Xcel Energy, Inc. (b)	15		1,062

			2,644

Electrical Equipment — 1.3%

AMETEK, Inc.	7		679

Eaton Corp. plc	6		643

Rockwell Automation, Inc.	—	(a)	71

Sensata Technologies Holding plc *	11		495

			1,888

Electronic Equipment, Instruments & Components — 0.6%

TE Connectivity Ltd.	8		821

Energy Equipment & Services — 0.3%

Baker Hughes Co.	27		398

Entertainment — 2.9%

Electronic Arts, Inc. *	7		873

Netflix, Inc. * (b)	5		2,272

Warner Music Group Corp., Class A	38		1,005

			4,150

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 3.6%

Brixmor Property Group, Inc.	43		470

Camden Property Trust	6		599

Equity LifeStyle Properties, Inc.	17		987

Host Hotels & Resorts, Inc.	5		56

Kimco Realty Corp.	23		235

Prologis, Inc.	6		603

Realty Income Corp.	2		107

SBA Communications Corp.	1		236

Sun Communities, Inc.	1		89

UDR, Inc.	11		331

Ventas, Inc.	20		775

WP Carey, Inc.	9		573

			5,061

Food & Staples Retailing — 0.4%

Albertsons Cos., Inc., Class A	26		376

Costco Wholesale Corp.	1		196

			572

Food Products — 0.6%

Conagra Brands, Inc.	9		324

Mondelez International, Inc., Class A	9		484

			808

Health Care Equipment & Supplies — 2.4%

Baxter International, Inc.	1		97

Becton Dickinson and Co.	1		128

Boston Scientific Corp. *	19		666

Intuitive Surgical, Inc. *	1		853

Medtronic plc	6		609

Zimmer Biomet Holdings, Inc.	7		989

			3,342

Health Care Providers & Services — 1.6%

Centene Corp. *	5		294

Cigna Corp.(b)	4		705

McKesson Corp.	7		1,055

UnitedHealth Group, Inc. (b)	—	(a)	151

			2,205

Hotels, Restaurants & Leisure — 1.7%

Choice Hotels International, Inc.	2		179

Hilton Worldwide Holdings, Inc.	3		270

Las Vegas Sands Corp.	7		340

McDonald’s Corp.	1		188

Yum! Brands, Inc. (b)	15		1,421

			2,398

INVESTMENTS	SHARES (000)		VALUE ($000)

Household Durables — 0.5%

KB Home	14		436

Lennar Corp., Class A	1		62

Mohawk Industries, Inc. *	1		68

Toll Brothers, Inc.	4		173

			739

Household Products — 0.6%

Kimberly-Clark Corp.	2		227

Procter & Gamble Co. (The)	5		637

			864

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	4		618

Insurance — 1.8%

American International Group, Inc.	4		125

Arthur J Gallagher & Co.	4		379

Chubb Ltd.	9		1,110

Marsh & McLennan Cos., Inc.	4		405

Progressive Corp. (The)	6		530

RenaissanceRe Holdings Ltd. (Bermuda)	—	(a)	48

			2,597

Interactive Media & Services — 1.4%

Alphabet, Inc., Class C * (b)	1		1,357

Facebook, Inc., Class A *	2		566

			1,923

Internet & Direct Marketing Retail — 2.1%

Amazon.com, Inc. * (b)	1		2,730

Booking Holdings, Inc. *	—	(a)	258

			2,988

IT Services — 4.9%

Booz Allen Hamilton Holding Corp.	4		321

DXC Technology Co.	6		115

Fiserv, Inc. * (b)	11		1,016

FleetCor Technologies, Inc. *	4		808

Leidos Holdings, Inc. (b)	14		1,150

Mastercard, Inc., Class A (b)	6		1,754

PayPal Holdings, Inc. * (b)	5		998

WEX, Inc. *	6		726

			6,888

Life Sciences Tools & Services — 0.8%

Thermo Fisher Scientific, Inc.	2		1,094

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Machinery — 2.3%

Deere & Co.	2	365

Parker-Hannifin Corp. (b)	5	1,081

Stanley Black & Decker, Inc. (b)	11	1,757

		3,203

Media — 2.2%

Altice USA, Inc., Class A *	2	60

Charter Communications, Inc., Class A *	2	1,119

Comcast Corp., Class A	15	629

Discovery, Inc., Class A *	57	1,146

Discovery, Inc., Class C *	8	147

		3,101

Multiline Retail — 0.4%

Dollar Tree, Inc. *	7	613

Multi-Utilities — 0.9%

Ameren Corp.	9	712

CMS Energy Corp.	4	261

Public Service Enterprise Group, Inc.	6	338

		1,311

Oil, Gas & Consumable Fuels — 3.8%

Cheniere Energy, Inc. *	8	399

Chevron Corp.(b)	6	397

Concho Resources, Inc.	2	83

Diamondback Energy, Inc.	41	1,053

EOG Resources, Inc.	5	164

Kinder Morgan, Inc.	56	669

Parsley Energy, Inc., Class A	57	571

Pioneer Natural Resources Co. (b)	7	569

TC Energy Corp. (Canada)	21	832

Williams Cos., Inc. (The)	31	594

		5,331

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	2	398

Pharmaceuticals — 1.7%

Bristol-Myers Squibb Co.	16	959

Elanco Animal Health, Inc. *	7	204

Eli Lilly and Co.	7	909

Merck & Co., Inc.	4	313

		2,385

Road & Rail — 4.1%

Canadian Pacific Railway Ltd. (Canada)	2	483

CSX Corp.	11	883

INVESTMENTS	SHARES (000)		VALUE ($000)

Road & Rail — continued

Lyft, Inc., Class A *	46		1,041

Norfolk Southern Corp. (b)	7		1,446

Old Dominion Freight Line, Inc.	2		447

Uber Technologies, Inc. *	36		1,204

Union Pacific Corp.	2		312

			5,816

Semiconductors & Semiconductor Equipment — 7.2%

Advanced Micro Devices, Inc. * (b)	17		1,267

Analog Devices, Inc. (b)	12		1,463

Applied Materials, Inc.	3		172

ASML Holding NV (Registered), NYRS (Netherlands)	—	(a)	145

Lam Research Corp.	3		1,189

Microchip Technology, Inc.	4		374

Micron Technology, Inc. *	20		987

NXP Semiconductors NV (Netherlands)	20		2,677

ON Semiconductor Corp. *	19		488

Qorvo, Inc. *	4		452

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	11		903

Texas Instruments, Inc. (b)	1		121

			10,238

Software — 3.8%

Ceridian HCM Holding, Inc. *	10		832

Coupa Software, Inc. *	3		778

Intuit, Inc. (b)	1		464

Microsoft Corp. (b)	4		882

Paylocity Holding Corp. *	5		884

salesforce.com, Inc. *	4		923

ServiceNow, Inc. *	1		259

Workday, Inc., Class A *	2		332

			5,354

Specialty Retail — 3.9%

AutoZone, Inc. *	1		1,136

Best Buy Co., Inc.	8		937

Home Depot, Inc. (The)	1		322

Lowe’s Cos., Inc. (b)	8		1,278

O’Reilly Automotive, Inc. * (b)	3		1,458

Ross Stores, Inc.	—	(a)	29

TJX Cos., Inc. (The)	6		327

			5,487

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Technology Hardware, Storage & Peripherals — 0.5%

Seagate Technology plc	16	763

Textiles, Apparel & Luxury Goods — 0.5%

Carter’s, Inc.	7	574

NIKE, Inc., Class B	1	169

		743

Trading Companies & Distributors — 0.2%

WW Grainger, Inc.	1	273

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	12	1,271

Total Common Stocks (Cost $97,714)		110,565

Short-Term Investments — 16.8%

Investment Companies — 16.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (c) (d) (Cost $23,767)	23,759	23,773

Total Long Positions (Cost $121,481)		134,338

Short Positions — (70.6)%

Common Stocks — (70.6)%

Aerospace & Defense — (1.4)%

Boeing Co. (The)	(3)	(447)

HEICO Corp.	(3)	(336)

Huntington Ingalls Industries, Inc.	(3)	(396)

Lockheed Martin Corp.	(1)	(476)

TransDigm Group, Inc.	(1)	(357)

		(2,012)

Air Freight & Logistics — (0.9)%

CH Robinson Worldwide, Inc.	(8)	(668)

Expeditors International of Washington, Inc.	(7)	(594)

		(1,262)

Auto Components — (0.1)%

Autoliv, Inc. (Sweden)	(1)	(105)

Automobiles — (0.6)%

Ford Motor Co.	(97)	(752)

Harley-Davidson, Inc.	(4)	(141)

		(893)

Banks — (1.9)%

Associated Banc-Corp.	(7)	(92)

Bank of Hawaii Corp.	(4)	(269)

Citizens Financial Group, Inc.	(13)	(362)

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Republic Bank	(3)	(323)

Huntington Bancshares, Inc.	(30)	(315)

KeyCorp	(39)	(511)

PNC Financial Services Group, Inc. (The)	(7)	(749)

		(2,621)

Beverages — (0.1)%

Brown-Forman Corp., Class B	(2)	(129)

Biotechnology — (2.1)%

Amgen, Inc.	(6)	(1,222)

Gilead Sciences, Inc.	(29)	(1,685)

		(2,907)

Building Products — (0.4)%

Fortune Brands Home & Security, Inc.	(2)	(181)

Johnson Controls International plc	(10)	(429)

		(610)

Capital Markets — (2.7)%

BlackRock, Inc.	— (a)	(244)

CME Group, Inc.	(1)	(111)

Franklin Resources, Inc.	(40)	(750)

Moody’s Corp.	(1)	(222)

Nasdaq, Inc.	(7)	(867)

Northern Trust Corp.	(11)	(888)

T. Rowe Price Group, Inc.	(1)	(91)

Waddell & Reed Financial, Inc., Class A	(41)	(630)

		(3,803)

Chemicals — (1.0)%

Albemarle Corp.	(11)	(1,009)

Ecolab, Inc.	(2)	(449)

		(1,458)

Commercial Services & Supplies — (0.3)%

Republic Services, Inc.	(5)	(447)

Communications Equipment — (2.8)%

Cisco Systems, Inc.	(86)	(3,099)

Juniper Networks, Inc.	(47)	(924)

		(4,023)

Construction Materials — (0.7)%

Martin Marietta Materials, Inc.	(1)	(367)

Vulcan Materials Co.	(4)	(569)

		(936)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Consumer Finance — (0.2)%

American Express Co.	(3)	(245)

Containers & Packaging — (2.1)%

Avery Dennison Corp.	(1)	(200)

Ball Corp.	(9)	(805)

International Paper Co.	(29)	(1,251)

Sealed Air Corp.	(4)	(148)

Sonoco Products Co.	(13)	(631)

		(3,035)

Diversified Telecommunication Services — (2.0)%

AT&T, Inc.	(62)	(1,662)

CenturyLink, Inc.	(93)	(800)

Verizon Communications, Inc.	(7)	(427)

		(2,889)

Electric Utilities — (1.4)%

American Electric Power Co., Inc.	(6)	(570)

Duke Energy Corp.	(4)	(339)

FirstEnergy Corp.	(7)	(201)

PPL Corp.	(8)	(216)

Southern Co. (The)	(11)	(660)

		(1,986)

Electrical Equipment — (0.8)%

Acuity Brands, Inc.	(12)	(1,043)

Hubbell, Inc.	(1)	(89)

		(1,132)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(5)	(331)

Energy Equipment & Services — (1.2)%

Halliburton Co.	(78)	(940)

Schlumberger NV	(46)	(685)

		(1,625)

Entertainment — (4.2)%

Cinemark Holdings, Inc.	(11)	(94)

Spotify Technology SA *	(8)	(1,948)

Take-Two Interactive Software, Inc. *	(12)	(1,787)

Walt Disney Co. (The)	(17)	(2,053)

		(5,882)

Equity Real Estate Investment Trusts (REITs) — (3.7)%

AvalonBay Communities, Inc.	(3)	(358)

Crown Castle International Corp.	(1)	(97)

Duke Realty Corp.	(7)	(262)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	(10)	(470)

Essex Property Trust, Inc.	(2)	(408)

Extra Space Storage, Inc.	(3)	(391)

Iron Mountain, Inc.	(42)	(1,100)

National Retail Properties, Inc.	(13)	(403)

Simon Property Group, Inc.	(17)	(1,071)

Vornado Realty Trust	(10)	(316)

Welltower, Inc.	(8)	(419)

		(5,295)

Food & Staples Retailing — (2.9)%

Kroger Co. (The)	(60)	(1,929)

Sysco Corp.	(7)	(363)

Walgreens Boots Alliance, Inc.	(15)	(521)

Walmart, Inc.	(9)	(1,225)

		(4,038)

Food Products — (1.5)%

Campbell Soup Co.	(17)	(806)

General Mills, Inc.	(9)	(538)

Kellogg Co.	(12)	(732)

		(2,076)

Health Care Equipment & Supplies — (1.6)%

Abbott Laboratories	(5)	(478)

Dentsply Sirona, Inc.	(2)	(81)

Edwards Lifesciences Corp. *	(3)	(217)

Stryker Corp.	(7)	(1,437)

		(2,213)

Health Care Providers & Services — (1.4)%

AmerisourceBergen Corp.	(11)	(1,022)

Henry Schein, Inc. *	(15)	(935)

Patterson Cos., Inc.	(3)	(84)

		(2,041)

Health Care Technology — (0.6)%

Cerner Corp.	(12)	(815)

Hotels, Restaurants & Leisure — (1.8)%

Chipotle Mexican Grill, Inc. *	(1)	(762)

Darden Restaurants, Inc.	(7)	(651)

Marriott International, Inc., Class A	(1)	(91)

Starbucks Corp.	(12)	(1,010)

		(2,514)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Household Durables — (0.2)%

NVR, Inc. *	— (a)	(59)

PulteGroup, Inc.	(4)	(151)

		(210)

Household Products — (1.3)%

Clorox Co. (The)	(9)	(1,823)

Industrial Conglomerates — (2.0)%

3M Co.	(7)	(1,189)

General Electric Co.	(229)	(1,696)

		(2,885)

Insurance — (1.9)%

Aflac, Inc.	(6)	(194)

Allstate Corp. (The)	(7)	(592)

Aon plc, Class A	(2)	(385)

Axis Capital Holdings Ltd.	(4)	(191)

MetLife, Inc.	(6)	(240)

Principal Financial Group, Inc.	(9)	(338)

Travelers Cos., Inc. (The)	(6)	(689)

		(2,629)

Interactive Media & Services — (0.5)%

Twitter, Inc. *	(18)	(740)

Internet & Direct Marketing Retail — (0.8)%

eBay, Inc.	(25)	(1,170)

IT Services — (3.3)%

EPAM Systems, Inc. *	(1)	(218)

Global Payments, Inc.	(2)	(350)

Infosys Ltd., ADR (India)	(34)	(483)

Jack Henry & Associates, Inc.	(5)	(815)

Paychex, Inc.	(16)	(1,328)

Western Union Co. (The)	(72)	(1,406)

		(4,600)

Life Sciences Tools & Services — (0.6)%

Agilent Technologies, Inc.	(3)	(328)

Waters Corp. *	(3)	(576)

		(904)

Machinery — (2.0)%

Caterpillar, Inc.	(8)	(1,197)

Illinois Tool Works, Inc.	(6)	(1,267)

PACCAR, Inc.	(4)	(317)

		(2,781)

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — (3.4)%

Fox Corp., Class A	(34)	(889)

Omnicom Group, Inc.	(22)	(1,038)

Sirius XM Holdings, Inc.	(74)	(426)

ViacomCBS, Inc.	(84)	(2,386)

		(4,739)

Multiline Retail — (1.1)%

Kohl’s Corp.	(14)	(295)

Macy’s, Inc.	(83)	(514)

Nordstrom, Inc.	(37)	(452)

Target Corp.	(2)	(321)

		(1,582)

Multi-Utilities — (1.2)%

Consolidated Edison, Inc.	(18)	(1,414)

NiSource, Inc.	(15)	(352)

		(1,766)

Oil, Gas & Consumable Fuels — (3.4)%

Apache Corp.	(19)	(158)

Devon Energy Corp.	(58)	(514)

Enbridge, Inc. (Canada)	(51)	(1,406)

Exxon Mobil Corp.	(22)	(732)

Hess Corp.	(22)	(823)

HollyFrontier Corp.	(13)	(240)

Marathon Oil Corp.	(72)	(285)

Occidental Petroleum Corp.	(58)	(531)

Valero Energy Corp.	(4)	(150)

		(4,839)

Personal Products — 0.0% (e)

Coty, Inc., Class A	(23)	(68)

Pharmaceuticals — (0.8)%

Johnson & Johnson	(4)	(514)

Pfizer, Inc.	(17)	(604)

		(1,118)

Professional Services — (0.4)%

Robert Half International, Inc.	(6)	(294)

TransUnion	(3)	(259)

		(553)

Road & Rail — (0.9)%

Canadian National Railway Co. (Canada)	(5)	(450)

Heartland Express, Inc.	(17)	(315)

JB Hunt Transport Services, Inc.	(2)	(257)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Road & Rail — continued

Werner Enterprises, Inc.	(8)	(295)

		(1,317)

Semiconductors & Semiconductor Equipment — (2.3)%

Broadcom, Inc.	(7)	(2,391)

Intel Corp.	(20)	(894)

		(3,285)

Software — (1.3)%

Adobe, Inc. *	(2)	(739)

Oracle Corp.	(9)	(487)

Splunk, Inc. *	(3)	(547)

		(1,773)

Specialty Retail — (0.5)%

Gap, Inc. (The)	(5)	(90)

Ulta Beauty, Inc. *	(1)	(236)

Williams-Sonoma, Inc.	(4)	(359)

		(685)

Technology Hardware, Storage & Peripherals — (1.3)%

HP, Inc.	(54)	(970)

NetApp, Inc.	(17)	(758)

Xerox Holdings Corp.	(9)	(152)

		(1,880)

Textiles, Apparel & Luxury Goods — (0.4)%

Canada Goose Holdings, Inc. (Canada) *	(2)	(54)

VF Corp.	(8)	(555)

		(609)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.4)%

Fastenal Co.	(10)	(448)

HD Supply Holdings, Inc. *	(5)	(187)

		(635)

Total Common Stocks (Proceeds $(108,392))		(99,914)

Total Short Positions (Proceeds $(108,392))		(99,914)

Total Investments — 24.4% (Cost $13,089)		34,424
Other Assets Less Liabilities — 75.6%		107,015

NET ASSETS — 100.0%		141,439

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $18,239,000 and $96,488,000 respectively.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2020.
(e)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(12)	12/2020	USD	(1,959)	85

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$11,828		$398,009		$110,565
Investments in affiliates, at value	2,356		114,889		23,773
Options purchased, at value	70		—		—
Restricted cash for exchange-traded options	676		—		—
Cash	390		—		1
Foreign currency, at value	93		—		—
Deposits at broker for futures contracts	—		—		284
Deposits at broker for securities sold short	—		186,652		96,488
Deferred offering costs (See Note 2.G.)	10		—		—
Receivables:
Investment securities sold	62		66,125		5,689
Fund shares sold	—		683		11,298
Interest and dividends from non-affiliates	21		124		62
Dividends from affiliates	—	(a)	1		2
Tax reclaims	1		—		—
Variation margin on futures contracts	589		—		23
Unrealized appreciation on forward foreign currency exchange contracts	52		—		—
Due from adviser	77		—		—

Total Assets	16,225		766,483		248,185

LIABILITIES:
Payables:
Due to broker	—		33		—
Securities sold short, at value	—		151,146		99,914
Dividend expense to non-affiliates on securities sold short	—		38		104
Investment securities purchased	614		128,688		6,507
Interest expense to non-affiliates on securities sold short	—		143		12
Fund shares redeemed	—		181		34
Unrealized depreciation on forward foreign currency exchange contracts	32		—		—
Accrued liabilities:
Investment advisory fees	—		507		7
Administration fees	—		32		—
Distribution fees	—	(a)	8		5
Service fees	3		55		25
Custodian and accounting fees	6		7		23
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	1
Other	138		129		114

Total Liabilities	793		280,967		106,746

Net Assets	$15,432		$485,516		$141,439

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$14,791	$417,687	$152,893
Total distributable earnings (loss)	641	67,829	(11,454)

Total Net Assets	$15,432	$485,516	$141,439

Net Assets:
Class A	$27	$20,914	$18,205
Class C	20	4,596	1,949
Class I	15,365	226,048	121,285
Class R6	20	233,958	—

Total	$15,432	$485,516	$141,439

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2	1,018	1,399
Class C	1	231	166
Class I	998	10,845	8,778
Class R6	1	11,073	—

Net Asset Value (a):
Class A — Redemption price per share	$15.38	$20.54	$13.01
Class C — Offering price per share (b)	15.34	19.88	11.77
Class I — Offering and redemption price per share	15.40	20.84	13.82
Class R6 — Offering and redemption price per share	15.41	21.13	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.23	$21.68	$13.73

Cost of investments in non-affiliates	$10,710	$334,770	$97,714
Cost of investments in affiliates	2,356	114,889	23,767
Cost of options purchased	139	—	—
Cost of foreign currency	93	—	—
Proceeds from securities sold short	—	152,014	108,392

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund (a)		JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12		$— (b)	$— (b)
Interest income from affiliates	—		—	— (b)
Interest income from non-affiliates on securities sold short	—		—	136
Dividend income from non-affiliates	65		1,884	999
Dividend income from affiliates	5		589	90
Non-cash dividend income from non-affiliates	6		—	—
Foreign taxes withheld (net)	(4)		—	—

Total investment income	84		2,473	1,225

EXPENSES:
Investment advisory fees	50		4,376	359
Administration fees	6		274	58
Distribution fees:
Class A	—	(b)	40	39
Class C	—	(b)	23	21
Service fees:
Class A	—	(b)	40	39
Class C	—	(b)	8	7
Class I	21		387	116
Class L (c)	—		—	12
Custodian and accounting fees	21		35	64
Interest expense to affiliates	—	(b)	— (b)	— (b)
Professional fees	175		99	74
Trustees’ and Chief Compliance Officer’s fees	10		26	26
Printing and mailing costs	14		9	36
Registration and filing fees	44		104	65
Transfer agency fees (See Note 2.I.)	—	(b)	9	12
Offering costs (See Note 2.G.)	11		—	—
Dividend expense to non-affiliates on securities sold short	—		1,597	1,652
Interest expense to non-affiliates on securities sold short	—		109	—
Other	5		13	8

Total expenses	357		7,149	2,588

Less fees waived	(75)		(149)	(271)
Less expense reimbursements	(204)		—	—

Net expenses	78		7,000	2,317

Net investment income (loss)	6		(4,527)	(1,092)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	377		48,661	11,039
Investments in affiliates	2		25	6
Options purchased	(215)		(1,345)	—
Futures contracts	(751)		—	(178)
Securities sold short	—		(18,631)	(6,573)
Foreign currency transactions	(5)		—	—
Forward foreign currency exchange contracts	(300)		—	—
Options written	—	(b)	467	—

Net realized gain (loss)	(892)		29,177	4,294

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,118		39,536	924
Investments in affiliates	—	(b)	(14)	3
Options purchased	(69)		—	—
Futures contracts	218		—	84
Securities sold short	—		1,030	3,252
Foreign currency translations	—	(b)	—	—
Forward foreign currency exchange contracts	20		—	—

Change in net unrealized appreciation/depreciation	1,287		40,552	4,263

Net realized/unrealized gains (losses)	395		69,729	8,557

Change in net assets resulting from operations	$401		$65,202	$7,465

(a)	Commencement of operations was April 15, 2020.
(b)	Amount rounds to less than one thousand.
(c)	On July 2, 2020, Class L Shares for JPMorgan Research Market Neutral Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund
	Period Ended October 31, 2020 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6	$(4,527)	$1,539
Net realized gain (loss)	(892)	29,177	(16,144)
Change in net unrealized appreciation/depreciation	1,287	40,552	6,014

Change in net assets resulting from operations	401	65,202	(8,591)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(720)
Class C	—	—	(66)
Class I	—	(191)	(2,975)
Class R2 (b)	—	—	— (c)
Class R5 (b)	—	—	— (c)
Class R6 (d)	—	(727)	(1,030)

Total distributions to shareholders	—	(918)	(4,791)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,031	102,197	70,324

NET ASSETS:
Change in net assets	15,432	166,481	56,942
Beginning of period	—	319,035	262,093

End of period	$15,432	$485,516	$319,035

(a)	Commencement of operations was April 15, 2020.
(b)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,092)	$108
Net realized gain (loss)	4,294	26,257
Change in net unrealized appreciation/depreciation	4,263	(23,376)

Change in net assets resulting from operations	7,465	2,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,559)	(1,481)
Class C	(450)	(543)
Class I	(2,527)	(3,249)
Class L (a)	(1,689)	(8,556)

Total distributions to shareholders	(6,225)	(13,829)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	77,802	(111,968)

NET ASSETS:
Change in net assets	79,042	(122,808)
Beginning of period	62,397	185,205

End of period	$141,439	$62,397

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	JPMorgan Macro Opportunities Fund	JPMorgan Opportunistic Equity Long/Short Fund
	Period Ended October 31, 2020 (a)	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$33	$10,155	$4,832
Distributions reinvested	—	—	717
Cost of shares redeemed	(7)	(11,256)	(35,501)

Change in net assets resulting from Class A capital transactions	$26	$(1,101)	$(29,952)

Class C
Proceeds from shares issued	$20	$2,177	$825
Distributions reinvested	—	—	66
Cost of shares redeemed	—	(684)	(1,660)

Change in net assets resulting from Class C capital transactions	$20	$1,493	$(769)

Class I
Proceeds from shares issued	$14,965	$180,729	$145,908
Distributions reinvested	—	185	2,820
Cost of shares redeemed	—	(115,513)	(159,718)

Change in net assets resulting from Class I capital transactions	$14,965	$65,401	$(10,990)

Class R2 (b)
Proceeds from shares issued	$—	$—	$4
Distributions reinvested	—	—	— (c)
Cost of shares redeemed	—	—	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(24)

Class R5 (b)
Distributions reinvested	—	—	— (c)
Cost of shares redeemed	—	—	(24)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(24)

Class R6 (d)
Proceeds from shares issued	$20	$93,501	$125,697
Distributions reinvested	—	131	375
Cost of shares redeemed	—	(57,228)	(13,989)

Change in net assets resulting from Class R6 capital transactions	$20	$36,404	$112,083

Total change in net assets resulting from capital transactions	$15,031	$102,197	$70,324

(a)	Commencement of operations was April 15, 2020.
(b)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Macro Opportunities Fund		JPMorgan Opportunistic Equity Long/Short Fund
	Period Ended October 31, 2020 (a)		Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	2		515	273
Reinvested	—		—	40
Redeemed	—	(b)	(613)	(1,985)

Change in Class A Shares	2		(98)	(1,672)

Class C
Issued	1		115	47
Reinvested	—		—	4
Redeemed	—		(38)	(96)

Change in Class C Shares	1		77	(45)

Class I
Issued	998		9,392	8,147
Reinvested	—		11	156
Redeemed	—		(6,104)	(8,966)

Change in Class I Shares	998		3,299	(663)

Class R2 (c)
Issued	—		—	— (b)
Reinvested	—		—	— (b)
Redeemed	—		—	(1)

Change in Class R2 Shares	—		—	(1)

Class R5 (c)
Reinvested	—		—	— (b)
Redeemed	—		—	(1)

Change in Class R5 Shares	—		—	(1)

Class R6 (d)
Issued	1		4,846	6,949
Reinvested	—		7	20
Redeemed	—		(3,003)	(775)

Change in Class R6 Shares	1		1,850	6,194

(a)	Commencement of operations was April 15, 2020.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(d)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan Macro Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,274	$3,101
Distributions reinvested	1,461	1,394
Cost of shares redeemed	(7,858)	(4,003)

Change in net assets resulting from Class A capital transactions	$3,877	$492

Class C
Proceeds from shares issued	$1,554	$446
Distributions reinvested	426	506
Cost of shares redeemed	(3,621)	(2,914)

Change in net assets resulting from Class C capital transactions	$(1,641)	$(1,962)

Class I
Proceeds from shares issued	$128,845	$11,144
Distributions reinvested	2,418	3,139
Cost of shares redeemed	(65,906)	(18,992)
Conversion from Class L Shares	26,571	—

Change in net assets resulting from Class I capital transactions	$91,928	$(4,709)

Class L (a)
Proceeds from shares issued	$17,165	$2,711
Distributions reinvested	1,660	8,526
Cost of shares redeemed	(8,616)	(117,026)
Conversion to Class I Shares	(26,571)	—

Change in net assets resulting from Class L capital transactions	$(16,362)	$(105,789)

Total change in net assets resulting from capital transactions	$77,802	$(111,968)

SHARE TRANSACTIONS:
Class A
Issued	812	225
Reinvested	126	106
Redeemed	(628)	(290)

Change in Class A Shares	310	41

Class C
Issued	136	34
Reinvested	40	42
Redeemed	(319)	(229)

Change in Class C Shares	(143)	(153)

Class I
Issued	9,519	765
Reinvested	197	228
Redeemed	(4,916)	(1,325)
Conversion from Class L Shares	1,971	—

Change in Class I Shares	6,771	(332)

Class L (a)
Issued	1,254	183
Reinvested	132	603
Redeemed	(651)	(8,081)
Conversion to Class I Shares	(1,917)	—

Change in Class L Shares	(1,182)	(7,295)

(a)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan Macro Opportunities Fund
Class A
April 15, 2020 (g) through October 31, 2020	$15.00	$(0.01)	$0.39	$0.38

Class C
April 15, 2020 (g) through October 31, 2020	15.00	(0.06)	0.40	0.34

Class I
April 15, 2020 (g) through October 31, 2020	15.00	— (h)	0.40	0.40

Class R6
September 30, 2020 (i) through October 31, 2020	15.35	0.01	0.05	0.06

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$15.38	2.53%	$27	1.20%	(0.18)%	5.12%	49%

15.34	2.27	20	1.70	(0.70)	5.76	49

15.40	2.67	15,365	0.95	0.05	4.24	49

15.41	0.39	20	0.77	0.84	7.24	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2020	$17.34	$(0.29)	$3.49	$3.20	$—	$—	$—
Year Ended October 31, 2019	18.22	— (e)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	—	(0.16)	(0.16)

Class C
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	—	(0.16)	(0.16)

Class I
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	—	(0.16)	(0.16)

Class R6
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	—	(1.26)	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	—	(0.16)	(0.16)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.81% and 1.86% for the year ended October 31, 2020, 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017 and 1.80% and 2.07% for the year ended October 31, 2016; for Class C are 2.32% and 2.38% for the year ended October 31, 2020, 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017 and 2.29% and 2.52% for the year ended October 31, 2016; for Class I are 1.57% and 1.61% for the year ended October 31, 2020, 1.53% and 1.64% for the year ended October 31, 2019, 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017 and 1.54% and 1.71% for the year ended October 31, 2016; for Class R6 are 1.31% and 1.35% for the year ended October 31, 2020, 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017 and 1.29% and 1.60% for the year ended October 31, 2016, respectively.

(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$20.54	18.45%	$20,914	2.28%	(1.54)%	2.33%	511%	1,058%
17.34	(3.10)	19,352	2.25	0.00 (f)	2.36	636	1,232
18.22	1.80	50,803	2.55	(1.11)	2.63	548	995
18.13	13.58	49,338	2.42	(1.05)	2.61	493	795
17.12	(0.53)	43,298	2.26	(0.96)	2.53	463	749

19.88	17.84	4,596	2.79	(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74	(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05	(1.61)	3.13	548	995
17.83	13.00	2,594	2.90	(1.53)	3.11	493	795
16.94	(1.00)	3,273	2.75	(1.46)	2.98	463	749

20.84	18.71	226,048	2.04	(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99	0.40	2.10	636	1,232
18.43	2.12	151,261	2.30	(0.87)	2.38	548	995
18.28	13.86	103,091	2.15	(0.81)	2.32	493	795
17.21	(0.29)	158,589	2.00	(0.69)	2.17	463	749

21.13	19.01	233,958	1.78	(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75	0.91	1.85	636	1,232
18.63	2.32	56,436	2.05	(0.66)	2.11	548	995
18.44	14.13	6,350	1.90	(0.56)	2.06	493	795
17.31	(0.06)	8,432	1.75	(0.45)	2.06	463	749

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2020	$13.11	$(0.20)	$1.59	$1.39	$(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—

Class C
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—

Class I
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (e)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.08% and 1.46% for the year ended October 31, 2020, 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017 and 1.22% and 1.53% for the year ended October 31, 2016; for Class C are 1.60% and 1.95% for the year ended October 31, 2020, 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017 and 1.72% and 2.02% for the year ended October 31, 2016; for Class I are 0.76% and 1.13% for the year ended October 31, 2020, 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017 and 0.96% and 1.27% for the year ended October 31, 2016, respectively.

(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$13.01	11.97%	$18,205	3.23%	(1.57)%	3.61%	224%	531%
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298

11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298

13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust I (the “JPM I”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 3 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Macro Opportunities Fund(1)	Class A, Class C and Class I, Class R6(2)	JPM IV	Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I, Class R2(3), Class R5(3) and Class R6	JPM I	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C, Class I(4)	JPM I	Diversified

(1)	The Fund commenced operations on April 15, 2020.
(2)	Class R6 commenced operations on September 30, 2020.
(3)	On February 26, 2019, Class R2 and Class R5 Shares were liquidated.
(4)	On July 2, 2020, the Fund’s Class L Shares were converted into Class I Shares. Additionally, as of July 2, 2020, Class L Shares are no longer offered.

The investment objective of the JPMorgan Macro Opportunities Fund (“Macro Opportunities Fund”) is to seek to provide long-term capital appreciation.

The investment objective of the JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of the JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Macro Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$676	$173	$—	$849
Capital Markets	136	—	—	136
Electric Utilities	257	596	—	853
Electrical Equipment	107	150	—	257
Entertainment	147	—	—	147
Health Care Equipment & Supplies	114	—	—	114
Hotels, Restaurants & Leisure	—	145	—	145
Insurance	125	405	—	530
Interactive Media & Services	327	—	—	327
Internet & Direct Marketing Retail	715	—	—	715
IT Services	761	—	—	761
Life Sciences Tools & Services	136	—	—	136
Machinery	155	139	—	294
Metals & Mining	439	—	—	439
Multi-Utilities	—	129	—	129
Personal Products	141	—	—	141
Pharmaceuticals	121	403	—	524
Semiconductors & Semiconductor Equipment	625	—	—	625
Software	815	—	—	815
Specialty Retail	289	—	—	289
Textiles, Apparel & Luxury Goods	280	225	—	505

Total Common Stocks	6,366	2,365	—	8,731

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Macro Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$488	$—	$488
Options Purchased
Call Options Purchased	47	10	—	57
Put Options Purchased	13	—	—	13

Total Options Purchased	60	10	—	70

Short-Term Investments
Foreign Government Treasury Bills	—	2,609	—	2,609
Investment Companies	2,356	—	—	2,356

Total Short-Term Investments	2,356	2,609	—	4,965

Total Investments in Securities	$8,782	$5,472	$—	$14,254

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$52	$—	$52
Futures Contracts	245	—	—	245

Total Appreciation in Other Financial Instruments	$245	$52	$—	$297

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(32)	$—	$(32)
Futures Contracts	(27)	—	—	(27)

Total Depreciation in Other Financial Instruments	$(27)	$(32)	$—	$(59)

Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$512,898	$—	$—	$512,898

Total Liabilities for Securities Sold Short (a)	$(151,146)	$—	$—	$(151,146)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$134,338	$—	$—	$134,338

Total Liabilities for Securities Sold Short (a)	$(99,914)	$—	$—	$(99,914)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$85	$—	$—	$85

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended October 31, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Macro Opportunities Fund

	For the period ended October 31, 2020
Security Description	Value at April 15, 2020 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.11% (b) (c)	$—	$9,714	$7,360	$2	$—	(d)	$2,356	2,355	$5	$—

Opportunistic Equity Long/Short Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (b) (c)	$94,829	$933,656	$913,607	$25	$(14)	$114,889	114,820	$589	$—

Research Market Neutral Fund

	For the year ended October 31, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (b) (c)	$9,419	$238,986	$224,641	$6	$3	$23,773	23,759	$90	$—

(a)	Commencement of operations was April 15, 2020.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2020.
(d)	Amount rounds to less than one thousand.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

D. Foreign Currency Translation — The books and records of Macro Opportunities Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Derivatives — The Funds used derivative instruments including options, futures and forward foreign currency exchange contracts, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

Macro Opportunities Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes E(1) — E(3) below describe the various derivatives used by the Fund.

(1). Options — Macro Opportunities Fund and Opportunistic Equity Long/Short Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Funds’ over-the-counter (“OTC”) options are subject to master netting agreements.

The Funds may be required to post or receive collateral for OTC options and exchange-traded options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Macro Opportunities Fund and Research Market Neutral Fund used index and treasury financial futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds (excluding Macro Opportunities Fund) are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Macro Opportunities Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Macro Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$70	$224	$—	$294
Foreign exchange contracts	Receivables	—	—	52	52
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	21	—	21

Total		$70	$245	$52	$367

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(10)	$—	$(10)
Foreign exchange contracts	Payables	—	—	(32)	(32)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(17)	—	(17)

Total		$—	$(27)	$(32)	$(59)

Research Market Neutral Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$85

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2020, by primary underlying risk exposure:

Macro Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(206)	$(773)	$—	$(979)
Foreign exchange contracts	(9)	—	(300)	(309)
Interest rate contracts	—	22	—	22

Total	$(215)	$(751)	$(300)	$(1,266)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(69)	$214	$—	$145
Foreign exchange contracts	—	—	20	20
Interest rate contracts	—	4	—	4

Total	$(69)	$218	$20	$169

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Opportunistic Equity Long/Short Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options
Equity contracts	$(878)

Research Market Neutral Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(178)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$84

The Fund’s derivatives contracts held at October 31, 2020 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Macro Opportunities Fund		Opportunistic Equity Long/ Short Fund		Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$494	(a)	—		$900	(d)
Average Notional Balance Short	4,601	(a)	—		2,878
Ending Notional Balance Long	536		—		—
Ending Notional Balance Short	4,145		—		1,959

Futures Contracts — Interest Rate:
Average Notional Balance Long	$1,100	(a)	—		—
Average Notional Balance Short	698	(b)	—		—
Ending Notional Balance Long	1,561		—		—
Ending Notional Balance Short	821		—		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,262	(a)	—		—
Average Settlement Value Sold	9,523	(a)	—		—
Ending Settlement Value Purchased	2,198		—		—
Ending Settlement Value Sold	8,015		—		—

Exchange-Traded Options:
Average Number of Contracts Purchased	225	(a)	21		—
Average Number of Contracts Written	2		156	(c)	—
Ending Number of Contracts Purchased	315		—		—

(a)	For the period April 15, 2020 through October 31, 2020.
(b)	For the period June 1, 2020 through October 31, 2020.
(c)	For the period June 1, 2020 through June 30, 2020.
(d)	For the period March 1, 2020 through March 31, 2020.

Macro Opportunities Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

F. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2020, the Funds had outstanding short sales as listed on their SOIs.

G. Offering and Organization Costs — Macro Opportunities Fund’s total offering costs of approximately $21,000 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended October 31, 2020, total offering costs amortized were approximately $11,000.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R6		Total
Macro Opportunities Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	n/a	$—	(a)	$—	(a)
Opportunistic Equity Long/Short Fund
Transfer agency fees	1		1		7		n/a	—	(a)	9
Research Market Neutral Fund
Transfer agency fees	8		—	(a)	3		$1	n/a		12

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund’s and Research Market Neutral Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. When filed, Macro Opportunities Fund’s Federal tax return since inception will be subject to examination by the Internal Revenue Service.

K. Foreign Taxes — Macro Opportunities Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for the Funds and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Macro Opportunities Fund	$(240)	$(39)	$279
Opportunistic Equity Long/Short Fund	—	4,524	(4,524)
Research Market Neutral Fund	(36)	1,088	(1,052)

The reclassifications for the Funds relate primarily to dividend expense for securities sold short, foreign currency gain/loss and net operating losses.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Macro Opportunities Fund	0.60%
Opportunistic Equity Long/Short Fund	1.20
Research Market Neutral Fund	0.35	(1)

(1)	Prior to June 1, 2020, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Macro Opportunities	0.25%	0.75%
Opportunistic Equity Long/Short Fund	0.25	0.75
Research Market Neutral Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$4	$—	(a)
Research Market Neutral Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Macro Opportunities	0.25%	0.25%	0.25%
Opportunistic Equity Long/Short Fund	0.25	0.25	0.25
Research Market Neutral Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Macro Opportunities Fund(1)	1.20%	1.70%	0.95%	0.70%
Opportunistic Equity Long/Short Fund(2)	1.85	2.35	1.60	1.35
Research Market Neutral Fund(3)	0.95	1.45	0.69	n/a

(1)	The expense limitation agreements were in effect for the year ended October 31, 2020 and are in place until at least February 28, 2022.
(2)	The expense limitation agreements were in effect for the year ended October 31, 2020 and are in place until at least February 28, 2021.
(3)

Prior to June 1, 2020, the contractual expense limitations were 1.25%, 1.75% and 0.99% for Class A, Class C and Class I Shares, respectively. Effective June 1, 2020, the contractual expense percentages in the table above were extended and are in place until at least May 31, 2021 for Class A and Class C Shares, and May 31, 2022 for Class I Shares.

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

For the year ended October 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Macro Opportunities Fund	$50	$6	$18	$74	$204
Opportunistic Equity Long/Short Fund	19	13	5	37	—
Research Market Neutral Fund	177	51	19	247	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2020 were as follows (amounts in thousands):

Macro Opportunities Fund	$1
Opportunistic Equity Long/Short Fund	112
Research Market Neutral Fund	24

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2020, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Macro Opportunities Fund	$12,936	$4,642	$—	$—
Opportunistic Equity Long/Short Fund	1,716,138	1,622,132	1,736,773	1,655,926
Research Market Neutral Fund	193,699	147,574	201,859	157,358

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$13,426	$1,382	$316	$1,066
Opportunistic Equity Long/Short Fund*	315,077	48,838	2,164	46,674
Research Market Neutral Fund*	22,551	17,456	5,499	11,957

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options contracts and wash sale loss deferrals.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

The tax character of distributions paid during the year ended October 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$918	$—	$918
Research Market Neutral Fund	—	6,225	6,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*		Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$—	(a)	$4,791	$4,791
Research Market Neutral Fund	—		13,829	13,829

(a)	Amount rounds to less than one thousand.
*	Short-term gain distributions are treated as ordinary income for income tax purposes.

At October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	(Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Macro Opportunities Fund	$—	$—	$(408)	$1,048
Opportunistic Equity Long/Short Fund	17,960	3,382	—	46,513
Research Market Neutral Fund	1,667	6,517	(31,380)	11,783

For the Funds the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options contracts, straddle loss deferral and wash sale loss deferrals.

As of October 31, 2020, the following Funds had post-enactment capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term		Long-Term
Macro Opportunities Fund	$—		$408
Research Market Neutral Fund	31,380	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Opportunistic Equity Long/Short Fund	$14,015	$—
Research Market Neutral Fund	2,302	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2020, the Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	Macro Opportunities Fund	Opportunistic Equity Long/ Short Fund
China	—%	10.1%
Japan	15.1	—

As of October 31, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Macro Opportunities Fund	1	99.9%	—	—%
Opportunistic Equity Long/Short Fund	—	—	2	53.2
Research Market Neutral Fund	—	—	3	55.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Macro Opportunities Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

Macro Opportunities Fund and Opportunistic Equity Long/Short Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020 (continued)

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of October 31, 2020, the Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Macro Opportunities Fund, JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Macro Opportunities Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Macro Opportunities Fund (1)
JPMorgan Opportunistic Equity Long/Short Fund (2)
JPMorgan Research Market Neutral Fund (2)
(1) Statement of operations and statement of changes in net assets for the period April 15, 2020 (commencement of operations) through October 31, 2020.
(2) Statement of operations for the year ended October 31, 2020 and statement of changes in net assets for the years ended October 31, 2020 and 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	55

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	57

TRUSTEES

(Unaudited) (continued)

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

58	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	59

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual*	$1,000.00	$1,022.60	$6.46	1.27%
Hypothetical*	1,000.00	1,018.75	6.44	1.27
Class C
Actual*	1,000.00	1,020.60	9.29	1.83
Hypothetical*	1,000.00	1,015.94	9.27	1.83
Class I
Actual*	1,000.00	1,023.90	5.19	1.02
Hypothetical*	1,000.00	1,020.01	5.18	1.02
Class R6
Actual**	1,000.00	1,003.90	0.65	0.77
Hypothetical*	1,000.00	1,021.27	3.91	0.77

JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual*	1,000.00	1,123.60	11.97	2.24
Hypothetical*	1,000.00	1,013.87	11.35	2.24
Class C
Actual*	1,000.00	1,120.00	14.61	2.74
Hypothetical*	1,000.00	1,011.35	13.86	2.74
Class I
Actual*	1,000.00	1,124.70	10.69	2.00
Hypothetical*	1,000.00	1,015.07	10.14	2.00
Class R6
Actual*	1,000.00	1,126.30	9.36	1.75
Hypothetical*	1,000.00	1,016.33	8.88	1.75

JPMorgan Research Market Neutral Fund
Class A
Actual*	1,000.00	1,028.60	15.20	2.98
Hypothetical*	1,000.00	1,010.16	15.06	2.98
Class C
Actual*	1,000.00	1,025.40	17.77	3.49
Hypothetical*	1,000.00	1,007.59	17.61	3.49
Class I
Actual*	1,000.00	1,030.00	13.83	2.71
Hypothetical*	1,000.00	1,011.51	13.70	2.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/366 (to reflect the one-half year period). Commencement of operations was September 30, 2020.

60	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreements for the JPMorgan Opportunistic Equity Long Short Fund and JPMorgan Research Market Neutral Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to each Fund’s objectives and peer group. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The

Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with expense caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for

62	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the fifth, third and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the fifth, third and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the fifth, third and second quintiles based upon the Universe for the one-,three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2019, and in the fifth, third and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the first, first and third quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2019, respectively, and in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively. The Trustees noted that the performance for Class I shares was in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2019, respectively.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each

Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee for Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third quintile, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective June 1, 2020, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

64	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

JPMorgan Opportunistic Equity Long/Short Fund had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2020.

Long Term Capital Gain

JPMorgan Research Market Neutral Fund distributed approximately $6,225,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2020.

Qualified Dividend Income (QDI)

JPMorgan Opportunistic Long/Short Fund had approximately $918,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020.

OCTOBER 31, 2020	J.P. MORGAN SPECIALTY FUNDS	65

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. October 2020.	AN-SPEC-1020

J.P. Morgan Funds

Annual Report

October 31, 2020

JPMorgan International Equity Plus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategy and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 10, 2020 (Unaudited)

“We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment.”

-         Andrea L. Lisher

Dear Shareholders,

Even as the pandemic fueled deep uncertainty over the past year, global financial markets proved to be resilient with unprecedented support from central banks and broad investor optimism over advances in global efforts to end the pandemic. Over the twelve months ended October 31, 2020, equity prices in the U.S. and emerging markets generally led a broad but uneven recovery from lows reached in the first quarter of 2020. For the period, the S&P 500 Index returned 9.71%, the MSCI Emerging Markets Index returned 8.62% and the MSCI EAFE Index returned -6.46%.

The period began with upward momentum in global equity markets but by the end of March 2020, investors responded to the emerging pandemic with a broad sell-off that fed a sharp spike in financial market volatility. The swift response of leading central banks to seek to ensure market liquidity brought some calm to financial markets and in the following months equity prices began to recover. Though the full economic impact of the pandemic remains unknown, investors have appeared to focus on specific efforts to contain Covid-19 and the timeline for the potential availability of vaccines against the virus.

Throughout this period, J.P. Morgan Asset Management has quickly adapted to unique challenges and has continued to operate utilizing the same fundamental practices and principles that have driven our success. We maintain an unwavering commitment to seeking to provide investors with innovative and timely solutions required to meet the demands and opportunities of any market environment. On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JPMorgan International Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.35)%
MSCI EAFE Index (net of foreign withholding taxes)	(6.86)%
Net Assets as of 10/31/2020	$9,697,362

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Plus Fund (the “Fund”) seeks to provide long term capital appreciation.

HOW DID THE MARKET PERFORM?

While global financial markets largely entered the reporting period with support from an improving economic and trade outlook, the economic shock of the pandemic response sparked a drop in global asset prices and a spike in market volatility in the first quarter of 2020. Rapid interventions by the world’s central banks helped to calm investors and set the stage for general but uneven recovery in financial markets.

The final months of 2019 were marked by rising prices for global equity - led by U.S. markets – driven partly by gains in U.S. and European manufacturing and an initial U.S.-China agreement to lower trade barriers. Amid already low interest rates, the U.S. Federal Reserve (the “Fed”) declined to cut rates further at its December meeting.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the prices of Brent crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2020.

By sector, the Fund’s security selection and overweight position in the semiconductors & hardware sector and its security selection in the utilities sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the retail and consumer staples sectors were leading detractors from relative performance.

By region, the Fund’s out-of-Benchmark allocation emerging markets and its security selection in the Pacific, excluding Japan, were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the U.K. and its slight underweight position in Japan were the leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. and its overweight positions in Nintendo Co. and Air Liquide SA. Shares of Taiwan Semiconductor Manufacturing, which was not held rose after the company reported consecutive quarters of better-than-expected earnings amid growth in demand for advanced

JPMorgan International Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

semiconductors during the period. Shares of Nintendo, a Japanese maker of home entertainment systems, rose amid increased consumer demand for its products during the reporting period. Shares of Air Liquide, a French manufacturer of industrial gases and related equipment, rose amid increased hospital demand for oxygen and ventilators as a result of the pandemic.

Leading individual detractors from the Fund’s relative performance included overweight positions in Anheuser-Busch InBev SA and Airbus SE, and its underweight position in Softbank Group Corp. Shares of Anheuser-Busch InBev, a beverage manufacturer based in Belgium, fell amid a sharp decline in consumer demand in the first half of 2020, largely due to pandemic-related restrictions. Shares of Airbus, a French airplane manufacturer, fell amid sharp decline in demand from airlines in response to the pandemic. Shares of Softbank Group, a Japanese technology and investment company not held by the Fund, rose after it agreed to sell its Arm unit to Nvidia Corp. for $40 billion.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s largest sector allocations were in the pharmaceutical/medical technologies and consumer staples sectors, while its smallest allocations were in the health services & systems and property sectors. The Fund’s largest regional allocations were to Europe excluding the U.K. and Japan, while its smallest allocations were to emerging markets and the Pacific, excluding Japan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO ***

1. Nestle SA (Registered) (Switzerland)	3.7%
2. Roche Holding AG (Switzerland)	3.1
3. Keyence Corp. (Japan)	2.4
4. ASML Holding NV (Netherlands)	2.2
5. Sony Corp. (Japan)	2.1
6. Unilever NV (United Kingdom)	2.1
7. Novo Nordisk A/S, Class B (Denmark)	2.0
8. AIA Group Ltd. (Hong Kong)	2.0
9. LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
10. Novartis AG (Registered) (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY ***

Japan	21.5%
United Kingdom	14.0
France	11.7
Switzerland	11.6
Germany	7.8
Australia	4.2
China	4.2
Denmark	4.1
Hong Kong	3.1
Spain	3.1
Netherlands	2.8
Sweden	2.1
Taiwan	1.6
India	1.6
South Korea	1.5
Finland	1.1
United States	1.1
Singapore	1.0
Others (each less than 1.0%)	1.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan International Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2020. The Fund’s portfolio composition is subject to change.

JPMorgan International Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2020
	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	June 25, 2019
With Sales Charge*		(11.43)%	(6.30)%
Without Sales Charge		(6.52)	(2.49)

CLASS C SHARES	June 25, 2019
With CDSC**		(8.05)	(2.99)
Without CDSC		(7.05)	(2.99)

CLASS I SHARES	June 25, 2019	(6.35)	(2.26)

* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

JPMorgan International Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2020 (Unaudited) (continued)

The Fund commenced operations on June 25, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Plus Fund and the MSCI EAFE Index from June 25, 2019 to October 31, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020

Investments	Shares	Value ($)

COMMON STOCKS - 98.9%

Australia - 4.2%
BHP Group Ltd.	6,052	145,076
Commonwealth Bank of Australia	2,558	124,195
Rio Tinto Ltd.	2,098	136,483

		405,754

Austria - 0.5%
Erste Group Bank AG	2,426	49,867

Belgium - 0.6%
KBC Group NV	1,278	63,142

China - 4.2%
Alibaba Group Holding Ltd.*	3,000	113,682
Ping An Insurance Group Co. of
China Ltd., Class H	10,000	103,397
Prosus NV*	737	73,579
Tencent Holdings Ltd.	1,500	114,608

		405,266

Denmark - 4.1%
Carlsberg A/S, Class B	848	107,374
Novo Nordisk A/S, Class B	3,052	194,613
Orsted A/S(a)	594	94,276

		396,263

Finland - 1.1%
Kone OYJ, Class B	1,327	105,647

France - 11.6%
AXA SA	4,370	70,179
Capgemini SE	1,034	119,394
Kering SA	170	102,734
Legrand SA	1,232	91,192
L’Oreal SA	396	127,981
LVMH Moet Hennessy Louis
Vuitton SE	407	190,780
Pernod Ricard SA	610	98,272
Safran SA*	719	75,840
Schneider Electric SE	918	111,543
TOTAL SE	2,628	79,620
Vinci SA	688	54,342

		1,121,877

Germany - 7.8%
adidas AG*	347	103,095
Allianz SE (Registered)	691	121,723
Delivery Hero SE*(a)	603	69,221
Deutsche Boerse AG	511	75,298
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	401	93,985
SAP SE	1,225	130,689
Symrise AG	617	76,083
Vonovia SE	1,295	82,703

		752,797

Hong Kong - 3.1%
AIA Group Ltd.	20,400	194,151
Hong Kong Exchanges & Clearing
Ltd.	2,200	105,421

		299,572

Investments	Shares	Value ($)
India - 1.5%
HDFC Bank Ltd., ADR*	2,613	150,091

Japan - 21.2%
Daikin Industries Ltd.	600	112,280
FANUC Corp.	500	105,612
Hoya Corp.	1,400	158,000
Kao Corp.	2,100	149,517
Keyence Corp.	500	226,911
Komatsu Ltd.	4,500	101,455
Kubota Corp.	7,100	123,384
Makita Corp.	1,800	79,566
Nidec Corp.	1,200	121,203
Nintendo Co. Ltd.	200	108,138
Recruit Holdings Co. Ltd.	3,600	136,982
Shin-Etsu Chemical Co. Ltd.	1,100	146,924
SMC Corp.	200	106,381
Sony Corp.	2,400	200,080
Sysmex Corp.	800	75,143
Tokyo Electron Ltd.	400	107,364

		2,058,940

Macau - 0.7%
Sands China Ltd.	18,400	64,577

Netherlands - 2.8%
ASML Holding NV	575	208,037
ING Groep NV	9,123	62,490

		270,527

Singapore - 1.0%
DBS Group Holdings Ltd.	6,400	95,333

South Korea - 1.5%
Samsung Electronics Co. Ltd.,
GDR(a)	113	142,631

Spain - 3.0%
Cellnex Telecom SA(a)	1,195	76,708
Iberdrola SA	11,357	134,099
Industria de Diseno Textil SA	3,488	86,116

		296,923

Sweden - 2.1%
Atlas Copco AB, Class A	2,568	113,355
Svenska Handelsbanken AB, Class A*	10,868	88,060

		201,415

Switzerland - 11.5%
LafargeHolcim Ltd. (Registered)*	2,490	106,870
Lonza Group AG (Registered)	163	98,763
Nestle SA (Registered)	3,168	356,330
Novartis AG (Registered)	2,209	172,131
Roche Holding AG	914	293,697
SGS SA (Registered)	35	87,424

		1,115,215

Taiwan - 1.6%
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR	1,816	152,308

United Kingdom - 13.8%
Diageo plc	5,197	167,956
GlaxoSmithKline plc	9,668	161,441

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Investments	Shares	Value ($)
InterContinental Hotels Group plc	1,285	65,291
Legal & General Group plc	37,197	89,184
Linde plc	440	96,433
London Stock Exchange Group plc	869	93,676
Persimmon plc	2,930	88,710
Prudential plc	6,671	81,590
Reckitt Benckiser Group plc	1,375	121,122
RELX plc	5,328	105,430
Smith & Nephew plc	4,114	71,436
Unilever NV	3,505	197,590

		1,339,859

United States - 1.0%
Ferguson plc	1,027	102,003

TOTAL COMMON STOCKS (Cost $9,753,218)		9,590,007

Total Investments - 98.9% (Cost $9,753,218)		9,590,007
Other Assets Less Liabilities - 1.1%		107,355

Net Assets - 100.0%		9,697,362

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Summary of Investments by Industry, October 31, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	8.6%
Insurance	7.9
Machinery	7.7
Banks	6.6
Personal Products	4.9
Semiconductors & Semiconductor Equipment	4.9
Textiles, Apparel & Luxury Goods	4.1
Beverages	3.9
Food Products	3.7
Professional Services	3.4
Electrical Equipment	3.4
Chemicals	3.3
Health Care Equipment & Supplies	3.2
Household Durables	3.0
Metals & Mining	2.9
Capital Markets	2.8
Internet & Direct Marketing Retail	2.7
Electric Utilities	2.4
Electronic Equipment, Instruments & Components	2.4
Technology Hardware, Storage & Peripherals	1.5
Software	1.4
Hotels, Restaurants & Leisure	1.3
Household Products	1.3
IT Services	1.2
Interactive Media & Services	1.2
Building Products	1.2
Entertainment	1.1
Construction Materials	1.1
Trading Companies & Distributors	1.1
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	4.8

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at October 31, 2020

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in GBP based on the local currencies of the positions within the swaps.	8/3/2021	$109,843	$1	$–	$1

		NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	PERCENTAGE OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)
Long Positions
Common Stock
United Kingdom
Lloyds Banking Group plc	195,725	71,265	204	0.0	(a)
Prudential plc	4,443	54,340	73	0.0	(a)
RELX plc	2,168	42,900	(2)	0.0	(a)
SSE plc	3,020	49,526	426	0.0	(a)
Taylor Wimpey plc	94,401	129,338	(51)	0.0	(a)
Wm Morrison Supermarkets plc	40,074	84,591	20	0.0	(a)
	339,831	431,960	670	0.0	(a)
United States
Ferguson plc	997	99,023	(715)	0.0	(a)
Total Long Positions of Total Return Basket Swap	340,828	530,983	(45)	0.0	(a)
Short Positions
Common Stock
United Kingdom
Barratt Developments plc	(14,587)	(91,177)	3	0.0	(a)
British Land Co. plc (The)	(16,287)	(73,551)	3	0.0	(a)
Pearson plc	(19,251)	(127,187)	5	0.0	(a)
Severn Trent plc	(4,106)	(129,225)	35	0.0	(a)
Total Short Positions of Total Return Basket Swap	(54,231)	(421,140)	46	0.0	(a)
Total of Long and Short Positions of Total Return Basket Swap	286,597	109,843	1	0.0	(a)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month CIBOR on long positions, plus or minus a specified spread of 0.15%, which is denominated in DKK based on the local currencies of the positions within the swaps.	9/6/2021	$155,613	$34	$–	$34

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($)(1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($)(2)	PERCENTAGE OF NET ASSETS (%)
Long Positions
Common Stock
Denmark
Carlsberg A/S	606	76,732	34	0.0(a)
Orsted A/S(b)	497	78,881	–	–
Total Long Positions of Total Return Basket Swap	1,103	155,613	34	0.0(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE(1)	NET UNREALIZED APPRECIATION (DEPRECIATION)(2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in EUR based on the local currencies of the positions within the swaps.	8/3/2021	$3,212	$(252)	$–	$(252)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
France
Kering SA	82	49,554	36	0.0	(a)
LVMH Moet Hennessy Louis Vuitton SE	62	29,062	13	0.0	(a)
Schneider Electric SE	559	67,922	84	0.0	(a)
Vinci SA	841	66,427	(1)	0.0	(a)
	1,544	212,965	132	0.0	(a)
Germany
adidas AG*	289	85,863	34	0.0	(a)
Deutsche Telekom AG (Registered)	4,264	64,807	(99)	0.0	(a)
E.ON SE	6,668	69,442	(79)	0.0	(a)
RWE AG	1,568	58,028	(26)	0.0	(a)
	12,789	278,140	(170)	0.0	(a)
Spain
Iberdrola SA	5,526	65,249	86	0.0	(a)
Industria de Diseno Textil SA	2,934	72,439	31	0.0	(a)
	8,460	137,688	117	0.0	(a)
Italy
Snam SpA	15,261	74,414	(58)	0.0	(a)
China
Prosus NV*	967	96,541	(65)	0.0	(a)
Netherlands
ASML Holding NV	158	57,165	(248)	0.0	(a)
Total Long Positions of Total Return Basket Swap	39,179	856,913	(292)	0.0	(a)

Short Positions

Common Stock
Germany
Daimler AG (Registered)	(2,031)	(104,979)	45	0.0	(a)
Fraport AG Frankfurt Airport Services Worldwide*	(796)	(28,790)	(33)	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
REFERENCE ENTITY	SHARES	VALUE ($)(1)	(DEPRECIATION) ($)(2)	OF NET ASSETS (%)
Software AG	(996)	(35,681)	–	–
Telefonica Deutschland Holding AG	(23,284)	(58,729)	36	0.0(a)
	(27,107)	(228,179)	48	0.0(a)
Italy
Banco BPM SpA	(38,351)	(69,473)	(197)	0.0(a)
Eni SpA	(8,153)	(57,112)	(35)	0.0(a)
Salvatore Ferragamo SpA*	(3,833)	(49,445)	(27)	0.0(a)
Terna Rete Elettrica Nazionale SpA	(11,059)	(74,668)	87	0.0(a)
	(61,396)	(250,698)	(172)	0.0(a)
Netherlands
Heineken NV	(899)	(79,577)	206	0.0(a)
Finland
Fortum OYJ	(3,424)	(64,360)	43	0.0(a)
Belgium
Etablissements Franz Colruyt NV	(1,613)	(95,469)	–	–
Spain
Aena SME SA*(b)	(309)	(41,633)	(32)	0.0(a)
Enagas SA	(2,917)	(62,960)	(8)	0.0(a)
	(3,226)	(104,593)	(40)	0.0(a)
France
Aeroports de Paris	(315)	(30,825)	(45)	0.0(a)
Total Short Positions of Total Return Basket Swap	(97,980)	(853,701)	40	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	(58,801)	3,212	(252)	0.0(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE(1)	NET UNREALIZED APPRECIATION (DEPRECIATION)(2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month NIBOR on short positions, plus or minus a specified spread of 0.00%, which is denominated in NOK based on the local currencies of the positions within the swaps.	8/3/2021	$(35,774)	$(62)	$–	$(62)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($)(1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($)(2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stock
Norway
DNB ASA	(2,649)	(35,774)	(62)	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.30)% to 0.30%), which is denominated in JPY based on the local currencies of the positions within the swaps.	7/29/2021	$(112,530)	$(1,432)	$–	$(1,432)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE ($)(1)	NET UNREALIZED APPRECIATION (DEPRECIATION) ($)(2)	PERCENTAGE OF NET ASSETS (%)
Long Positions
Common Stock
Japan
Hitachi Ltd.	1,700	57,297	433	0.0(a)
Hoya Corp.	500	56,428	74	0.0(a)
Kansai Paint Co. Ltd.	2,400	61,877	235	0.0(a)
Nippon Telegraph & Telephone Corp.	2,000	42,072	121	0.0(a)
ORIX Corp.	4,800	56,137	410	0.0(a)
Resona Holdings, Inc.	19,200	63,302	491	0.0(a)
Shiseido Co. Ltd.	1,100	68,098	329	0.0(a)
Sundrug Co. Ltd.	2,400	89,116	287	0.0(a)
Suzuki Motor Corp.	1,200	51,537	452	0.0(a)
Tokyo Electron Ltd.	300	80,523	577	0.0(a)
Total Long Positions of Total Return Basket Swap	35,600	626,387	3,409	0.0(a)
Short Positions
Common Stock
Japan
Brother Industries Ltd.	(5,400)	(83,442)	(607)	0.0(a)
Fukuoka Financial Group, Inc.	(4,200)	(70,255)	(532)	0.0(a)
Isetan Mitsukoshi Holdings Ltd.	(12,700)	(61,851)	(592)	0.0(a)
Japan Post Holdings Co. Ltd.	(7,900)	(54,205)	(261)	0.0(a)
Kawasaki Heavy Industries Ltd.	(4,500)	(53,762)	(465)	0.0(a)
Mazda Motor Corp.	(8,600)	(45,157)	(307)	0.0(a)
Nippon Paint Holdings Co. Ltd.	(600)	(54,048)	(235)	0.0(a)
Seiko Epson Corp.	(4,400)	(51,100)	(500)	0.0(a)
SoftBank Corp.	(3,800)	(44,222)	(214)	0.0(a)
Takashimaya Co. Ltd.	(9,100)	(68,023)	(573)	0.0(a)
Yamada Denki Co. Ltd.	(17,200)	(83,864)	(406)	0.0(a)
Yamazaki Baking Co. Ltd.	(4,200)	(68,988)	(149)	0.0(a)
Total Short Positions of Total Return Basket Swap	(82,600)	(738,917)	(4,841)	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	(47,000)	(112,530)	(1,432)	0.0(a)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month STIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in SEK based on the local currencies of the positions within the swaps.	8/3/2021	$11,942	$60	$–	$60

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Sweden
Lundin Energy AB	3,098	59,224	90	0.0	(a)
Volvo AB*	5,438	105,700	(116)	0.0	(a)
Total Long Positions of Total Return Basket Swap	8,536	164,924	(26)	0.0	(a)

Short Positions

Common Stock
Sweden
Electrolux AB	(4,304)	(97,048)	123	0.0	(a)
Telefonaktiebolaget LM Ericsson	(5,010)	(55,934)	(37)	0.0	(a)
Total Short Positions of Total Return Basket Swap	(9,314)	(152,982)	86	0.0	(a)
Total of Long and Short Positions of Total Return Basket Swap	(778)	11,942	60	0.0	(a)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.30)% to 0.30%), which is denominated in AUD based on the local currencies of the positions within the swaps.	7/29/2021	$(2,070)	$363	$–	$363

NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Australia
Westpac Banking Corp.	5,944	75,232	404	0.0(a)

Short Positions

Common Stock

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)
Australia
Bendigo & Adelaide Bank Ltd.	(8,320)	(39,139)	(15)	0.0	(a)
National Australia Bank Ltd.	(2,917)	(38,163)	(26)	0.0	(a)
Total Short Positions of Total Return Basket Swap	(11,237)	(77,302)	(41)	0.0	(a)
Total of Long and Short Positions of Total Return Basket Swap	(5,293)	(2,070)	363	0.0	(a)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CHF based on the local currencies of the positions within the swaps.	8/3/2021	$(184,242)	$(76)	$–	$(76)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Switzerland
Helvetia Holding AG (Registered)	945	74,100	104	0.0	(a)
Temenos AG (Registered)	271	29,125	31	0.0	(a)
Total Long Positions of Total Return Basket Swap	1,216	103,225	135	0.0	(a)

Short Positions

Common Stock
Switzerland
ABB Ltd. (Registered)	(2,671)	(64,812)	1	0.0	(a)
Baloise Holding AG (Registered)	(589)	(80,549)	(63)	0.0	(a)
Swatch Group AG (The)	(401)	(84,920)	(102)	0.0	(a)
Swiss Life Holding AG (Registered)*	(170)	(57,186)	(47)	0.0	(a)
Total Short Positions of Total Return Basket Swap	(3,831)	(287,467)	(211)	0.0	(a)
Total of Long and Short Positions of Total Return Basket Swap	(2,615)	(184,242)	(76)	0.0	(a)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month HIBOR on long positions, plus or minus a specified spread of 0.30%, which is denominated in HKD based on the local currencies of the positions within the swaps.	9/27/2021	$70,484	$194	$–	$194

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2020 (continued)

NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
China
Budweiser Brewing Co. APAC Ltd.(b)	23,900	70,484	194	0.0(a)

The following reference rates, and their values as of period-end, are used for security descriptions:

Value
BBSW	0.05%
CHF LIBOR	(0.80)
CIBOR	(0.30)
EURIBOR	(0.55)
GBP LIBOR	0.04
HIBOR	0.40
JPY LIBOR	(0.09)
NIBOR	0.43
STIBOR	(0.05)

Summary of total OTC swap contracts outstanding as of October 31, 2020:

	Net Upfront
	Payments
	(Receipts) ($)	Value ($)

Assets
OTC Total return basket swap contracts outstanding	—	652

Liabilities
OTC Total return basket swap contracts outstanding	—	(1,822)

Abbreviations
AUD	Australian Dollar
BBSW	ASX Australia Bank Bill Swap Rate
CHF	Swiss Franc
CIBOR	Copenhagen Interbank Offered Rate
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
HKD	Hong Kong Dollar
HIBOR	Hong Kong Interbank Offered Rate
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
NOK	Norwegian Krone
OYJ	Public Limited Company
SEK	Swedish Krona
STIBOR	Stockholm Interbank Offered Rate

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(1)	Notional value represents market value as of October 31, 2020 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2020

JPMorgan International Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$9,590,007
Cash	69,980
Foreign currency, at value	1,237
Receivables:
Investment securities sold	46,511
Dividends from non-affiliates	10,059
Tax reclaims	15,064
Outstanding OTC swap contracts, at value	652
Due from counterparty for swap contracts	87,361

Total Assets	9,820,871

LIABILITIES:
Payables:
Investment securities purchased	18,575
Outstanding OTC swap contracts, at value	1,822
Accrued liabilities:
Investment advisory fees	10,352
Distribution fees	17
Service fees	600
Custodian and accounting fees	6,860
Trustees’ and Chief Compliance Officer’s fees	38
Other	85,245

Total Liabilities	123,509

Net Assets	$9,697,362

NET ASSETS:
Paid-in-Capital	$10,203,945
Total distributable earnings (loss)	(506,583)

Total Net Assets	$9,697,362

Net Assets:
Class A	$19,329
Class C	19,199
Class I	9,658,834

Total	$9,697,362

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,358
Class C	1,355
Class I	676,736

Net Asset Value (a):
Class A - Redemption price per share	$14.24
Class C - Offering price per share (b)	14.17
Class I - Offering and redemption price per share	14.27
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.03

Cost of investments in non-affiliates	$9,753,218
Cost of foreign currency	1,234

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2020

JPMorgan International Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$105
Interest income from affiliates	35
Dividend income from non-affiliates	242,175
Dividend income from affiliates	2,066
Foreign taxes withheld (net)	(23,352)

Total investment income	221,029

EXPENSES:
Investment advisory fees	59,367
Administration fees	7,421
Distribution fees:
Class A	49
Class C	148
Service fees:
Class A	49
Class C	49
Class I	24,638
Custodian and accounting fees	50,685
Interest expense to affiliates	51
Professional fees	88,806
Trustees’ and Chief Compliance Officer’s fees	25,005
Printing and mailing costs	1,432
Registration and filing fees	725
Transfer agency fees (See Note 2.I.)	1,270
Offering costs (See Note 2.G.)	6,835
Other	233

Total expenses	266,763

Less fees waived	(87,398)

Less expense reimbursements	(105,450)

Net expenses	73,915
Net investment income (loss)	147,114

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(542,217)
Futures contracts	(716)
Foreign currency transactions	13,507
Forward foreign currency exchange contracts	(8,085)
Swaps	120,212

Net realized gain (loss)	(417,299)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(368,476)
Futures contracts	(9,685)
Foreign currency translations	527
Forward foreign currency exchange contracts	(4,468)
Swaps	(414)

Change in net unrealized appreciation/depreciation	(382,516)

Net realized/unrealized gains (losses)	(799,815)

Change in net assets resulting from operations	$(652,701)

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan International Equity Plus Fund
	Year Ended October 31, 2020	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$147,114	$70,998
Net realized gain (loss)	(417,299)	59,932
Change in net unrealized appreciation/depreciation	(382,516)	219,133

Change in net assets resulting from operations	(652,701)	350,063

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(386)	—
Class C	(341)	—
Class I	(203,264)	—

Total distributions to shareholders	(203,991)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	203,991	10,000,000

NET ASSETS:
Change in net assets	(652,701)	10,350,063
Beginning of period	10,350,063	—

End of period	$9,697,362	$10,350,063

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$20,000
Distributions reinvested	386	—

Change in net assets resulting from Class A capital transactions	$386	$20,000

Class C
Proceeds from shares issued	$—	$20,000
Distributions reinvested	341	—

Change in net assets resulting from Class C capital transactions	$341	$20,000

Class I
Proceeds from shares issued	$—	$9,960,000
Distributions reinvested	203,264	—

Change in net assets resulting from Class I capital transactions	$203,264	$9,960,000

Total change in net assets resulting from capital transactions	$203,991	$10,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	1,333
Reinvested	25	—

Change in Class A Shares	25	1,333

Class C
Issued	—	1,334
Reinvested	21	—

Change in Class C Shares	21	1,334

Class I
Issued	—	664,000
Reinvested	12,736	—

Change in Class I Shares	12,736	664,000

(a) Commencement of operations was June 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)
JPMorgan International Equity Plus Fund

Class A

Year Ended October 31, 2020	$15.51	$0.18	$(1.16)	$(0.98)	$(0.29)	$14.24	(6.52)%	$19,329	1.00%	1.24%	2.93%	84%

June 25, 2019 (f) through October 31, 2019	15.00	0.09	0.42	0.51	—	15.51	3.40	20,682	1.00(g)	1.79(g)	6.86(g)	8

Class C

Year Ended October 31, 2020	15.48	0.11	(1.16)	(1.05)	(0.26)	14.17	(6.99)	19,199	1.50	0.74	3.62	84

June 25, 2019 (f) through October 31, 2019	15.00	0.07	0.41	0.48	—	15.48	3.20	20,646	1.50(g)	1.29(g)	7.37(g)	8

Class I

Year Ended October 31, 2020	15.53	0.22	(1.17)	(0.95)	(0.31)	14.27	(6.35)	9,658,834	0.75	1.49	2.70	84

June 25, 2019 (f) through October 31, 2019	15.00	0.11	0.42	0.53	—	15.53	3.53	10,308,735	0.74(g)	2.04(g)	4.30(g)	8

(a)	Annualized for periods less than one year, unless otherwise noted.

(b)	Calculated based upon average shares outstanding.

(c)	Not annualized for periods less than one year.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

(f)	Commencement of operations.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2020

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan International Equity Plus Fund	Class A, Class C and Class I	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on June 25, 2019. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$405,754	$–	$405,754
Austria	–	49,867	–	49,867
Belgium	–	63,142	–	63,142
China	–	405,266	–	405,266
Denmark	94,276	301,987	–	396,263
Finland	–	105,647	–	105,647
France	–	1,121,877	–	1,121,877
Germany	–	752,797	–	752,797
Hong Kong	–	299,572	–	299,572
India	150,091	–	–	150,091
Japan	–	2,058,940	–	2,058,940
Macau	–	64,577	–	64,577
Netherlands	–	270,527	–	270,527
Singapore	–	95,333	–	95,333
South Korea	142,631	–	–	142,631
Spain	–	296,923	–	296,923
Sweden	–	201,415	–	201,415
Switzerland	–	1,115,215	–	1,115,215
Taiwan	152,308	–	–	152,308
United Kingdom	–	1,339,859	–	1,339,859
United States	–	102,003	–	102,003

Total Common Stocks	539,306	9,050,701	–	9,590,007

Total Investments in Securities	$539,306	$9,050,701	$–	$9,590,007

Appreciation in Other Financial Instruments
Swaps	$–	$652	$–	$652

Depreciation in Other Financial Instruments
Swaps	$–	$(1,822)	$–	$(1,822)

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2020, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the year ended October 31, 2020.

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Underlying Fund distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the year ended October 31, 2020

Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2020	Shares at October 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	$364,271	$249,352	$613,623	$—	$—	$—	—	$2,066	$—

(a) Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including total return basket swaps to manage total return risk within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund’s OTC swap contracts are subject to master netting arrangements.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statement of Assets and Liabilities and as Net realized gain (loss) on transactions from swaps on the Statement of Operations.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statement of Assets and Liabilities).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the Statement of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation on swaps on the Statement of Operations.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

(4). Summary of Derivatives Information — The following table present the value of derivatives held as of October 31, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location

Gross Assets:		Swaps

Equity contracts	Receivables	$652

Gross Liabilities:

Equity contracts	Payables	$(1,822)

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2020, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations

Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total

Equity contracts	$(716)	$—	$120,212	$119,496

Foreign exchange contracts	—	(8,085)	—	(8,085)

Total	$(716)	$(8,085)	$120,212	$111,411

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations

Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total

Equity contracts	$(9,685)	$—	$(414)	$(10,099)

Foreign exchange contracts	—	(4,468)	—	(4,468)

Total	$(9,685)	$(4,468)	$(414)	$(14,567)

Derivatives Volume

The tables below disclose the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts — Equity:

Average Notional Balance Long	$347,078(a)

Forward Foreign Currency Exchange Contracts:

Average Settlement Value Purchased	1,392,305(b)

Average Settlement Value Sold	942,175(b)

Total Return Basket Swaps:

Average Notional Balance Long	2,367,234

Average Notional Balance Short	2,347,035

Ending Notional Balance Long	2,583,761

Ending Notional Balance Short	2,567,283

(a) For the period November 1, 2019 through August 31, 2020.

(b) For the period November 1, 2019 through September 30, 2020.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

The Fund’s derivatives contracts held at October 31, 2020 are not accounted for as hedging instruments under GAAP.

G. Offering and Organizational Costs — Total offering costs of $10,737 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the year ended October 31, 2020, total offering costs amortized were $6,835.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended October 31, 2020 are as follows:

Class A	Class C	Class I	Total

$-	$37	$1,233	$1,270

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually with respect to the Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)

$-	$130,369	$(130,369)

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investments in pass foreign investment companies (“PFICs”) and investments in swaps.

M. Recent Accounting Pronouncement - In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended October 31, 2020, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2020, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I
1.00%	1.50%	0.75%

The expense limitation agreement was in effect for the year ended October 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2021.

For the year ended October 31, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers

Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$59,367	$7,421	$20,043	$86,831	$105,450

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2020 was $567.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$ 8,634,170	$ 7,977,556

During the year ended October 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 9,768,267	$ 599,082	$ 778,512	$ (179,430)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2020 was as follows:

Ordinary Income*	Total Distributions Paid
$ 203,991	$ 203,991

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain on (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$254,448	$(574,805)	$(178,433)

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

At October 31, 2020, the Fund had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$259,405	$315,400

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended October 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2020, all of the Fund’s shares were held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2020, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

France	11.7%
Japan	21.5
Switzerland	11.6
United Kingdom	14.0

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan International Equity Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan International Equity Plus Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020 and the statements of changes in net assets and the financial highlights for the year ended October 31, 2020 and for the period June 25, 2019 (commencement of operations) through October 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year ended October 31, 2020, and the changes in its net assets and the financial highlights for the year ended October 31, 2020 and for the period June 25, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement , whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

33

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

34

(1)

Mr. Marshall is retiring from the Board of Trustees effective the close of business on December 31, 2020. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2020, and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Ending Account
	Beginning	Value	Expenses Paid	Annualized
	Account Value	October 31,	During the	Expense
	May 1, 2020	2020	Period*	Ratio

JPMorgan International Equity Plus Fund
Class A

Actual	$1,000.00	$1,096.20	$5.27	1.00%

Hypothetical	1,000.00	1,020.11	5.08	1.00
Class C

Actual	1,000.00	1,093.40	7.89	1.50

Hypothetical	1,000.00	1,017.60	7.61	1.50
Class I

Actual	1,000.00	1,097.70	3.95	0.75

Hypothetical	1,000.00	1,021.37	3.81	0.75

*Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund had $223,428 or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2020.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2020, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

Gross	Foreign Tax
Income	Pass Through

$ 242,941	$ 23,352

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Fund.s are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $290,593

2019 – $160,296

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $47,694

2019 – $38,520

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $63,720

2019 – $46,919

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – Not applicable

2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 – $24.8 million

2019 – $30.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 4, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 4, 2021